UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2021

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

52	Statement of Assets and Liabilities

53	Statement of Operations

54	Statements of Changes in Net Assets

56	Financial Highlights

58	Notes to Financial Statements

74	Report of Independent Registered Public Accounting Firm

75	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 3.28%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,1 which returned -1.54% over the same period.

The twelve-month period brought heightened market volatility as the U.S. continued its steady recovery from the onset of the COVID-19 pandemic. However, U.S. risk assets generally exhibited positive performance, despite stretches of instability throughout the year. U.S. equities performed the best, highlighted by the three major U.S. equity indices, which all gained over 20% for the year. Within credit, lower quality credit outperformed higher quality tiers. High yield bonds, as represented by the ICE BofA U.S. High Yield Constrained Index2, returned 5.35% for the period, compared to investment grade bonds, as represented by the ICE BofA U.S. Corporate Index3, which returned -0.95%. Other asset classes also exhibited solid performance throughout the year. Convertible bonds, represented by the ICE BofA U.S. Convertible Index4, and leveraged loans, as represented by the Credit Suisse Leveraged Loan Index5, posted returns of 6.35% and 5.41%, respectively.

1

While U.S. markets performed well, COVID-19 remained a significant headwind across all global markets throughout the year. However, the development and acceleration of access to COVID-19 vaccinations created a more positive sentiment around the virus, as both infections and hospitalization trends improved throughout much of the first quarter of 2021. The decline in cases was short-lived, however, as the emergence of new variants of the COVID-19 virus throughout the year posed significant obstacles to the ongoing recovery of the U.S. economy. The Delta variant caused new waves of positive cases and increased hospitalizations around the world and weighed directly on global growth in the third quarter of 2021. This was evident in equity markets in September, as the three major U.S. indices faced their largest monthly pullbacks since the onset of the pandemic in March 2020. U.S. markets succumbed to another COVID-19 related sell-off towards the end of the year due to emergence of the Omicron variant. Given its high rate of transmission and ability to evade immunity from standard vaccination dosages, this variant caused a major risk-off shift in investor sentiment. Major indices experienced one of their worst performing trading sessions of the year on November 26th, highlighted by the Dow Jones Industrial Average having its worst session since October 2020.

While the emergence of these new variants dampened the global growth outlook, U.S. markets continued to be bolstered by ongoing support from the U.S. Federal Reserve (“Fed”) via central bank liquidity. The Fed remained extremely accommodative throughout the year, keeping the Federal Fund’s rate near zero to boost U.S. economic recovery. Notably, the Fed’s balance sheet ballooned to almost $9 trillion in the latter part of the year, up from $4.4 trillion prior to the start of the pandemic. U.S. markets were also bolstered by ongoing fiscal stimulus. After having passed an approximately $1.9 trillion stimulus bill in March featuring direct payments to households affected by the pandemic, Congress later passed an approximately $1.2 trillion physical infrastructure package that featured more than $550 billion in new spending.

Although this increased stimulus benefited U.S. markets, it also contributed to concerns of increasing inflation in the U.S. economy by boosting post-lockdown consumer demand. Following a relatively modest increase in the first quarter of 2021, consumer prices accelerated higher throughout the remainder of the year, averaging gains of approximately 5.3% year-over-year from April to September, the fastest annual increase since 2008. Inflation concerns were truly manifested in the November Consumer Price Index (CPI) report, which revealed headline consumer prices up 6.8% year-over-year, the highest levels since June 1982. In addition to stimulative policy, supply chain constraints also played an integral part in driving inflation higher. Many industries were unable to consistently meet pent up consumer demand, and production bottlenecks caused by the pandemic led to shortages of goods and, therefore, heavy price increases from supply and demand imbalances.

2

Despite this upward pressure, the Fed remained mostly consistent in its messaging on inflationary expectations throughout the spring and summer of 2021 in that it was mostly transitory. It was not until the fourth quarter that the Fed pivoted to a more hawkish stance on inflation. Despite the lack of surprises from the early November Federal Open Market Committee (FOMC) meeting, there was a notable shift in tone from the Fed, as Chairman Jerome Powell indicated that it may be appropriate for the central bank to consider wrapping up its taper a few months sooner than initially envisioned. Shortly thereafter, the FOMC announced at its December meeting that it would accelerate its tapering of asset purchases by $30 billion per month, up from the original $15 billion. In the post-meeting press conference, Chairman Powell indicated that the accelerated taper would put the bank in a better position to address issues, including high inflation. While this adjustment was widely expected, the December meeting did also reveal the new median Fed projection for three interest rate hikes in 2022, up from the September forecast in which the median projection called for one rate hike in 2022. These new projections were aimed towards curbing inflation, which Chairman Powell said may be more persistent. Looking forward, however, some economists noted that the rate path was only increased by a cumulative one hike through 2024 and indicated that the core personal consumption expenditures (PCE) outlook still suggested transitory inflation, despite the Fed removing its reference to “transitory”.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. This approach helped the Fund outperform its benchmark by over 400 bps during the twelve-month period ending December 31, 2021. Exposure to several asset classes contributed to this performance, including high-yield bonds, bank loans and U.S. equities. High yield bonds were the most significant contributor to relative performance for the Fund. Overall, high yield bonds benefited from the continued global economic recovery and corporate earnings beats, which led to tighter credit spreads to offset the headwinds of rising U.S. Treasury yields. Many of the Fund’s high yield investments were in the energy sector which was supported in 2021 by higher global energy demand and rising oil prices. Bank loans also provided solid returns for the period as the asset class benefited from improving credit conditions and robust retail demand, while their floating rate nature provided protection from rising rates. U.S equity markets also benefited from several tailwinds throughout the year, including continued supportive financial conditions and expansion of central bank balance sheets, as well as record corporate earnings beats. The Fund’s exposure to growth-oriented equities, particularly in the software sector, contributed to relative performance in the period as growth outperformed value despite the broader economic normalization trend and rising rates.

3

The Fund held a slight allocation to mortgage-backed securities which detracted from performance, as the sector underperformed more credit-sensitive assets due to increased interest rate volatility. The Fund held a modest allocation to sovereign bonds which also detracted from relative performance in 2021. Some of these investments were in nations considered to be emerging markets which experienced increased sensitivity throughout the year due to economic disruptions caused by the different COVID-19 variant surges.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities.

2   The ICE BofA U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

3   The ICE BofA U.S. Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market.

4   The ICE BofA U.S. Convertible Index contains issues that are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

5   The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Class VC	3.28%	5.66%	6.33%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/21 -
	7/1/21	12/31/21	12/31/21
Class VC
Actual	$1,000.00	$1,003.10	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Asset Backed Securities	6.97%
Basic Materials	3.26%
Capital Goods	0.13%
Communications	6.93%
Consumer Discretionary	0.01%
Consumer Goods	0.11%
Consumer, Cyclicals	13.24%
Consumer, Non-cyclicals	12.39%
Energy	12.99%
Financial Services	12.42%
Health care	0.04%
Industrials	8.02%
Media	0.11%
Mortgage Backed	6.39%
Retail	0.03%
Technology	8.04%
Transportation	0.11%
U.S. Government	4.78%
Utilities	3.10%
Repurchase Agreements	0.74%
Money Market Funds(a)	0.17%
Time Deposits(a)	0.02%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

7

Schedule of Investments

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 98.12%

ASSET-BACKED SECURITIES 6.91%

Automobiles 0.80%
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%		7/15/2027	$1,250	$1,311,502
Exeter Automobile Receivables Trust 2021-2A E†	2.90%		7/17/2028	1,224	1,211,413
Hertz Vehicle Financing III LP 2021-2A D†	4.34%		12/27/2027	5,000	5,001,428
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	3,118	3,101,191
Total					10,625,534

Credit Card 0.30%
Genesis Sales Finance Master Trust 2021-AA A†	1.20%		12/21/2026	1,298	1,281,636
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	2,555	2,621,126
Total					3,902,762

Other 5.81%
AMMC CLO Ltd. 2021-24A C†	2.434% (3 Mo. LIBOR + 2.20%	)#	1/20/2035	820	820,814
AMMC CLO Ltd. 2021-24A D†	3.634% (3 Mo. LIBOR + 3.40%	)#	1/20/2035	500	502,508
AMMC CLO XII Ltd. 2013-12A DR†	2.846% (3 Mo. LIBOR + 2.70%	)#	11/10/2030	391	382,127
Apidos CLO XXXV 2021-35A D†	2.782% (3 Mo. LIBOR + 2.65%	)#	4/20/2034	680	676,742
Applebee’s Funding LLC/IHOP Funding LLC 2019-1A A2I†	4.194%		6/5/2049	1,599	1,623,185
Applebee’s Funding LLC/IHOP Funding LLC 2019-1A A2II†	4.723%		6/5/2049	1,089	1,124,002
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D†	2.99% (1 Mo. LIBOR + 2.90%	)#	11/15/2036	2,220	2,218,155
Avant Loans Funding Trust 2021-REV1 A†	1.21%		7/15/2030	1,367	1,356,949
Bain Capital Credit CLO Ltd. 2021-6A C†	2.273% (3 Mo. LIBOR + 2.05%	)#	10/21/2034	690	690,004
Bain Capital Credit CLO Ltd. 2021-6A D†	3.323% (3 Mo. LIBOR + 3.10%	)#	10/21/2034	770	770,042
Benefit Street Partners CLO XIX Ltd. 2019-19A B†	2.124% (3 Mo. LIBOR + 2.00%	)#	1/15/2033	578	578,643
BlueMountain CLO XXVIII Ltd. 2021-28A D†	3.024% (3 Mo. LIBOR + 2.90%	)#	4/15/2034	970	965,215
Carlyle US CLO Ltd. 2019-4A B†	2.824% (3 Mo. LIBOR + 2.70%	)#	1/15/2033	1,141	1,141,083

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Carlyle US CLO Ltd. 2021-10A C†	2.172% (3 Mo. LIBOR + 2.05%	)#	10/20/2034	$530	$521,243
Carlyle US CLO Ltd. 2021-10A D†	3.422% (3 Mo. LIBOR + 3.30%	)#	10/20/2034	920	924,539
Carlyle US CLO Ltd. 2021-1A B†	1.924% (3 Mo. LIBOR + 1.80%	)#	4/15/2034	750	745,393
Carlyle US CLO Ltd. 2021-1A C†	2.924% (3 Mo. LIBOR + 2.80%	)#	4/15/2034	970	966,223
Cedar Funding XIV CLO Ltd. 2021-14A C†	1.974% (3 Mo. LIBOR + 1.85%	)#	7/15/2033	600	600,054
CIFC Funding Ltd. 2021-1A D†	3.074% (3 Mo. LIBOR + 2.95%	)#	4/25/2033	920	923,440
Dryden 61 CLO Ltd. 2018-61A CR†	1.872% (3 Mo. LIBOR + 1.75%	)#	1/17/2032	522	521,573
Dryden 61 CLO Ltd. 2018-61A DR†	3.222% (3 Mo. LIBOR + 3.10%	)#	1/17/2032	1,110	1,110,030
Dryden 90 CLO Ltd. 2021-90A D†	3.16% (3 Mo. LIBOR + 3.00%	)#	2/20/2035	550	552,864
Eaton Vance CLO Ltd. 2013-1A C3R†	3.524% (3 Mo. LIBOR + 3.40%	)#	1/15/2034	810	817,050
Elmwood CLO VIII Ltd. 2021-1A C1†	2.082% (3 Mo. LIBOR + 1.95%	)#	1/20/2034	1,080	1,076,360
Elmwood CLO VIII Ltd. 2021-1A D1†	3.132% (3 Mo. LIBOR + 3.00%	)#	1/20/2034	810	808,634
Greywolf CLO III Ltd. 2020-3RA A1R†	1.418% (3 Mo. LIBOR + 1.29%	)#	4/15/2033	1,399	1,399,954
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.274% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	465	458,796
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	1.822% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	680	681,043
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	979	1,031,797
Invesco CLO Ltd. 2021-3A C†	2.118% (3 Mo. LIBOR + 2.00%	)#	10/22/2034	660	660,009
Kayne CLO 10 Ltd. 2021-10A D†	Zero Coupon	#(a)	4/23/2034	370	367,747
Kayne CLO Ltd. 2018 1A DR†	2.774% (3 Mo. LIBOR + 2.65%	)#	7/15/2031	410	404,644
Kayne CLO Ltd. 2020-7A A1†	1.322% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	3,316	3,320,016
KKR CLO 29 Ltd. 29A C†	2.124% (3 Mo. LIBOR + 2.00%	)#	1/15/2032	350	348,824

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
KKR CLO Ltd.18 D†	3.722% (3 Mo. LIBOR + 3.60%	)#	7/18/2030	$390	$390,721
Lendmark Funding Trust 2021-1A A†	1.90%		11/20/2031	1,472	1,459,431
Marble Point CLO XVII Ltd. 2020-1A A†	1.432% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	2,050	2,050,466
Marble Point CLO XVII Ltd. 2020-1A B†	1.902% (3 Mo. LIBOR + 1.77%	)#	4/20/2033	652	652,161
Mariner Finance Issuance Trust 2021-AA A†	1.86%		3/20/2036	2,573	2,533,198
Mountain View CLO LLC 2016-1A DR†	3.827% (3 Mo. LIBOR + 3.70%	)#	4/14/2033	530	523,596
Neuberger Berman Loan Advisers CLO Ltd. 2019-35A A1†	1.464% (3 Mo. LIBOR + 1.34%	)#	1/19/2033	750	750,997
Neuberger Berman Loan Advisers CLO Ltd. 2021-45A C†	2.12% (3 Mo. LIBOR + 2.00%	)#	10/14/2035	960	960,037
Oaktree CLO 2019-4 Ltd. BR†	3.618% (3 Mo. LIBOR + 1.70%	)#	10/20/2032	1,460	1,460,048
Oaktree CLO Ltd. 2020-1A DR†	3.274% (3 Mo. LIBOR + 3.15%	)#	7/15/2034	935	923,233
Oaktree CLO Ltd. 2021-1A D†	3.374% (3 Mo. LIBOR + 3.25%	)#	7/15/2034	425	421,899
OCP CLO Ltd. 2019-16A DR†	3.271% (3 Mo. LIBOR + 3.15%	)#	4/10/2033	500	498,667
OCP CLO Ltd. 2021-21A C†	2.032% (3 Mo. LIBOR + 1.90%	)#	7/20/2034	620	618,154
OCP CLO Ltd. 2021-22A B1†	1.816% (3 Mo. LIBOR + 1.70%	)#	12/2/2034	1,860	1,863,813
OCP CLO Ltd. 2021-22A D†	3.216% (3 Mo. LIBOR + 3.10%	)#	12/2/2034	500	498,997
Octagon 57 Ltd. 2021-1A D†	3.215% (3 Mo. LIBOR + 3.10%	)#	10/15/2034	470	468,213
Octagon Investment Partners XXI Ltd. 2014-1A CR3†	2.906% (3 Mo. LIBOR + 2.75%	)#	2/14/2031	900	890,438
OHA Credit Funding 8 Ltd. 2021-8A C†	2.022% (3 Mo. LIBOR + 1.90%	)#	1/18/2034	810	807,940
OHA Credit Funding 8 Ltd. 2021-8A D†	2.972% (3 Mo. LIBOR + 2.85%	)#	1/18/2034	650	647,817
OHA Credit Funding 9 Ltd. 2021-9A C†	2.084% (3 Mo. LIBOR + 1.90%	)#	7/19/2035	720	719,829
OHA Credit Funding 9 Ltd. 2021-9A D†	3.134% (3 Mo. LIBOR + 2.95%	)#	7/19/2035	640	635,295

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OneMain Financial Issuance Trust 2020-2A D†	3.45%		9/14/2035	$1,583	$1,649,333
Palmer Square CLO Ltd. 2021-1A C†	2.832% (3 Mo. LIBOR + 2.70%	)#	4/20/2034	510	508,218
Planet Fitness Master Issuer LLC 2018-1A A2I†	4.262%		9/5/2048	1,504	1,510,269
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	1,881	1,926,259
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	849	874,028
Rad CLO 15 Ltd. 2021-15A B†	1.897% (3 Mo. LIBOR + 1.65%	)#	1/20/2034	1,540	1,540,010
Regata XII Funding Ltd. 2019-1A CR†	Zero Coupon	#(a)	10/15/2032	1,120	1,111,751
Regatta XVIII Funding Ltd. 2021-1A B†	1.574% (3 Mo. LIBOR + 1.45%	)#	1/15/2034	1,060	1,052,849
Regatta XVIII Funding Ltd. 2021-1A D†	2.874% (3 Mo. LIBOR + 2.75%	)#	1/15/2034	1,060	1,054,660
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	325	325,928
Signal Peak CLO Ltd. 2021-10A B†	2.004% (3 Mo. LIBOR + 1.75%	)#	1/24/2035	1,180	1,180,000
Signal Peak CLO Ltd. 2021-10A C†	2.404% (3 Mo. LIBOR + 2.15%	)#	1/24/2035	410	410,000
Signal Peak CLO Ltd. 2021-10A D†	3.454% (3 Mo. LIBOR + 3.20%	)#	1/24/2035	540	540,000
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	1,448	1,442,405
TCI-Flatiron CLO Ltd. 2018-1A BR†	1.529% (3 Mo. LIBOR + 1.40%	)#	1/29/2032	250	247,626
TCI-Flatiron CLO Ltd. 2018-1A DR†	2.879% (3 Mo. LIBOR + 2.75%	)#	1/29/2032	250	249,034
TICP CLO XIV Ltd. 2019-14A A2R†	Zero Coupon	#(a)	10/20/2032	1,000	1,000,014
TICP CLO XIV Ltd. 2019-14A CR†	Zero Coupon	#(a)	10/20/2032	500	500,014
TRP - TRIP Rail Master Funding LLC 2021-2 A†	2.15%		6/19/2051	1,536	1,530,664
TRP LLC 2021-1 A†	2.07%		6/19/2051	1,091	1,081,964
VERDE CLO Ltd. 2019-1A DR†	3.374% (3 Mo. LIBOR + 3.25%	)#	4/15/2032	2,000	2,006,079
Voya CLO Ltd. 2019-3A BR†	1.763% (3 Mo. LIBOR + 1.65%	)#	10/17/2032	2,240	2,240,033
Wind River CLO Ltd. 2021-2A D†	3.282% (3 Mo. LIBOR + 3.15%	)#	7/20/2034	390	385,203
Wind River CLO Ltd. 2021-4A D†	3.416% (3 Mo. LIBOR + 3.20%	)#	1/20/2035	910	899,308
Zaxby’s Funding LLC 2021-1A A2†	3.238%		7/30/2051	1,198	1,222,628
Total					77,352,929
Total Asset-Backed Securities (cost $92,116,430)					91,881,225

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)		Fair Value
COMMON STOCKS 12.16%

Air Freight & Logistics 0.25%
Expeditors International of Washington, Inc.		25	$3,291,448

Auto Components 0.03%
Chassix Holdings, Inc.		59	446,063

Automobiles 0.49%
BYD Co. Ltd.(b)	HKD	59	1,988,703
Ford Motor Co.		216	4,494,545
Total			6,483,248

Banks 0.53%
Popular, Inc.		25	2,085,621
Signature Bank		7	2,127,462
SVB Financial Group*		4	2,879,807
Total			7,092,890

Beverages 0.20%
Boston Beer Co., Inc. (The) Class A*		5	2,621,469

Biotechnology 0.19%
BioNTech SE ADR*		10	2,468,951

Building Products 0.36%
Trex Co., Inc.*		35	4,763,858

Capital Markets 0.23%
Allfunds Group plc*(b)	EUR	78	1,537,039
Blackstone Group, Inc. (The)		12	1,526,802
Total			3,063,841

Commercial Services & Supplies 0.10%
Tetra Tech, Inc.		8	1,340,231

Communications Equipment 0.34%
Arista Networks, Inc.*		31	4,471,775

Electrical Equipment 0.46%
Generac Holdings, Inc.*		8	2,701,690
Rockwell Automation, Inc.		10	3,366,751
Total			6,068,441

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)			Fair Value
Electric-Generation 0.00%
Frontera Generation Holdings LLC		9		$20,720

Electronic Equipment, Instruments & Components 0.26%
Littelfuse, Inc.		7		2,103,321
Omron Corp.(b)	JPY	14		1,347,431
Total				3,450,752

Entertainment 0.21%
ROBLOX Corp. Class A*		27		2,755,094

Equity Real Estate Investment Trusts 0.51%
Camden Property Trust		19		3,393,133
CubeSmart		59		3,384,609
Total				6,777,742

Food & Staples Retailing 0.17%
Albertsons Cos., Inc. Class A		74		2,219,086

Food Products 0.68%
Bunge Ltd.		15		1,360,909
Hershey Co. (The)		21		4,127,102
McCormick & Co., Inc.		37		3,538,921
Total				9,026,932

Health Care Equipment & Supplies 0.25%
Abbott Laboratories		24		3,393,382

Health Care Providers & Services 0.21%
AMN Healthcare Services, Inc.*		23		2,827,780

Hotels, Restaurants & Leisure 0.10%
Hilton Worldwide Holdings, Inc.*		9		1,343,386

Household Durables 0.37%
NVR, Inc.*		–	(d)	1,477,217
TopBuild Corp.*		13		3,467,913
Total				4,945,130

Household Products 0.15%
Church & Dwight Co., Inc.		20		2,055,022

Information Technology Services 0.77%
Adyen NV†*(b)	EUR	1		1,372,875
Cloudflare, Inc. Class A*		16		2,067,311

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)		Fair Value
Information Technology Services (continued)
Marqeta, Inc. Class A*		39	$674,575
Snowflake, Inc. Class A*		14	4,759,099
Toast, Inc. Class A*(e)		40	1,372,364
Total			10,246,224

Internet & Direct Marketing Retail 0.10%
Etsy, Inc.*		6	1,384,796

Machinery 0.26%
Illinois Tool Works, Inc.		14	3,425,584

Marine 0.12%
Orient Overseas International Ltd.(b)	HKD	65	1,606,835

Miscellaneous Financials 0.03%
UTEX Industries, Inc.		8	432,814

Multi-Line Retail 0.15%
Dollar Tree, Inc.*		15	2,067,190

Oil, Gas & Consumable Fuels 0.26%
Cheniere Energy, Inc.		14	1,445,235
Continental Resources, Inc.		45	2,006,725
Total			3,451,960

Personal Products 0.26%
Gibson Brands, Inc.		9	1,417,350
L’Oreal SA(b)	EUR	4	1,977,342
Revlon, Inc. Class A		149	29,579
Total			3,424,271

Pharmaceuticals 0.10%
Merck KGaA(b)	EUR	5	1,384,300

Professional Services 0.15%
Equifax, Inc.		7	1,990,386

Road & Rail 0.56%
CSX Corp.		75	2,806,690
Old Dominion Freight Line, Inc.		13	4,584,755
Total			7,391,445

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)		Fair Value
Semiconductors & Semiconductor Equipment 1.08%
Advanced Micro Devices, Inc.*		11	$1,519,440
ASML Holding NV (Netherlands)(c)		4	2,928,203
Entegris, Inc.		10	1,342,424
Lasertec Corp.(b)	JPY	5	1,654,028
NVIDIA Corp.		10	2,797,868
SolarEdge Technologies, Inc. (Israel)*(c)		9	2,541,123
Synaptics, Inc.*		6	1,638,337
Total			14,421,423

Software 1.08%
Datadog, Inc. Class A*		12	2,143,732
Intuit, Inc.		7	4,799,708
Oracle Corp.		29	2,506,590
Samsara, Inc. Class A*(e)		57	1,599,515
Trade Desk, Inc. (The) Class A*		37	3,366,670
Total			14,416,215

Specialty Retail 0.50%
Claires Holdings LLC		1	349,517	(f)
Home Depot, Inc. (The)		5	2,060,110
O’Reilly Automotive, Inc.*		3	2,130,696
Tractor Supply Co.		9	2,095,146
Total			6,635,469

Technology Hardware, Storage & Peripherals 0.21%
Apple, Inc.		16	2,754,821

Textiles, Apparel & Luxury Goods 0.16%
Moncler SpA(b)	EUR	30	2,133,358

Trading Companies & Distributors 0.27%
SiteOne Landscape Supply, Inc.*		9	2,185,608
WESCO International, Inc.*		11	1,459,333
Total			3,644,941

Transportation Infrastructure 0.01%
ACBL Holdings Corp.		4	101,310
Total Common Stocks (cost $156,831,483)			161,840,583

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 0.39%

Auto Manufacturers 0.29%
Tesla, Inc.	2.00%	5/15/2024	$229	$3,897,878

Pharmaceuticals 0.10%
Sarepta Therapeutics, Inc.	1.50%	11/15/2024	911	1,336,442
Total Convertible Bonds (cost $4,558,918)				5,234,320

CORPORATE BONDS 61.51%

Advertising 0.30%
Clear Channel Outdoor Holdings, Inc.†	7.50%	6/1/2029	917	980,474
Clear Channel Outdoor Holdings, Inc.†	7.75%	4/15/2028	1,277	1,368,344
Midas OpCo Holdings LLC†	5.625%	8/15/2029	1,659	1,701,031
Total				4,049,849

Aerospace/Defense 1.03%
Bombardier, Inc. (Canada)†(c)	6.00%	2/15/2028	3,146	3,160,000
Bombardier, Inc. (Canada)†(c)	7.125%	6/15/2026	2,153	2,236,332
Raytheon Technologies Corp.	4.125%	11/16/2028	1,625	1,819,252
TransDigm, Inc.	4.625%	1/15/2029	1,331	1,328,990
TransDigm, Inc.	5.50%	11/15/2027	3,732	3,850,584
TransDigm, Inc.	6.375%	6/15/2026	1,282	1,318,858
Total				13,714,016

Agriculture 0.28%
Viterra Finance BV (Netherlands)†(c)	2.00%	4/21/2026	1,707	1,697,762
Viterra Finance BV (Netherlands)†(c)	3.20%	4/21/2031	1,984	2,001,081
Total				3,698,843

Airlines 0.99%
Air Canada (Canada)†(c)	3.875%	8/15/2026	1,315	1,343,029
Alaska Airlines 2020-1 Class A Pass Through Trust†	4.80%	2/15/2029	1,472	1,611,583
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029	1,695	1,814,930
Azul Investments LLP†	5.875%	10/26/2024	1,347	1,258,192
Delta Air Lines, Inc.†	7.00%	5/1/2025	1,203	1,376,585
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028	1,223	1,336,472
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026	1,195	1,252,240
JetBlue 2019-1 Class A Pass Through Trust	2.95%	11/15/2029	926	926,621
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%	6/20/2027	1,000	1,069,005
United Airlines 2020-1 Class A Pass Through Trust	5.875%	4/15/2029	1,059	1,161,638
Total				13,150,295

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Apparel 0.32%
Crocs, Inc.†	4.125%		8/15/2031		$1,467	$1,436,156
Crocs, Inc.†	4.25%		3/15/2029		842	832,730
Levi Strauss & Co.†	3.50%		3/1/2031		1,907	1,947,171
Total						4,216,057

Auto Manufacturers 1.26%
Allison Transmission, Inc.†	3.75%		1/30/2031		1,355	1,323,530
Ford Motor Co.	3.25%		2/12/2032		5,340	5,478,840
Ford Motor Co.	4.75%		1/15/2043		2,581	2,853,360
Ford Motor Co.	5.291%		12/8/2046		186	218,888
Ford Motor Credit Co. LLC	4.00%		11/13/2030		1,908	2,055,927
General Motors Co.	6.125%		10/1/2025		1,043	1,199,148
General Motors Financial Co., Inc.	2.70%		6/10/2031		1,873	1,868,322
General Motors Financial Co., Inc.	5.25%		3/1/2026		1,632	1,831,836
Total						16,829,851

Auto Parts & Equipment 0.37%
Adient Global Holdings Ltd.†	4.875%		8/15/2026		1,158	1,182,654
Clarios Global LP/Clarios US Finance Co.†	8.50%		5/15/2027		1,193	1,266,113
Lear Corp.	4.25%		5/15/2029		1,100	1,214,257
Lear Corp.	5.25%		5/15/2049		1,025	1,297,289
Total						4,960,313

Banks 3.87%
ABN AMRO Bank NV (Netherlands)†(c)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037		1,200	1,200,289
Alfa Bank AO Via Alfa Bond Issuance plc (Ireland)†(c)	5.50% (5 Yr. Treasury CMT + 4.55%	)#	10/26/2031		2,645	2,636,377
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(c)	6.75% (USD ICE 5 Yr. Swap rate + 5.17%	)#	–	(g)	1,026	1,166,649
Banco Mercantil del Norte SA†	7.625% (10 Yr. Treasury CMT + 5.35%	)#	–	(g)	1,072	1,152,293
Banco Nacional de Comercio Exterior SNC†	2.72% (5 Yr. Treasury CMT + 2.00%	)#	8/11/2031		965	955,360
Bangkok Bank pcl (Hong Kong)†(c)	5.00% (5 Yr. Treasury CMT + 4.73%	)#	–	(g)	1,606	1,668,682
Bank Hapoalim BM (Israel)†(c)	3.255% (5 Yr. Treasury CMT + 2.16%	)#	1/21/2032		1,000	995,000
Bank of America Corp.	4.45%		3/3/2026		1,137	1,253,004

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks (continued)
Bank of Ireland Group plc (Ireland)†(c)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027		$1,201	$1,180,732
Bank OZK	2.75% (SOFR + 2.09%	)#	10/1/2031		2,069	2,071,084
BankUnited, Inc.	4.875%		11/17/2025		1,178	1,296,087
CIT Group, Inc.	6.125%		3/9/2028		2,793	3,376,402
Citigroup, Inc.	4.45%		9/29/2027		2,009	2,241,764
Fifth Third Bancorp	8.25%		3/1/2038		377	619,342
Global Bank Corp. (Panama)†(c)	5.25% (3 Mo. LIBOR + 3.30%	)#	4/16/2029		1,746	1,810,323
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		1,020	1,087,583
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		1,100	1,200,728
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		1,156	1,170,571
Huntington Bancshares, Inc.	5.70% (3 Mo. LIBOR + 2.88%	)#	–	(g)	1,217	1,241,340
ING Groep NV (Netherlands)(c)	5.75% (5 Yr. Treasury CMT + 4.34%	)#	–	(g)	2,486	2,677,633
Intesa Sanpaolo SpA (Italy)†(c)	4.198% (1 Yr. Treasury CMT + 2.60%	)#	6/1/2032		1,821	1,838,676
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		1,306	1,419,402
JPMorgan Chase & Co.	6.10% (3 Mo. LIBOR + 3.33%	)#	–	(g)	1,088	1,148,520
Macquarie Bank Ltd. (United Kingdom)†(c)	6.125% (USD 5 Yr. Swap rate + 3.70%	)#	–	(g)	2,166	2,313,104
Morgan Stanley	3.125%		7/27/2026		1,144	1,213,038
Popular, Inc.	6.125%		9/14/2023		620	660,486
SVB Financial Group	3.125%		6/5/2030		1,247	1,310,194
SVB Financial Group	4.10% (10 Yr. Treasury CMT + 3.06%	)#	–	(g)	1,230	1,222,620
SVB Financial Group	4.25% (5 Yr. Treasury CMT + 3.07%	)#	–	(g)	1,893	1,923,051
UniCredit SpA (Italy)†(c)	5.459% (5 Yr. Treasury CMT + 4.75%	)#	6/30/2035		536	584,596
UniCredit SpA (Italy)†(c)	5.861% (USD ICE 5 Yr. Swap rate + 3.70%	)#	6/19/2032		1,488	1,633,573
United Overseas Bank Ltd. (Singapore)†(c)	2.00% (5 Yr. Treasury CMT + 1.23%	)#	10/14/2031		1,420	1,411,363
US Bancorp	3.00%		7/30/2029		1,090	1,152,286

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Webster Financial Corp.	4.10%		3/25/2029	$1,622	$1,781,555
Western Alliance Bancorp	3.00% (SOFR + 2.25%	)#	6/15/2031	893	909,251
Total					51,522,958

Beverages 0.25%
Bacardi Ltd.†	2.75%		7/15/2026	1,749	1,800,214
Brown-Forman Corp.	4.50%		7/15/2045	1,192	1,528,438
Total					3,328,652

Biotechnology 0.10%
Regeneron Pharmaceuticals, Inc.	2.80%		9/15/2050	1,403	1,318,697

Building Materials 0.84%
Builders FirstSource, Inc.†	4.25%		2/1/2032	1,939	2,010,762
Carrier Global Corp.	2.70%		2/15/2031	1,608	1,635,189
Masonite International Corp.†	5.375%		2/1/2028	952	999,757
Owens Corning, Inc.	4.30%		7/15/2047	1,220	1,399,802
Owens Corning, Inc.	4.40%		1/30/2048	755	886,374
SRM Escrow Issuer LLC†	6.00%		11/1/2028	544	581,566
Standard Industries, Inc.†	3.375%		1/15/2031	1,210	1,167,650
Standard Industries, Inc.†	4.375%		7/15/2030	966	987,523
Vulcan Materials Co.	4.50%		6/15/2047	1,186	1,459,852
Total					11,128,475

Chemicals 1.00%
Braskem Idesa SAPI (Mexico)†(c)	6.99%		2/20/2032	1,099	1,104,935
CF Industries, Inc.†	4.50%		12/1/2026	1,047	1,167,859
Chemours Co. (The)†	5.75%		11/15/2028	1,291	1,353,123
EverArc Escrow Sarl (Luxembourg)†(c)	5.00%		10/30/2029	1,402	1,405,147
FMC Corp.	3.45%		10/1/2029	600	639,523
Ingevity Corp.†	3.875%		11/1/2028	1,275	1,243,463
NOVA Chemicals Corp. (Canada)†(c)	4.25%		5/15/2029	1,305	1,312,230
OCP SA (Morocco)†(c)	3.75%		6/23/2031	1,943	1,893,725
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%		4/1/2025	293	299,850
SCIH Salt Holdings, Inc.†	4.875%		5/1/2028	548	526,938
SCIH Salt Holdings, Inc.†	6.625%		5/1/2029	824	771,598
Sociedad Quimica y Minera de Chile SA (Chile)†(c)	3.50%		9/10/2051	1,589	1,541,640
Total					13,260,031

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Coal 0.11%
Warrior Met Coal, Inc.†	7.875%	12/1/2028	$1,461	$1,499,578

Commercial Services 2.20%
Adani Ports & Special Economic Zone Ltd. (India)†(c)	3.828%	2/2/2032	900	894,247
Adani Ports & Special Economic Zone Ltd. (India)†(c)	4.375%	7/3/2029	2,280	2,381,102
Ahern Rentals, Inc.†	7.375%	5/15/2023	1,440	1,377,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	4.75%	4/1/2028	774	792,568
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.375%	3/1/2029	1,251	1,321,419
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	700	1,047,790
CoStar Group, Inc.†	2.80%	7/15/2030	1,100	1,101,560
Georgetown University (The)	2.943%	4/1/2050	1,246	1,256,619
Global Payments, Inc.	2.90%	5/15/2030	1,747	1,780,679
Global Payments, Inc.	4.15%	8/15/2049	1,042	1,191,747
Hertz Corp. (The)†	4.625%	12/1/2026	697	702,287
Hertz Corp. (The)†	5.00%	12/1/2029	1,008	1,010,681
Hertz Corp. (The)†	5.50%	10/15/2024	987	13,571
Hertz Corp. (The)†	6.00%	1/15/2028	1,887	70,763
ITR Concession Co. LLC†	5.183%	7/15/2035	785	889,150
Johns Hopkins University	2.813%	1/1/2060	692	711,525
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(c)	5.375%	11/15/2024	1,675	1,701,507
Metropolitan Museum of Art (The)	3.40%	7/1/2045	1,975	2,253,336
Quanta Services, Inc.	2.90%	10/1/2030	914	930,572
Square, Inc.†	3.50%	6/1/2031	2,279	2,339,918
Triton Container International Ltd.†	2.05%	4/15/2026	1,690	1,678,380
Triton Container International Ltd.†	3.15%	6/15/2031	930	938,888
United Rentals North America, Inc.	3.875%	2/15/2031	552	561,229
United Rentals North America, Inc.	4.00%	7/15/2030	1,168	1,201,796
United Rentals North America, Inc.	4.875%	1/15/2028	1,039	1,093,651
Total				29,241,985

Computers 1.28%
CA Magnum Holdings (Mauritius)†(c)	5.375%	10/31/2026	1,156	1,197,905
Crowdstrike Holdings, Inc.	3.00%	2/15/2029	9,007	8,908,419
Dell International LLC/EMC Corp.†	3.45%	12/15/2051	1,716	1,650,515
Teledyne FLIR LLC	2.50%	8/1/2030	1,137	1,140,808

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computers (continued)
Western Digital Corp.	3.10%	2/1/2032	$2,452	$2,474,546
Western Digital Corp.	4.75%	2/15/2026	1,570	1,718,765
Total				17,090,958

Distribution/Wholesale 0.19%
Ferguson Finance plc (United Kingdom)†(c)	3.25%	6/2/2030	1,229	1,293,253
H&E Equipment Services, Inc.†	3.875%	12/15/2028	1,301	1,293,552
Total				2,586,805

Diversified Financial Services 2.31%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.30%	1/30/2032	918	936,002
AG Issuer LLC†	6.25%	3/1/2028	1,220	1,267,476
Ally Financial, Inc.	8.00%	11/1/2031	1,543	2,186,787
Blackstone Holdings Finance Co. LLC†	2.00%	1/30/2032	1,609	1,550,761
Blackstone Private Credit Fund†	2.625%	12/15/2026	1,798	1,753,926
Blue Owl Finance LLC†	4.125%	10/7/2051	1,334	1,342,722
Coinbase Global, Inc.†	3.375%	10/1/2028	2,008	1,879,147
Coinbase Global, Inc.†	3.625%	10/1/2031	2,405	2,216,953
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	2,083	1,971,733
Nationstar Mortgage Holdings, Inc.†	5.125%	12/15/2030	901	891,035
Navient Corp.	4.875%	3/15/2028	905	904,100
Navient Corp.	6.125%	3/25/2024	1,113	1,187,855
Navient Corp.	6.75%	6/25/2025	1,609	1,771,509
Navient Corp.	6.75%	6/15/2026	1,172	1,296,736
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	1,377	1,635,464
OneMain Finance Corp.	4.00%	9/15/2030	2,501	2,463,610
OneMain Finance Corp.	7.125%	3/15/2026	1,617	1,845,765
PennyMac Financial Services, Inc.†	4.25%	2/15/2029	165	158,881
PennyMac Financial Services, Inc.†	5.75%	9/15/2031	1,074	1,086,249
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%	3/1/2029	1,303	1,309,756
USAA Capital Corp.†	2.125%	5/1/2030	1,129	1,131,127
Total				30,787,594

Electric 2.59%
AES Corp. (The)	2.45%	1/15/2031	995	970,466
Alfa Desarrollo SpA (Chile)†(c)	4.55%	9/27/2051	1,684	1,664,836
Atlantic City Electric Co.	4.00%	10/15/2028	1,149	1,285,321
Ausgrid Finance Pty Ltd. (Australia)†(c)	4.35%	8/1/2028	1,217	1,364,369

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
Black Hills Corp.	4.35%	5/1/2033	$1,155	$1,317,499
Calpine Corp.†	3.75%	3/1/2031	1,350	1,303,196
Calpine Corp.†	4.625%	2/1/2029	1,513	1,494,489
Calpine Corp.†	5.00%	2/1/2031	2,314	2,317,575
Calpine Corp.†	5.125%	3/15/2028	963	979,159
Clearway Energy Operating LLC†	4.75%	3/15/2028	1,381	1,453,806
El Paso Electric Co.	5.00%	12/1/2044	1,203	1,472,766
Empresa de Transmision Electrica SA (Panama)†(c)	5.125%	5/2/2049	1,205	1,332,067
Enel Finance International NV (Netherlands)†(c)	3.50%	4/6/2028	1,829	1,956,336
Entergy Arkansas LLC	4.95%	12/15/2044	1,109	1,216,308
FirstEnergy Corp.	4.40%	7/15/2027	2,518	2,714,022
Indianapolis Power & Light Co.†	4.05%	5/1/2046	1,608	1,886,246
Louisville Gas & Electric Co.	4.375%	10/1/2045	1,017	1,186,401
Monongahela Power Co.†	3.55%	5/15/2027	1,188	1,271,533
NextEra Energy Operating Partners LP†	3.875%	10/15/2026	1,267	1,345,136
NextEra Energy Operating Partners LP†	4.50%	9/15/2027	1,084	1,171,804
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	908	974,811
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028	673	699,287
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(c)	4.875%	7/17/2049	1,440	1,544,767
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(c)	5.25%	10/24/2042	442	496,001
Union Electric Co.	2.625%	3/15/2051	1,064	1,022,842
Total				34,441,043

Electronics 0.41%
Allegion plc (Ireland)(c)	3.50%	10/1/2029	918	976,657
Amphenol Corp.	2.80%	2/15/2030	1,875	1,934,189
Flex Ltd.	4.875%	5/12/2030	1,277	1,457,775
II-VI, Inc.†	5.00%	12/15/2029	1,001	1,024,323
Total				5,392,944

Energy-Alternate Sources 0.45%
TerraForm Power Operating LLC†	4.75%	1/15/2030	1,484	1,558,022
TerraForm Power Operating LLC†	5.00%	1/31/2028	1,000	1,060,625
Topaz Solar Farms LLC†	5.75%	9/30/2039	2,786	3,324,316
Total				5,942,963

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Engineering & Construction 0.43%
Aeropuerto Internacional de Tocumen SA (Panama)†(c)	5.125%	8/11/2061	$1,935	$2,032,592
Cellnex Finance Co. S.A. (Spain)†(c)	3.875%	7/7/2041	1,327	1,271,047
Fluor Corp.	4.25%	9/15/2028	2,291	2,406,409
Total				5,710,048

Entertainment 1.80%
Caesars Entertainment, Inc.†	4.625%	10/15/2029	1,980	1,984,148
Caesars Entertainment, Inc.†	8.125%	7/1/2027	2,322	2,574,274
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	619	647,220
Churchill Downs, Inc.†	4.75%	1/15/2028	1,137	1,178,745
Churchill Downs, Inc.†	5.50%	4/1/2027	1,671	1,722,801
Cinemark USA, Inc.†	5.25%	7/15/2028	1,303	1,272,653
Live Nation Entertainment, Inc.†	3.75%	1/15/2028	1,216	1,209,920
Merlin Entertainments Ltd. (United Kingdom)†(c)	5.75%	6/15/2026	360	374,794
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp†	4.875%	5/1/2029	1,984	1,996,936
Mohegan Gaming & Entertainment†	8.00%	2/1/2026	2,695	2,832,970
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/16/2029	1,300	1,309,238
Scientific Games International, Inc.†	7.00%	5/15/2028	1,198	1,277,859
Scientific Games International, Inc.†	7.25%	11/15/2029	1,145	1,278,570
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029	1,320	1,346,083
WMG Acquisition Corp.†	3.00%	2/15/2031	1,130	1,083,597
WMG Acquisition Corp.†	3.75%	12/1/2029	1,819	1,817,408
Total				23,907,216

Environmental Control 0.31%
Madison IAQ LLC†	4.125%	6/30/2028	1,177	1,181,679
Madison IAQ LLC†	5.875%	6/30/2029	1,372	1,374,099
Waste Pro USA, Inc.†	5.50%	2/15/2026	1,537	1,530,913
Total				4,086,691

Food 1.97%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	2,535	2,740,994
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029	2,686	2,695,911
Arcor SAIC (Argentina)†(c)	6.00%	7/6/2023	502	494,997
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(c)	5.625%	8/15/2026	920	943,934
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	2,538	2,742,157

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food (continued)
Kraft Heinz Foods Co.	4.375%	6/1/2046	$2,918	$3,424,418
Kraft Heinz Foods Co.	4.875%	10/1/2049	4,583	5,768,131
Kraft Heinz Foods Co.	5.00%	6/4/2042	813	1,013,538
Kraft Heinz Foods Co.	5.20%	7/15/2045	1,302	1,659,305
McCormick & Co., Inc.	2.50%	4/15/2030	1,046	1,059,209
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028	1,140	1,195,832
Smithfield Foods, Inc.†	5.20%	4/1/2029	1,021	1,167,235
Sysco Corp.	2.40%	2/15/2030	1,250	1,254,793
Total				26,160,454

Gas 0.11%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026	1,368	1,439,881

Health Care-Products 0.46%
Alcon Finance Corp.†	2.60%	5/27/2030	1,552	1,568,007
Boston Scientific Corp.	6.75%	11/15/2035	973	1,351,746
Edwards Lifesciences Corp.	4.30%	6/15/2028	1,411	1,586,611
Mozart Debt Merger Sub, Inc.†	3.875%	4/1/2029	1,682	1,679,427
Total				6,185,791

Health Care-Services 2.85%
Anthem, Inc.	2.25%	5/15/2030	1,299	1,295,777
Catalent Pharma Solutions, Inc.†	3.125%	2/15/2029	1,365	1,348,395
Centene Corp.	2.50%	3/1/2031	1,253	1,221,901
Centene Corp.	3.00%	10/15/2030	827	842,084
Centene Corp.	3.375%	2/15/2030	2,131	2,173,737
Centene Corp.	4.625%	12/15/2029	1,476	1,594,360
Charles River Laboratories International, Inc.†	3.75%	3/15/2029	1,139	1,152,024
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031	2,297	2,320,820
HCA, Inc.	5.50%	6/15/2047	2,962	3,885,199
HCA, Inc.	7.69%	6/15/2025	640	756,856
Kaiser Foundation Hospitals	4.15%	5/1/2047	873	1,078,854
Legacy LifePoint Health LLC†	4.375%	2/15/2027	1,635	1,649,012
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	1,478	1,874,237
Molina Healthcare, Inc.†	3.875%	11/15/2030	1,131	1,175,036
Montefiore Obligated Group	5.246%	11/1/2048	1,553	1,686,390
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	1,566	1,708,297
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	1,020	1,321,836
NYU Langone Hospitals	4.368%	7/1/2047	1,191	1,388,273
Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	1,160	1,197,892
Quest Diagnostics, Inc.	2.80%	6/30/2031	896	926,263

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care-Services (continued)
Rede D’or Finance Sarl (Luxembourg)†(c)	4.95%		1/17/2028	$1,512	$1,539,617
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%		12/1/2026	996	1,053,743
Seattle Children’s Hospital	2.719%		10/1/2050	1,022	1,004,734
Tenet Healthcare Corp.†	6.125%		10/1/2028	2,221	2,350,384
Universal Health Services, Inc.†	2.65%		1/15/2032	1,372	1,349,759
Total					37,895,480

Home Builders 0.41%
Beazer Homes USA, Inc.	7.25%		10/15/2029	1,164	1,299,222
NVR, Inc.	3.00%		5/15/2030	1,297	1,349,167
PulteGroup, Inc.	6.375%		5/15/2033	1,215	1,581,590
Toll Brothers Finance Corp.	4.875%		3/15/2027	1,084	1,213,809
Total					5,443,788

Home Furnishings 0.08%
Leggett & Platt, Inc.	4.40%		3/15/2029	974	1,091,211

Housewares 0.27%
Newell Brands, Inc.	4.70%		4/1/2026	2,105	2,298,197
Newell Brands, Inc.	5.875%		4/1/2036	1,082	1,335,058
Total					3,633,255

Insurance 1.42%
AIA Group Ltd. (Hong Kong)†(c)	3.375%		4/7/2030	1,304	1,410,973
Arch Capital Finance LLC	4.011%		12/15/2026	597	655,499
Assurant, Inc.	2.65%		1/15/2032	1,575	1,546,778
Assurant, Inc.	3.70%		2/22/2030	1,158	1,230,336
AXIS Specialty Finance plc (United Kingdom)(c)	5.15%		4/1/2045	1,595	1,943,034
Brown & Brown, Inc.	2.375%		3/15/2031	1,370	1,336,115
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#	11/1/2057	1,230	1,423,380
Fidelity National Financial, Inc.	4.50%		8/15/2028	1,118	1,264,599
Northwestern Mutual Life Insurance Co. (The)†	3.85%		9/30/2047	1,456	1,648,148
PartnerRe Finance B LLC	3.70%		7/2/2029	1,237	1,348,742
Selective Insurance Group, Inc.	5.375%		3/1/2049	1,169	1,545,743
Teachers Insurance & Annuity Association of America†	4.27%		5/15/2047	889	1,077,215
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	724	932,349
Transatlantic Holdings, Inc.	8.00%		11/30/2039	934	1,471,727
Total					18,834,638

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Internet 2.06%
Alibaba Group Holding Ltd. (China)(c)	2.125%	2/9/2031		$3,343	$3,230,850
Amazon.com, Inc.	5.20%	12/3/2025		3,295	3,752,488
Arches Buyer, Inc.†	4.25%	6/1/2028		1,200	1,201,548
Arches Buyer, Inc.†	6.125%	12/1/2028		1,140	1,148,721
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027		1,235	1,278,429
GrubHub Holdings, Inc.†	5.50%	7/1/2027		897	891,618
Match Group Holdings II LLC†	4.125%	8/1/2030		1,271	1,285,534
Match Group Holdings II LLC†	5.00%	12/15/2027		1,022	1,064,336
Netflix, Inc.(b)	3.625%	5/15/2027	EUR	2,486	3,255,638
Netflix, Inc.†(b)	3.625%	6/15/2030	EUR	1,020	1,386,303
Netflix, Inc.	4.875%	4/15/2028		$2,136	2,438,725
Tencent Holdings Ltd. (China)†(c)	3.925%	1/19/2038		1,445	1,538,363
Uber Technologies, Inc.†	4.50%	8/15/2029		1,864	1,901,681
Uber Technologies, Inc.†	6.25%	1/15/2028		808	868,511
VeriSign, Inc.	2.70%	6/15/2031		613	616,945
Weibo Corp. (China)(c)	3.375%	7/8/2030		1,521	1,507,730
Total					27,367,420

Investment Companies 0.10%
Temasek Financial I Ltd. (Singapore)†(c)	2.50%	10/6/2070		1,480	1,384,253

Iron-Steel 0.29%
CSN Resources SA (Brazil)†(c)	4.625%	6/10/2031		1,517	1,445,602
United States Steel Corp.	6.875%	3/1/2029		2,294	2,472,611
Total					3,918,213

Leisure Time 0.97%
Carnival Corp.†	4.00%	8/1/2028		1,979	1,968,185
Carnival Corp.†	5.75%	3/1/2027		1,212	1,213,818
Carnival Corp.†	9.875%	8/1/2027		1,155	1,321,031
Life Time, Inc.†	5.75%	1/15/2026		2,309	2,392,528
NCL Corp. Ltd.†	5.875%	3/15/2026		1,972	1,965,838
Pinnacle Bidco plc†(b)	5.50%	2/15/2025	EUR	1,129	1,316,630
Royal Caribbean Cruises Ltd.	3.70%	3/15/2028		$1,318	1,237,391
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023		1,374	1,454,729
Total					12,870,150

Lodging 0.61%
Boyd Gaming Corp.	4.75%	12/1/2027		1,201	1,227,164
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026		1,306	1,294,530
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030		1,532	1,639,684

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Lodging (continued)
Travel + Leisure Co.	6.00%	4/1/2027		$1,439	$1,569,258
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027		1,346	1,377,557
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025		1,000	1,031,350
Total					8,139,543

Machinery: Construction & Mining 0.10%
Terex Corp.†	5.00%	5/15/2029		1,235	1,270,840

Machinery-Diversified 0.51%
Dover Corp.	2.95%	11/4/2029		1,320	1,394,893
IDEX Corp.	3.00%	5/1/2030		1,082	1,126,037
nVent Finance Sarl (Luxembourg)(c)	2.75%	11/15/2031		866	863,352
TK Elevator Holdco GmbH†(b)	6.625%	7/15/2028	EUR	600	723,080
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026		$1,338	1,416,594
Xylem, Inc.	3.25%	11/1/2026		1,231	1,315,681
Total					6,839,637

Media 1.34%
AMC Networks, Inc.	4.75%	8/1/2025		1,317	1,346,613
Cable Onda SA (Panama)†(c)	4.50%	1/30/2030		1,365	1,403,595
Cable One, Inc.†	4.00%	11/15/2030		1,941	1,905,121
Clear Channel Worldwide Holdings, Inc.†	5.125%	8/15/2027		1,148	1,189,328
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026		2,019	1,011,822
Gray Escrow II, Inc.†	5.375%	11/15/2031		1,837	1,893,111
News Corp.†	3.875%	5/15/2029		1,559	1,577,287
Nexstar Media, Inc.†	4.75%	11/1/2028		1,280	1,306,336
Radiate Holdco LLC/Radiate Finance, Inc.†	4.50%	9/15/2026		635	642,125
Radiate Holdco LLC/Radiate Finance, Inc.†	6.50%	9/15/2028		1,399	1,407,464
UPC Broadband Finco BV (Netherlands)†(c)	4.875%	7/15/2031		2,867	2,928,970
Urban One, Inc.†	7.375%	2/1/2028		1,159	1,195,456
Total					17,807,228

Metal Fabricate-Hardware 0.06%
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029		777	793,511

Mining 1.71%
Alcoa Nederland Holding BV (Netherlands)†(c)	4.125%	3/31/2029		1,745	1,799,854
Anglo American Capital plc (United Kingdom)†(c)	3.95%	9/10/2050		1,101	1,171,780
Anglo American Capital plc (United Kingdom)†(c)	5.625%	4/1/2030		1,100	1,304,410
Corp. Nacional del Cobre de Chile (Chile)†(c)	3.75%	1/15/2031		998	1,064,665

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Mining (continued)
FMG Resources August 2006 Pty Ltd. (Australia)†(c)	4.375%	4/1/2031	$3,825	$4,022,867
Freeport-McMoRan, Inc.	4.125%	3/1/2028	1,375	1,428,536
Freeport-McMoRan, Inc.	4.25%	3/1/2030	2,039	2,154,071
Freeport-McMoRan, Inc.	4.375%	8/1/2028	1,084	1,138,401
Freeport-McMoRan, Inc.	4.625%	8/1/2030	1,277	1,371,702
Glencore Funding LLC†	3.875%	4/27/2051	952	996,810
Hecla Mining Co.	7.25%	2/15/2028	1,053	1,129,648
Kaiser Aluminum Corp.†	4.50%	6/1/2031	1,528	1,505,485
Mirabela Nickel Ltd.	1.00%	9/10/2044	15	1	(h)
Newmont Corp.	2.25%	10/1/2030	1,318	1,301,045
Novelis Corp.†	4.75%	1/30/2030	1,571	1,654,232
Teck Resources Ltd. (Canada)(c)	3.90%	7/15/2030	691	743,209
Total				22,786,716

Office/Business Equipment 0.10%
CDW LLC/CDW Finance Corp.	3.569%	12/1/2031	1,287	1,341,389

Oil & Gas 8.82%
Antero Resources Corp.†	5.375%	3/1/2030	1,170	1,252,701
Apache Corp.	4.25%	1/15/2030	1,920	2,086,339
Apache Corp.	4.75%	4/15/2043	698	767,804
Apache Corp.	5.10%	9/1/2040	2,518	2,849,318
California Resources Corp.†	7.125%	2/1/2026	1,743	1,812,903
Callon Petroleum Co.	6.125%	10/1/2024	1,005	990,970
Callon Petroleum Co.	6.375%	7/1/2026	2,761	2,625,821
Callon Petroleum Co.†	8.00%	8/1/2028	1,501	1,518,141
Cenovus Energy, Inc. (Canada)(c)	2.65%	1/15/2032	753	737,548
Cenovus Energy, Inc. (Canada)(c)	3.75%	2/15/2052	810	813,848
Cenovus Energy, Inc. (Canada)(c)	5.40%	6/15/2047	1,743	2,174,975
Centennial Resource Production LLC†	5.375%	1/15/2026	2,211	2,174,408
Centennial Resource Production LLC†	6.875%	4/1/2027	2,838	2,897,598
Comstock Resources, Inc.†	5.875%	1/15/2030	1,247	1,280,239
Comstock Resources, Inc.†	6.75%	3/1/2029	1,213	1,317,694
Continental Resources, Inc.	4.375%	1/15/2028	948	1,026,475
Continental Resources, Inc.†	5.75%	1/15/2031	1,644	1,938,769
CrownRock LP/CrownRock Finance, Inc.†	5.00%	5/1/2029	1,172	1,217,731
Diamondback Energy, Inc.	3.50%	12/1/2029	1,292	1,371,457
Diamondback Energy, Inc.	4.40%	3/24/2051	2,446	2,809,994
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	1,265	1,315,815
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	1,668	1,780,590

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
EQT Corp.†	3.625%	5/15/2031	$630	$654,605
EQT Corp.	6.625%	2/1/2025	1,604	1,810,547
Exxon Mobil Corp.	3.043%	3/1/2026	1,101	1,165,842
Helmerich & Payne, Inc.†	2.90%	9/29/2031	1,714	1,683,904
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	1,014	1,046,575
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031	897	929,516
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	1,234	1,298,976
Kosmos Energy Ltd.†	7.75%	5/1/2027	1,313	1,256,147
Laredo Petroleum, Inc.†	7.75%	7/31/2029	1,442	1,407,976
Laredo Petroleum, Inc.	10.125%	1/15/2028	2,908	3,053,342
Lukoil Capital DAC (Ireland)†(c)	3.60%	10/26/2031	1,707	1,665,921
Lukoil Securities BV (Netherlands)†(c)	3.875%	5/6/2030	1,150	1,173,035
Matador Resources Co.	5.875%	9/15/2026	838	864,276
MC Brazil Downstream Trading Sarl (Luxembourg)†(c)	7.25%	6/30/2031	1,320	1,316,311
MEG Energy Corp. (Canada)†(c)	5.875%	2/1/2029	1,812	1,899,610
MEG Energy Corp. (Canada)†(c)	7.125%	2/1/2027	4,270	4,553,656
Murphy Oil Corp.	6.375%	7/15/2028	1,140	1,213,370
Occidental Petroleum Corp.	3.50%	8/15/2029	3,381	3,479,150
Occidental Petroleum Corp.	4.10%	2/15/2047	735	721,414
Occidental Petroleum Corp.	4.30%	8/15/2039	555	554,326
Occidental Petroleum Corp.	4.40%	8/15/2049	1,017	1,031,253
Occidental Petroleum Corp.	6.125%	1/1/2031	4,380	5,329,058
Occidental Petroleum Corp.	6.625%	9/1/2030	837	1,037,194
Occidental Petroleum Corp.	7.50%	5/1/2031	613	807,346
OQ SAOC (Oman)†(c)	5.125%	5/6/2028	1,782	1,816,102
Ovintiv, Inc.	6.50%	8/15/2034	735	947,080
Ovintiv, Inc.	6.50%	2/1/2038	1,948	2,531,698
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	802	822,295
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	1,220	1,226,946
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	1,562	1,586,620
PDC Energy, Inc.	5.75%	5/15/2026	1,368	1,415,408
Pertamina Persero PT (Indonesia)†(c)	4.175%	1/21/2050	1,456	1,502,270
Pertamina Persero PT (Indonesia)†(c)	4.70%	7/30/2049	443	484,757
Petroleos Mexicanos (Mexico)†(c)	6.70%	2/16/2032	2,308	2,335,638
Precision Drilling Corp. (Canada)†(c)	6.875%	1/15/2029	1,295	1,321,709
Qatar Petroleum (Qatar)†(c)	3.30%	7/12/2051	3,899	4,027,772
Range Resources Corp.	5.00%	3/15/2023	911	932,463
Range Resources Corp.	8.25%	1/15/2029	1,900	2,121,816

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Saudi Arabian Oil Co. (Saudi Arabia)†(c)	4.375%	4/16/2049	$1,441	$1,673,514
Shell International Finance BV (Netherlands)(c)	6.375%	12/15/2038	1,473	2,148,742
SM Energy Co.	5.625%	6/1/2025	493	497,866
SM Energy Co.	6.625%	1/15/2027	2,149	2,215,705
SM Energy Co.	6.75%	9/15/2026	1,671	1,718,690
Southwestern Energy Co.	5.375%	2/1/2029	904	957,259
Southwestern Energy Co.	5.375%	3/15/2030	1,246	1,337,257
Southwestern Energy Co.	6.45%	1/23/2025	279	306,952
Southwestern Energy Co.	7.75%	10/1/2027	1,120	1,209,320
Southwestern Energy Co.	8.375%	9/15/2028	1,608	1,797,149
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(c)	3.25%	8/15/2030	1,385	1,386,697
Texaco Capital, Inc.	8.625%	11/15/2031	722	1,087,669
Viper Energy Partners LP†	5.375%	11/1/2027	1,155	1,194,409
Total				117,318,291

Oil & Gas Services 0.43%
Oceaneering International, Inc.	4.65%	11/15/2024	1,182	1,187,910
Oceaneering International, Inc.	6.00%	2/1/2028	2,094	2,057,365
TechnipFMC plc (United Kingdom)†(c)	6.50%	2/1/2026	781	836,351
Weatherford International Ltd.†	8.625%	4/30/2030	1,601	1,664,728
Total				5,746,354

Packaging & Containers 0.44%
Ball Corp.	2.875%	8/15/2030	3,039	2,953,088
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,295	1,563,408
Sealed Air Corp.†	6.875%	7/15/2033	1,060	1,347,525
Total				5,864,021

Pharmaceuticals 0.34%
CVS Health Corp.	3.625%	4/1/2027	1,079	1,171,682
Owens & Minor, Inc.†	4.50%	3/31/2029	749	768,807
Pfizer, Inc.	2.625%	4/1/2030	1,246	1,314,104
Zoetis, Inc.	3.90%	8/20/2028	1,159	1,287,561
Total				4,542,154

Pipelines 2.26%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%	11/2/2047	1,779	2,109,266
AI Candelaria Spain SLU (Spain)†(c)	5.75%	6/15/2033	1,095	1,060,951
AI Candelaria Spain SLU (Spain)†(c)	7.50%	12/15/2028	1,300	1,391,332

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Pipelines (continued)
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078			$2,470	$2,187,975
Cheniere Energy Partners LP†	3.25%		1/31/2032			1,448	1,465,376
Colonial Enterprises, Inc.†	3.25%		5/15/2030			748	789,669
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%		6/15/2031			2,120	2,216,078
Energy Transfer LP	6.50% (5 Yr. Treasury CMT + 5.69%	)#	–	(g)		1,317	1,343,340
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025			1,145	1,237,555
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%		9/30/2040			2,201	2,229,896
NGPL PipeCo LLC†	3.25%		7/15/2031			1,215	1,235,724
NGPL PipeCo LLC†	4.875%		8/15/2027			852	948,933
Northern Natural Gas Co.†	4.30%		1/15/2049			811	951,212
Sabal Trail Transmission LLC†	4.246%		5/1/2028			1,125	1,253,781
Sabine Pass Liquefaction LLC	4.50%		5/15/2030			2,627	2,965,859
Transportadora de Gas Internacional SA ESP (Colombia)†(c)	5.55%		11/1/2028			1,306	1,441,680
Venture Global Calcasieu Pass LLC†	3.875%		8/15/2029			889	923,818
Venture Global Calcasieu Pass LLC†	3.875%		11/1/2033			1,154	1,214,147
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031			889	943,878
Western Midstream Operating LP	5.30%		2/1/2030			2,002	2,204,252
Total							30,114,722

Real Estate 0.56%
Canary Wharf Group Investment Holdings plc†(b)	3.375%		4/23/2028		GBP	875	1,198,983
Corp. Inmobiliaria Vesta SAB de CV (Mexico)†(c)	3.625%		5/13/2031			$1,186	1,163,982
Hunt Cos., Inc.†	5.25%		4/15/2029			2,981	2,940,578
Kennedy-Wilson, Inc.	4.75%		3/1/2029			814	833,548
Kennedy-Wilson, Inc.	4.75%		2/1/2030			478	485,275
Kennedy-Wilson, Inc.	5.00%		3/1/2031			814	839,645
Total							7,462,011

REITS 2.31%
Alexandria Real Estate Equities, Inc.	2.00%		5/18/2032			1,019	974,349
Alexandria Real Estate Equities, Inc.	4.90%		12/15/2030			645	775,641
American Campus Communities Operating Partnership LP	2.25%		1/15/2029			1,094	1,082,959
American Campus Communities Operating Partnership LP	3.875%		1/30/2031			1,916	2,124,696
American Homes 4 Rent LP	3.375%		7/15/2051			1,385	1,394,994
American Homes 4 Rent LP	4.90%		2/15/2029			1,027	1,188,135

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
REITS (continued)
Crown Castle International Corp.	4.15%	7/1/2050	$1,917	$2,161,531
CyrusOne LP/CyrusOne Finance Corp.	2.15%	11/1/2030	1,373	1,360,650
EPR Properties	3.60%	11/15/2031	943	933,968
GLP Capital LP/GLP Financing II, Inc.	3.25%	1/15/2032	1,272	1,280,923
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2031	1,278	1,365,447
Goodman US Finance Four LLC†	4.50%	10/15/2037	1,137	1,321,656
Invitation Homes Operating Partnership LP	2.00%	8/15/2031	1,147	1,081,362
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.75%	6/15/2029	2,030	2,084,211
MGM Growth Properties Operating Partnership LP/ MGP Finance Co-Issuer, Inc.†	4.625%	6/15/2025	889	948,856
MPT Operating Partnership LP/MPT Finance Corp.	4.625%	8/1/2029	1,288	1,361,068
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028	1,138	1,185,199
Prologis LP	4.375%	2/1/2029	1,106	1,266,616
Rayonier LP	2.75%	5/17/2031	1,674	1,671,939
SBA Communications Corp.	3.875%	2/15/2027	1,236	1,274,718
STORE Capital Corp.	2.70%	12/1/2031	1,738	1,701,468
Vornado Realty LP	3.40%	6/1/2031	1,218	1,246,918
Weyerhaeuser Co.	7.375%	3/15/2032	716	1,008,548
Total				30,795,852

Retail 2.38%
Asbury Automotive Group, Inc.†	4.625%	11/15/2029	701	715,314
Asbury Automotive Group, Inc.†	5.00%	2/15/2032	839	871,893
AutoNation, Inc.	4.75%	6/1/2030	684	782,167
Bath & Body Works, Inc.	6.875%	11/1/2035	2,257	2,807,866
Best Buy Co., Inc.	4.45%	10/1/2028	1,332	1,504,121
Carvana Co.†	5.625%	10/1/2025	629	629,786
Carvana Co.†	5.875%	10/1/2028	1,760	1,755,873
Costco Wholesale Corp.	1.75%	4/20/2032	1,511	1,469,589
Dollar General Corp.	3.50%	4/3/2030	1,350	1,460,467
Dollar Tree, Inc.	3.375%	12/1/2051	2,147	2,166,583
Kohl’s Corp.	5.55%	7/17/2045	1,265	1,478,276
Macy’s Retail Holdings LLC	4.50%	12/15/2034	846	836,707
Macy’s Retail Holdings LLC†	5.875%	4/1/2029	864	922,666
Murphy Oil USA, Inc.†	3.75%	2/15/2031	1,684	1,675,892
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028	1,455	1,495,835
PetSmart, Inc./PetSmart Finance Corp.†	7.75%	2/15/2029	1,214	1,320,850
Sonic Automotive, Inc.†	4.625%	11/15/2029	704	711,881
Sonic Automotive, Inc.†	4.875%	11/15/2031	704	711,888

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Retail (continued)
Staples, Inc.†	7.50%	4/15/2026		$1,299	$1,336,411
Starbucks Corp.	4.45%	8/15/2049		1,287	1,588,342
Stonegate Pub Co. Financing 2019 plc(b)	8.00%	7/13/2025	GBP	906	1,250,383
Stonegate Pub Co. Financing 2019 plc(b)	8.25%	7/31/2025	GBP	1,221	1,683,449
Tiffany & Co.	4.90%	10/1/2044		$1,816	2,455,320
Total					31,631,559

Savings & Loans 0.00%
Washington Mutual Bank(i)	6.875%	6/15/2011		1,250	125	(h)

Semiconductors 0.98%
KLA Corp.	4.10%	3/15/2029		776	876,713
Lam Research Corp.	4.875%	3/15/2049		808	1,099,480
Microchip Technology, Inc.	4.25%	9/1/2025		978	1,015,883
Micron Technology, Inc.	5.327%	2/6/2029		1,388	1,646,238
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)†(c)	3.25%	11/30/2051		1,289	1,291,376
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)†(c)	3.40%	5/1/2030		1,117	1,191,718
ON Semiconductor Corp.†	3.875%	9/1/2028		1,426	1,463,696
SK Hynix, Inc. (South Korea)†(c)	2.375%	1/19/2031		1,331	1,282,522
TSMC Arizona Corp.	3.25%	10/25/2051		3,046	3,216,449
Total					13,084,075

Software 2.05%
Autodesk, Inc.	3.50%	6/15/2027		1,446	1,555,869
Intuit, Inc.	1.65%	7/15/2030		1,150	1,110,395
MSCI, Inc.†	3.25%	8/15/2033		1,228	1,243,725
MSCI, Inc.†	3.875%	2/15/2031		2,447	2,551,719
MSCI, Inc.†	4.00%	11/15/2029		1,167	1,221,452
Oracle Corp.	4.50%	7/8/2044		528	597,560
Playtika Holding Corp. (Israel)†(c)	4.25%	3/15/2029		852	836,251
PTC, Inc.†	4.00%	2/15/2028		1,077	1,097,587
ROBLOX Corp.†	3.875%	5/1/2030		4,401	4,471,460
Roper Technologies, Inc.	1.75%	2/15/2031		1,352	1,271,188
salesforce.com, Inc.	3.70%	4/11/2028		1,580	1,754,596
ServiceNow, Inc.	1.40%	9/1/2030		1,297	1,208,746
Twilio, Inc.	3.625%	3/15/2029		4,170	4,213,326
Twilio, Inc.	3.875%	3/15/2031		3,004	3,037,450
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%	9/1/2025		1,087	1,126,464
Total					27,297,788

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 2.05%
Altice France Holding SA (Luxembourg)†(c)	6.00%		2/15/2028	$934	$893,651
Altice France Holding SA (Luxembourg)†(c)	10.50%		5/15/2027	1,189	1,279,852
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(c)	6.75%		10/1/2026	1,264	1,330,486
Frontier Communications Holdings LLC†	5.00%		5/1/2028	1,549	1,598,274
Frontier Communications Holdings LLC†	5.875%		10/15/2027	882	934,078
Frontier Communications Holdings LLC†	6.75%		5/1/2029	1,194	1,243,587
Hughes Satellite Systems Corp.	5.25%		8/1/2026	1,111	1,216,306
Motorola Solutions, Inc.	4.60%		5/23/2029	1,513	1,730,282
Sprint Capital Corp.	6.875%		11/15/2028	5,146	6,518,335
Switch Ltd.†	3.75%		9/15/2028	1,106	1,115,882
T-Mobile USA, Inc.	3.375%		4/15/2029	1,287	1,313,602
T-Mobile USA, Inc.	3.875%		4/15/2030	1,099	1,203,104
Vmed O2 UK Financing I plc (United Kingdom)†(c)	4.25%		1/31/2031	2,494	2,448,160
Vmed O2 UK Financing I plc (United Kingdom)†(c)	4.75%		7/15/2031	1,995	2,023,548
Windstream Escrow LLC/Windstream Escrow Finance Corp.†	7.75%		8/15/2028	1,122	1,191,542
Xiaomi Best Time International Ltd. (Hong Kong)†(c)	4.10%		7/14/2051	1,186	1,206,370
Total					27,247,059

Toys/Games/Hobbies 0.35%
Hasbro, Inc.	3.90%		11/19/2029	1,737	1,917,097
Hasbro, Inc.	5.10%		5/15/2044	1,761	2,196,883
Mattel, Inc.†	5.875%		12/15/2027	512	551,086
Total					4,665,066

Transportation 0.43%
Autoridad del Canal de Panama (Panama)†(c)	4.95%		7/29/2035	1,000	1,219,560
Central Japan Railway Co. (Japan)†(c)	4.25%		11/24/2045	1,524	1,905,455
CH Robinson Worldwide, Inc.	4.20%		4/15/2028	1,186	1,337,121
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%		8/20/2035	1,340	1,324,490
Total					5,786,626
Total Corporate Bonds (cost $782,136,519)					818,624,963

FLOATING RATE LOANS(j) 6.03%

Aerospace/Defense 0.13%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(c)	8.50% (3 Mo. LIBOR + 6.50%	)	3/6/2024	656	653,905
Alloy Finco Limited USD Holdco PIK Term Loan 13.50% (Jersey)(c)	0.05%		3/6/2025	1,137	1,148,850
Total					1,802,755

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Parts & Equipment 0.07%
Truck Hero, Inc. 2021 Term Loan B	4.00% (1 Mo. LIBOR + 3.25%	)	1/31/2028	$949	$946,190

Automakers 0.10%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	6.874% (3 Mo. LIBOR + 6.00%	)	4/10/2026	1,300	1,308,125

Banking 0.09%
Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan	3.104% (1 Mo. LIBOR + 3.00%	)	6/15/2025	1,204	1,198,039

Building & Construction 0.17%
Centuri Group, Inc Term Loan B	3.00% (3 Mo. LIBOR + 2.50%	)	8/27/2028	1,252	1,252,071
USIC Holdings, Inc. 2021 Term Loan	4.25% (1 Mo. LIBOR + 3.50%	)	5/12/2028	1,017	1,016,751
Total					2,268,822

Building Materials 0.13%
ACProducts, Inc. 2021 Term Loan B	4.75%		5/17/2028	1,739	1,716,938

Chemicals 0.23%
LSF11 A5 Holdco LLC Term Loan	4.25% (3 Mo. LIBOR + 3.75%	)	10/15/2028	1,134	1,134,034
Messer Industries GmbH 2018 USD Term Loan	2.724% (3 Mo. LIBOR + 2.50%	)	3/2/2026	1,057	1,050,221
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(c)	3.102%		10/1/2025	863	860,720
Total					3,044,975

Diversified Capital Goods 0.00%
UTEX Industries Inc. 2020 Second Out Term Loan PIK 5.75%	5.25% (1 Mo. LIBOR + 3.75%	)	12/3/2025	50	49,481

Electric: Generation 0.21%
Astoria Energy LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	12/10/2027	1,493	1,491,096
EFS Cogen Holdings I LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	10/1/2027	1,094	1,080,193
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	1.72% (3 Mo. LIBOR + 1.50%	)	7/28/2028	129	73,421
Frontera Generation Holdings LLC 2021 Term Loan	14.00% (3 Mo. LIBOR + 13.00%	)	7/28/2026	134	142,003	(k)
Total					2,786,713

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated 0.10%
Helix Gen Funding, LLC Term Loan B	4.75% (1 Mo. LIBOR + 3.75%	)	6/3/2024	$1,323	$1,286,976

Electronics 0.10%
Altar Bidco, Inc. 2021 Term Loan	–	(l)	11/17/2028	1,299	1,296,312

Gas Distribution 0.35%
CQP Holdco LP 2021 Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	6/5/2028	1,324	1,322,984
Lucid Energy Group II Borrower, LLC 2021 Term Loan	5.00% (3 Mo. LIBOR + 4.25%	)	11/24/2028	2,137	2,114,217
Oryx Midstream Services Permian Basin LLC Term Loan B	3.75% (3 Mo. LIBOR + 3.25%	)	10/5/2028	1,188	1,181,517
Total					4,618,718

Health Facilities 0.46%
Electron BidCo Inc. 2021 Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	11/1/2028	1,325	1,323,366
Global Medical Response, Inc. 2020 Term Loan B	5.25% (3 Mo. LIBOR + 4.25%	)	10/2/2025	1,312	1,308,686
Heartland Dental, LLC 2018 1st Lien Term Loan	3.604% (1 Mo. LIBOR + 3.50%	)	4/30/2025	1,199	1,189,019
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	3.852%		11/16/2025	971	971,651
Select Medical Corporation 2017 Term Loan B	2.36% (1 Mo. LIBOR + 2.25%	)	3/6/2025	1,287	1,281,309
Total					6,074,031

Health Services 0.14%
National Mentor Holdings, Inc. 2021 Term Loan C	4.50% (3 Mo. LIBOR + 3.75%	)	3/2/2028	57	56,155
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan(m)	3.75%		3/2/2028	84	82,773
National Mentor Holdings, Inc. 2021 Term Loan	4.50% (1 Mo. LIBOR + 3.75%	)	3/2/2028	1,791	1,774,538
Total					1,913,466

Housewares 0.10%
Springs Windows Fashions, LLC 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	10/6/2028	1,339	1,329,538

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance Brokerage 0.09%
Hub International Limited 2018 Term Loan B	2.875% (3 Mo. LIBOR + 2.75%	)	4/25/2025	$1,152	$1,139,864

Investments & Miscellaneous Financial Services 0.30%
HighTower Holdings LLC 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	4/21/2028	2,661	2,663,442
Hudson River Trading LLC 2021 Term Loan	3.104% (1 Mo. LIBOR + 3.00%	)	3/20/2028	1,284	1,276,608
Total					3,940,050

Leisure 0.21%
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan (Luxembourg)(c)	3.50% (1 Mo. LIBOR + 2.50%	)	2/1/2024	1,198	1,198,110
Motion Finco Sarl Delayed Draw Term Loan B2 (Luxembourg)(c)	3.474% (3 Mo. LIBOR + 3.25%	)	11/12/2026	184	180,305
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(c)	3.474% (3 Mo. LIBOR + 3.25%	)	11/12/2026	1,389	1,362,123
Total					2,740,538

Machinery 0.20%
II-VI Incorporated 2021 Bridge Term Loan B	–	(l)	12/1/2028	1,289	1,289,606
Vertical US Newco Inc Term Loan B	4.00% (6 Mo. LIBOR + 3.50%	)	7/30/2027	1,419	1,421,897
Total					2,711,503

Managed Care 0.07%
Bella Holding Company, LLC 2021 Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	5/10/2028	1,002	1,002,417

Media 0.27%
AppLovin Corporation 2021 Term Loan B	3.50% (1 Mo. LIBOR + 3.00%	)	10/25/2028	1,317	1,316,444
Nexstar Broadcasting, Inc. 2018 Term Loan B3	2.354% (1 Mo. LIBOR + 2.25%	)	1/17/2024	838	837,362
Univision Communications Inc. 2021 Term Loan B	–	(l)	5/5/2028	1,470	1,469,247
Total					3,623,053

Medical Products 0.04%
MedAssets Software Intermediate Holdings, Inc. 2021 Term Loan	4.50% (3 Mo. LIBOR + 4.00%	)	12/18/2028	589	590,319

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Personal & Household Products 0.00%
FGI Operating Company, LLC Exit Term Loan	10.22% (3 Mo. LIBOR + 10.00%	)	5/16/2022	$83	$10,375	(k)
Revlon Consumer Products Corporation 2020 Additional Term Loan B2	4.25% (3 Mo. LIBOR + 3.50%	)	6/30/2025	7	4,821
Total					15,196

Real Estate Investment Trusts 0.09%
Washington Prime Group, L.P. 2021 Take-back Exit Term Loan	–	(l)	6/11/2025	1,151	1,164,571

Retail 0.12%
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	2.105% (1 Mo. LIBOR + 2.00%	)	2/3/2024	908	909,395
Claire’s Stores, Inc. 2019 Term Loan B	6.604% (1 Mo. LIBOR + 6.50%	)	12/18/2026	673	671,622
Total					1,581,017

Software/Services 0.65%
Magenta Buyer LLC 2021 USD 1st Lien Term Loan	5.75% (3 Mo. LIBOR + 5.00%	)	7/27/2028	1,339	1,337,549
Peraton Corp. Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	2/1/2028	1,184	1,186,314
Polaris Newco LLC USD Term Loan B	4.50% (3 Mo. LIBOR + 4.00%	)	6/2/2028	1,509	1,511,195
RealPage, Inc 1st Lien Term Loan	3.75% (1 Mo. LIBOR + 3.25%	)	4/24/2028	1,401	1,398,345
Tibco Software Inc. 2020 Term Loan B3	3.852% (1 Mo. LIBOR + 3.75%	)	6/30/2026	1,179	1,171,714
Ultimate Software Group Inc (The) Term Loan B	3.854% (1 Mo. LIBOR + 3.75%	)	5/4/2026	1,192	1,189,606
WEX Inc. 2021 Term Loan	2.354% (1 Mo. LIBOR + 2.25%	)	3/31/2028	851	848,123
Total					8,642,846

Specialty Retail 0.57%
Birkenstock GmbH & Co. KG USD Term Loan B (Germany)(c)	3.75% (6 Mo. LIBOR + 3.25%	)	4/28/2028	880	878,933
Foundation Building Materials Holding Company LLC 2021 Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	2/3/2028	679	675,163

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Specialty Retail (continued)
Harbor Freight Tools USA, Inc. 2021 Term Loan B	3.25% (1 Mo. LIBOR + 2.75%	)	10/19/2027		$904	$903,447
Mavis Tire Express Services Corp. 2021 Term Loan B	4.75% (1 Mo. LIBOR + 4.00%	)	5/4/2028		1,410	1,413,503
Petco Health and Wellness Company, Inc. 2021 Term Loan B	4.00% (3 Mo. LIBOR + 3.25%	)	3/3/2028		1,570	1,570,164
Restoration Hardware, Inc. Term Loan B	3.00% (3 Mo. LIBOR + 2.50%	)	10/20/2028		1,257	1,256,532
Winterfell Financing Sarl EUR Term Loan B(b)	3.50% (3 Mo. EURIBOR + 3.50%	)	5/4/2028	EUR	806	909,018
Total						7,606,760

Support: Services 0.49%
Avis Budget Car Rental, LLC 2020 Term Loan B	1.86% (1 Mo. LIBOR + 1.75%	)	8/6/2027		$1,222	1,207,826
Brown Group Holding, LLC Term Loan B	3.00% (3 Mo. LIBOR + 2.50%	)	6/7/2028		1,358	1,356,872
CoreLogic, Inc. Term Loan	4.00% (1 Mo. LIBOR + 3.50%	)	6/2/2028		1,814	1,815,136
Pike Corporation 2021 Incremental Term Loan B	3.11% (1 Mo. LIBOR + 3.00%	)	1/21/2028		896	894,508
Team Health Holdings, Inc. 1st Lien Term Loan	3.75% (1 Mo. LIBOR + 2.75%	)	2/6/2024		1,292	1,239,495
Total						6,513,837

Technology Hardware & Equipment 0.42%
Atlas CC Acquisition Corp Term Loan B	5.00% (3 Mo. LIBOR + 4.25%	)	5/25/2028		1,261	1,265,868
Atlas CC Acquisition Corp Term Loan C	5.00% (3 Mo. LIBOR + 4.25%	)	5/25/2028		257	257,465
Delta TopCo, Inc. 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	12/1/2027		1,446	1,449,508
LogMeIn, Inc. Term Loan B	4.839% (3 Mo. LIBOR + 4.75%	)	8/31/2027		2,666	2,654,778
Total						5,627,619

Transportation 0.13%
Genesee & Wyoming Inc. (New) Term Loan	2.224% (3 Mo. LIBOR + 2.00%	)	12/30/2026		1,710	1,701,119
Total Floating Rate Loans (cost $79,537,608)						80,241,788

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
FOREIGN GOVERNMENT OBLIGATIONS 2.28%

Angola 0.23%
Republic of Angola†(c)	9.125%	11/26/2049		$1,720	$1,655,548
Republic of Angola†(c)	9.375%	5/8/2048		1,483	1,456,217
Total					3,111,765

Bermuda 0.13%
Bermuda Government International Bond†	2.375%	8/20/2030		896	898,240
Bermuda Government International Bond†	3.375%	8/20/2050		794	796,978
Total					1,695,218

Cayman Islands 0.10%
Ivory Coast Government International Bond†(b)	5.875%	10/17/2031	EUR	1,090	1,277,842

Colombia 0.19%
Colombia Government International Bond(c)	5.20%	5/15/2049		$2,773	2,551,576

Costa Rica 0.24%
Costa Rica Government International Bond†(c)	7.158%	3/12/2045		3,251	3,226,650

Ecuador 0.17%
Ecuador Government International Bond†(c)	5.00%	7/31/2030		2,676	2,224,199

El Salvador 0.20%
El Salvador Government International Bond†(c)	7.65%	6/15/2035		2,304	1,321,920
El Salvador Government International Bond†(c)	8.25%	4/10/2032		2,083	1,291,460
Total					2,613,380

Gambia 0.13%
Gabon Government International Bond†(c)	7.00%	11/24/2031		1,798	1,766,535

Kenya 0.30%
Republic of Kenya†(c)	7.25%	2/28/2028		1,918	2,069,215
Republic of Kenya†(c)	8.25%	2/28/2048		1,924	1,960,306
Total					4,029,521

Oman 0.10%
Oman Sovereign Sukuk Co.†(c)	4.875%	6/15/2030		1,253	1,334,445

Senegal 0.11%
Senegal Government International Bond†(b)	5.375%	6/8/2037	EUR	1,415	1,532,941

South Africa 0.17%
Republic of South Africa(c)	5.75%	9/30/2049		$2,334	2,250,559

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Sri Lanka 0.12%
Sri Lanka Government International Bond†(c)	5.875%	7/25/2022	$2,340	$1,596,465

United Arab Emirates 0.09%
Abu Dhabi Government International†(c)	3.125%	5/3/2026	1,107	1,179,554
Total Foreign Government Obligations (cost $31,998,150)				30,390,650

MUNICIPAL BONDS 2.45%

Air Transportation 0.08%
County of Miami-Dade FL Aviation Revenue	4.28%	10/1/2041	950	1,042,495

Education 0.51%
California State University	3.899%	11/1/2047	1,975	2,276,277
Ohio University	5.59%	12/1/2114	1,000	1,559,869
Permanent University Fund - Texas A&M University S	3.66%	7/1/2047	1,070	1,157,568
Regents of the University of California Medical Ce	3.006%	5/15/2050	885	912,296
Regents of the University of California Medical Ce	6.548%	5/15/2048	600	929,607
Total				6,835,617

General Obligation 0.49%
Commonwealth of Pennsylvania	5.45%	2/15/2030	836	1,019,317
District of Columbia	5.591%	12/1/2034	795	1,000,377
State of Illinois	5.10%	6/1/2033	3,010	3,481,470
University of North Carolina at Chapel Hill	3.847%	12/1/2034	855	995,560
Total				6,496,724

Lease Obligation 0.07%
State of Wisconsin	3.294%	5/1/2037	790	861,121

Miscellaneous 0.28%
County of Miami-Dade FL	2.786%	10/1/2037	575	563,519
Dallas Convention Center Hotel Development Corp	7.088%	1/1/2042	1,210	1,712,332
New York City Industrial Development Agency†	11.00%	3/1/2029	1,135	1,508,479
Total				3,784,330

Revenue - Utilities - Other 0.10%
City of San Antonio TX Electric & Gas Systems Reve	5.718%	2/1/2041	980	1,360,799

Tax Revenue 0.36%
Dallas Area Rapid Transit	2.613%	12/1/2048	1,090	1,070,580
Massachusetts School Building Authority	5.715%	8/15/2039	1,220	1,687,916
Memphis-Shelby County Industrial Development Board(i)	7.00%	7/1/2045	1,415	1,268,756
New York State Dormitory Authority	3.19%	2/15/2043	310	327,499

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Tax Revenue (continued)
Regional Transportation District Sales Tax Revenue	2.387%		11/1/2037	$455	$432,248
Total					4,786,999

Taxable Revenue - Water & Sewer 0.05%
City & County Honolulu HI Wastewater System Revenu	1.623%		7/1/2031	390	382,016
City & County Honolulu HI Wastewater System Revenu	2.574%		7/1/2041	260	261,214
Total					643,230

Transportation 0.31%
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	787	847,663
Metropolitan Transportation Authority	5.175%		11/15/2049	1,000	1,375,656
Metropolitan Transportation Authority	6.668%		11/15/2039	525	748,040
New Jersey Transportation Trust Fund Authority	4.131%		6/15/2042	1,075	1,208,637
Total					4,179,996

Transportation: Infrastructure/Services 0.20%
Chicago Transit Authority Sales Tax Receipts Fund	6.20%		12/1/2040	1,030	1,409,628
Port of Seattle WA	3.755%		5/1/2036	1,105	1,204,639
Total					2,614,267
Total Municipal Bonds (cost $30,088,020)					32,605,578

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.33%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(n)	12/25/2059	241	241,011
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.06% (1 Mo. LIBOR + .95%	)#	6/15/2035	2,083	2,081,650
BBCMS Mortgage Trust 2018-C2 C	4.969%	#(n)	12/15/2051	1,011	1,117,901
BBCMS Mortgage Trust 2019-BWAY A†	1.066% (1 Mo. LIBOR + .96%	)#	11/15/2034	1,750	1,746,569
Benchmark Mortgage Trust 2019-B12 WMA†	4.246%	#(n)	8/15/2052	2,892	2,868,777
BHMS 2018-ATLS A†	1.36% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	3,300	3,302,516
BX 2021-MFM1 B†	1.06% (1 Mo. LIBOR + .95%	)#	1/15/2034	400	397,327
BX 2021-MFM1 C†	1.31% (1 Mo. LIBOR + 1.20%	)#	1/15/2034	250	248,437
BX Commercial Mortgage Trust 2020-VIV4 A†	2.843%		3/9/2044	829	852,866
BX Commercial Mortgage Trust 2021-VOLT A†	0.81% (1 Mo. LIBOR + .70%	)#	9/15/2036	2,630	2,624,666
BX Trust 2021-ARIA F†	2.704% (1 Mo. LIBOR + 2.59%	)#	10/15/2036	5,250	5,232,753

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	$1,340	$1,240,813
Citigroup Commercial Mortgage Trust 2016-GC36 C	4.75%	#(n)	2/10/2049	480	491,195
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(n)	4/15/2049	828	683,872
COMM Mortgage Trust 2014-UBS5 AM	4.193%	#(n)	9/10/2047	1,161	1,219,497
COMM Mortgage Trust 2020-SBX C†	2.056%	#(n)	1/10/2038	350	342,494
COMM Mortgage Trust 2020-SBX D†	2.321%	#(n)	1/10/2038	500	486,722
Commercial Mortgage Pass-Through Certificates 2020-SBX A†	1.67%		1/10/2038	450	447,872
Connecticut Avenue Securities Trust 2021-R01 1B1†	3.15% (1 Mo. SOFR + 3.10%	)#	10/25/2041	1,980	2,003,438
Connecticut Avenue Securities Trust 2021-R03 1B1†	2.80% (1 Mo. SOFR + 2.75%	)#	12/25/2041	1,300	1,302,116
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C†	1.54% (1 Mo. LIBOR + 1.43%	)#	5/15/2036	3,000	2,994,844
Credit Suisse Mortgage Capital Certificates 2019-ICE4 D†	1.71% (1 Mo. LIBOR + 1.60%	)#	5/15/2036	924	921,887
Credit Suisse Mortgage Capital Certificates 2021-BRIT A†	3.709% (1 Mo. LIBOR + 3.46%	)#	5/15/2023	4,500	4,492,519
CSMC 2020-AFC1 Trust A1†	2.24%	#(n)	2/25/2050	658	660,771
CSMC 2021-BHAR D†	2.86% (1 Mo. LIBOR + 2.75%	)#	11/15/2038	420	420,602
CSMC 2021-BHAR E†	3.61% (1 Mo. LIBOR + 3.50%	)#	11/15/2038	620	620,500
CSMC 2021-BHAR F†	4.36% (1 Mo. LIBOR + 4.25%	)#	11/15/2038	490	490,394
CSMC 2021-BPNY A†	3.824% (1 Mo. LIBOR + 3.71%	)#	8/15/2023	2,420	2,419,328
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(n)	1/25/2060	310	310,397
Fannie Mae Connecticut Avenue Securities 2021-R02 2B1†	3.35% (1 Mo. SOFR + 3.30%	)#	11/25/2041	570	575,266
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	780	797,905
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	800	817,335
Freddie Mac STACR REMIC Trust 2021-DNA6 B1†	3.45% (1 Mo. SOFR + 3.40%	)#	10/25/2041	3,310	3,336,798
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1†	3.70% (1 Mo. SOFR + 3.65%	)#	11/25/2041	2,220	2,258,809

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	$171	$171,206
Great Wolf Trust 2019-WOLF A†	1.144% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	3,317	3,316,520
Great Wolf Trust 2019-WOLF D†	2.043% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	2,923	2,891,230
GS Mortgage Securities Corp. II 2021-ARDN C†	2.16% (1 Mo. LIBOR + 2.05%	)#	11/15/2036	770	771,444
GS Mortgage Securities Corp. II 2021-ARDN D†	2.86% (1 Mo. LIBOR + 2.75%	)#	11/15/2036	1,340	1,342,512
GS Mortgage Securities Corp. Trust 2021-RENT E†	2.853% (1 Mo. LIBOR + 2.75%	)#	11/21/2035	650	647,803
GS Mortgage Securities Corp. Trust 2021-RENT F†	3.753% (1 Mo. LIBOR + 3.65%	)#	11/21/2035	500	498,491
GS Mortgage Securities Corp. Trust 2021-RENT G†	5.803% (1 Mo. LIBOR + 5.70%	)#	11/21/2035	100	101,039
GS Mortgage Securities Corp. Trust 2021-RSMZ MZ†	9.61% (1 Mo. LIBOR + 9.50%	)#	6/15/2026	4,000	4,009,647
GS Mortgage Securities Trust 2020-GSA2 E†	2.25%		12/12/2053	550	445,903
Hilton Orlando Trust 2018-ORL A†	1.03% (1 Mo. LIBOR + .92%	)#	12/15/2034	557	556,914
HPLY Trust 2019-HIT A†	1.11% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	1,043	1,042,043
JPMCC Commercial Mortgage Securities Trust 2017-JP5 C	3.85%	#(n)	3/15/2050	821	838,538
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	1,000	1,003,813
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	550	561,035
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE B†	3.64%		1/10/2037	490	494,523
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT D†	6.81% (1 Mo. LIBOR + 6.70%	)#	8/15/2033	2,110	2,112,616
KIND Trust 2021-KIND E†	3.36% (1 Mo. LIBOR + 3.25%	)#	8/15/2038	2,420	2,404,215
KKR Industrial Portfolio Trust 2021-KDIP D†	1.36% (1 Mo. LIBOR + 1.25%	)#	12/15/2037	263	259,802
KKR Industrial Portfolio Trust 2021-KDIP E†	1.66% (1 Mo. LIBOR + 1.55%	)#	12/15/2037	428	422,378
KKR Industrial Portfolio Trust 2021-KDIP F†	2.16% (1 Mo. LIBOR + 2.05%	)#	12/15/2037	470	461,751

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Life Mortgage Trust 2021-BMR E†	1.86% (1 Mo. LIBOR + 1.75%	)#	3/15/2038	$1,200	$1,190,317
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(n)	1/26/2060	213	214,093
One New York Plaza Trust 2020-1NYP B†	1.61% (1 Mo. LIBOR + 1.50%	)#	1/15/2036	600	598,634
One New York Plaza Trust 2020-1NYP C†	2.31% (1 Mo. LIBOR + 2.20%	)#	1/15/2036	1,380	1,380,271
One New York Plaza Trust 2020-1NYP D†	2.86% (1 Mo. LIBOR + 2.75%	)#	1/15/2036	500	501,265
PFP Ltd. 2019-6 A†	1.158% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	545	545,041
PFP Ltd. 2019-6 C†	2.208% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	1,995	1,989,971
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(n)	1/26/2060	174	175,138
SLG Office Trust 2021-OVA E†	2.851%		7/15/2041	2,310	2,197,047
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(n)	2/25/2050	260	260,965
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	237	238,282
Wells Fargo Commercial Mortgage Trust 2020-SDAL A†	1.12% (1 Mo. LIBOR + 1.01%	)#	2/15/2037	582	578,749
Total Non-Agency Commercial Mortgage-Backed Securities (cost $84,106,874)					84,273,043

	Dividend Rate			Shares (000)

PREFERRED STOCKS 0.06%

Transportation Infrastructure
ACBL Holdings Corp. Series A	Zero Coupon			14	376,998
ACBL Holdings Corp. Series B	Zero Coupon			17	464,860
Total Preferred Stocks (cost $765,325)					841,858
Total Long-Term Investments (cost $1,262,139,327)					1,305,934,008

See Notes to Financial Statements.	45

Schedule of Investments (continued)

December 31, 2021

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 0.92%

Repurchase Agreements 0.73%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $8,964,100 of U.S. Treasury Note at 2.875% due 8/15/2028; value: $9,893,079; proceeds: $9,699,003 (cost $9,699,003)	$9,699	$9,699,003

	Shares (000)

Money Market Funds 0.17%
Fidelity Government Portfolio(o) (cost $2,269,226)	2,269,226	2,269,226

Time Deposits 0.02%
CitiBank N.A.(o) (cost $252,137)	252,137	252,137
Total Short-Term Investments (cost $12,220,366)		12,220,366

Total Investments in Securities 99.04% (cost $1,274,359,693)		1,318,154,374
Less Unfunded Loan Commitments (0.01%) (cost $83,556)(p)		(82,773)
Net Investments in Securities 99.03% (cost $1,274,276,137)		1,318,071,601
Other Assets and Liabilities – Net(q) 0.97%		12,848,307
Net Assets 100.00%		$1,330,919,908

EUR	Euro.
GBP	British Pound.
HKD	Hong Kong Dollar.
JPY	Japanese Yen.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2021, the total value of Rule 144A securities was $616,788,348, which represents 46.34% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2021.
*	Non-income producing security.
(a)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Amount represents less than 1,000 shares.
(e)	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

46	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

(f)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(g)	Security is perpetual in nature and has no stated maturity.
(h)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security fair valued by the Pricing Committee.
(i)	Defaulted (non-income producing security).
(j)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2021.
(k)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(l)	Interest rate to be determined.
(m)	Security partially/fully unfunded. See Note 2(n).
(n)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(o)	Security was purchased with the cash collateral from loaned securities.
(p)	See Note 2(n).
(q)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Index/Issuer - Buy Protection at December 31, 2021(1):

Referenced Index/Issuer	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX.NA.EM.36(4)(5)	Bank of America	1.000%	12/20/2026	$39,362,000	$1,451,880	$137,055

Referenced Index/Issuer	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Depreciation(3)
Republic of Brazil(4)(6)	Bank of America	1.000%	12/20/2026	$5,625,838	$350,175	$(78,713)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization. See Note 2(i).
(3)	Total unrealized appreciation on Credit Default Swaps on Index/Issuer amounted to $137,055. Total unrealized depreciation on Credit Default Swaps on Index/Issuer amounted to $78,713.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.
(6)	Moody’s Credit Rating: Ba2.

See Notes to Financial Statements.	47

Schedule of Investments (continued)

December 31, 2021

Credit Default Swaps on Indexes – Sell Protection at December 31, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Markit CMBX.NA.AA.8	Citibank	1.500%	10/17/2057	$1,000,000	$5,009	$1,952	$6,961

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	$500,000	$(6,075)	$(1,665)	$(7,740)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	1,200,000	(148,958)	41,646	(107,312)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%	8/17/2061	1,200,000	(81,784)	19,870	(61,914)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	1,200,000	(127,065)	14,307	(112,758)
					$(363,882)	$74,158	$(289,724)
Total Credit Default Swaps on Indexes - Sell Protection					$(358,873)	$76,110	$(282,763)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization. See Note 2(i).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $77,775. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $1,665.
(4)	Includes upfront payments received.

48	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Open Forward Foreign Currency Exchange Contracts at December 31, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Standard Chartered Bank	3/10/2022	235,000	$265,143	$267,902	$2,759
Japanese yen	Sell	Morgan Stanley	2/8/2022	161,000,000	1,417,386	1,399,986	17,400
Japanese yen	Sell	Standard Chartered Bank	2/8/2022	159,000,000	1,394,808	1,382,595	12,213
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$32,372

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Goldman Sachs	3/7/2022	3,133,000	$4,149,424	$4,239,585	$(90,161)
Euro	Sell	Credit Agricole	3/10/2022	624,000	704,908	711,366	(6,458)
Euro	Sell	Morgan Stanley	3/10/2022	13,807,000	15,705,283	15,740,108	(34,825)
Euro	Sell	Morgan Stanley	3/10/2022	586,000	661,883	668,045	(6,162)
Euro	Sell	State Street Bank and Trust	3/10/2022	1,770,000	2,002,867	2,017,816	(14,949)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(152,555)

Open Futures Contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	March 2022	87	Short	$(13,975,083)	$(13,958,063)	$17,020

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2022	14	Short	$(3,053,537)	$(3,054,406)	$(869)
U.S. 5-Year Treasury Note	March 2022	620	Long	75,315,584	75,005,469	(310,115)
U.S. 10-Year Treasury Note	March 2022	143	Short	(18,444,491)	(18,657,031)	(212,540)
U.S. 10-Year Ultra Treasury Note	March 2022	35	Short	(5,052,511)	(5,125,313)	(72,802)
U.S. Ultra Treasury Bond	March 2022	59	Short	(11,553,259)	(11,630,375)	(77,116)
Total Unrealized Depreciation on Open Futures Contracts						$(673,442)

See Notes to Financial Statements.	49

Schedule of Investments (continued)

December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$91,881,225	$–	$91,881,225
Common Stocks
Auto Components	–	446,063	–	446,063
Automobiles	4,494,545	1,988,703	–	6,483,248
Electric-Generation	–	20,720	–	20,720
Electronic Equipment, Instruments & Components	2,103,321	1,347,431	–	3,450,752
Information Technology Services	8,873,349	1,372,875	–	10,246,224
Marine	–	1,606,835	–	1,606,835
Miscellaneous Financials	–	432,814	–	432,814
Personal Products	–	3,424,271	–	3,424,271
Pharmaceuticals	–	1,384,300	–	1,384,300
Semiconductors & Semiconductor Equipment	12,767,395	1,654,028	–	14,421,423
Specialty Retail	6,285,952	–	349,517	6,635,469
Textiles, Apparel & Luxury Goods	–	2,133,358	–	2,133,358
Transportation Infrastructure	–	101,310	–	101,310
Remaining Industries	111,053,796	–	–	111,053,796
Convertible Bonds	–	5,234,320	–	5,234,320
Corporate Bonds
Mining	–	22,786,715	1	22,786,716
Savings & Loans	–	–	125	125
Remaining Industries	–	795,838,122	–	795,838,122
Floating Rate Loans
Electric: Generation	–	2,644,710	142,003	2,786,713
Personal & Household Products	–	4,821	10,375	15,196
Remaining Industries	–	77,439,879	–	77,439,879
Less Unfunded Commitments	–	(82,773)	–	(82,773)
Foreign Government Obligations	–	30,390,650	–	30,390,650
Municipal Bonds	–	32,605,578	–	32,605,578
Non-Agency Commercial Mortgage-Backed Securities	–	84,273,043	–	84,273,043
Preferred Stocks	–	841,858	–	841,858
Short-Term Investments
Repurchase Agreements	–	9,699,003	–	9,699,003
Money Market Funds	2,269,226	–	–	2,269,226
Time Deposits	–	252,137	–	252,137
Total	$147,847,584	$1,169,721,996	$502,021	$1,318,071,601

50	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2021

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$137,055	$–	$137,055
Liabilities	–	(78,713)	–	(78,713)
Credit Default Swap Contracts
Assets	–	6,961	–	6,961
Liabilities	–	(289,724)	–	(289,724)
Forward Foreign Currency Exchange Contracts
Assets	–	32,372	–	32,372
Liabilities	–	(152,555)	–	(152,555)
Futures Contracts
Assets	17,020	–	–	17,020
Liabilities	(673,442)	–	–	(673,442)
Total	$(656,422)	$(344,604)	$–	$(1,001,026)

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	51

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value including $2,447,403 of securities loaned (cost $1,274,276,137)	$1,318,071,601
Cash	1,661,510
Deposits with brokers for futures collateral	622,475
Deposits with brokers for forwards and swaps collateral	1,658,839
Receivables:
Interest and dividends	12,245,379
Investment securities sold	10,514,784
Capital shares sold	1,191,096
Securities lending income receivable	1,624
Unrealized appreciation on forward foreign currency exchange contracts	32,372
Credit default swap agreements receivable, at fair value (including upfront payments of $5,009)	6,961
Prepaid expenses and other assets	16,805
Total assets	1,346,023,446
LIABILITIES:
Payables:
Investment securities purchased	9,456,332
Payable for collateral due to broker for securities lending	2,521,363
Transfer agent fees	998,393
Capital shares reacquired	593,288
Management fee	523,981
Directors’ fees	171,406
Variation margin for futures contracts	111,585
Fund administration	44,689
Variation margin for centrally cleared credit default swap agreements	3,153
Credit default swap agreements payable, at fair value (including upfront payments of $363,882)	289,724
Unrealized depreciation on forward foreign currency exchange contracts	152,555
Unrealized depreciation on unfunded commitments	783
Accrued expenses	236,286
Total liabilities	15,103,538
Commitments and contingent liabilities
NET ASSETS	$1,330,919,908
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,286,719,684
Total distributable earnings (loss)	44,200,224
Net Assets	$1,330,919,908
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	108,251,066
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.29

52	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $34,923)	$1,726,906
Securities lending net income	128,042
Interest and other	48,748,274
Total investment income	50,603,222
Expenses:
Management fee	5,941,987
Non 12b-1 service fees	3,165,206
Shareholder servicing	1,327,600
Fund administration	505,954
Reports to shareholders	74,313
Professional	68,207
Custody	66,084
Directors’ fees	54,706
Other	90,317
Gross expenses	11,294,374
Expense reductions (See Note 9)	(1,136)
Fees waived and expenses reimbursed (See Note 3)	(66,084)
Net expenses	11,227,154
Net investment income	39,376,068
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	53,779,379
Net realized gain (loss) on futures contracts	8,618,028
Net realized gain (loss) on forward foreign currency exchange contracts	1,760,755
Net realized gain (loss) on swap contracts	(2,153,301)
Net realized gain (loss) on foreign currency related transactions	(119,106)
Net change in unrealized appreciation/depreciation on investments	(61,104,697)
Net change in unrealized appreciation/depreciation on futures contracts	(1,518,585)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	70,531
Net change in unrealized appreciation/depreciation on swap contracts	711,953
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(7,561)
Net change in unrealized appreciation/depreciation on unfunded commitments	(783)
Net realized and unrealized gain (loss)	36,613
Net Increase in Net Assets Resulting From Operations	$39,412,681

See Notes to Financial Statements.	53

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$39,376,068	$40,770,238
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	61,885,755	(14,654,877)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(61,849,142)	46,906,007
Net increase in net assets resulting from operations	39,412,681	73,021,368
Distributions to shareholders:	(61,516,780)	(42,673,172)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	200,310,546	103,786,766
Reinvestment of distributions	61,516,780	42,674,055
Cost of shares reacquired	(85,061,912)	(187,993,834)
Net increase (decrease) in net assets resulting
from capital share transactions	176,765,414	(41,533,013)
Net increase (decrease) in net assets	154,661,315	(11,184,817)
NET ASSETS:
Beginning of year	$1,176,258,593	$1,187,443,410
End of year	$1,330,919,908	$1,176,258,593

54	See Notes to Financial Statements.

This page is intentionally left blank.

55

Financial Highlights

			Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2021	$12.48	$0.40	$0.01	$0.41	$(0.39)	$(0.21)	$(0.60)
12/31/2020	12.08	0.44	0.43	0.87	(0.47)	–	(0.47)
12/31/2019	11.08	0.46	1.02	1.48	(0.48)	–	(0.48)
12/31/2018	12.38	0.49	(0.99)	(0.50)	(0.53)	(0.27)	(0.80)
12/31/2017	11.94	0.52	0.58	1.10	(0.53)	(0.13)	(0.66)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

56	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total Expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$12.29	3.28	0.89	0.89	3.11	$1,330,920	96
12.48	7.30	0.91	0.91	3.65	1,176,259	96
12.08	13.35	0.92	0.92	3.84	1,187,443	232
11.08	(4.02)	0.92	0.93	4.04	1,077,305	153
12.38	9.21	0.90	0.92	4.13	1,173,221	121

See Notes to Financial Statements.	57

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

58

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

59

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the

60

Notes to Financial Statements (continued)

referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the

61

Notes to Financial Statements (continued)

Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	TBA Sale Commitments–The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(m)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(n)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

62

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2021, the Fund had the following unfunded loan commitments:

				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan	$83,556	$82,773	$83,556	$(783)

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

63

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2021, the management fee is based on the Fund’s average daily net assets at the following annual rate of:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2021, the effective management fee, net of any applicable waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $66,084 of fund administration fees during the fiscal year ended December 31, 2021.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 were as follows:

	Year Ended	Year Ended
	12/31/2021	12/31/2020
Distributions paid from:
Ordinary income	$61,516,780	$42,673,172
Total distributions paid	$61,516,780	$42,673,172

64

Notes to Financial Statements (continued)

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$3,855,990
Total undistributed earnings	$3,855,990
Temporary differences	(171,405)
Unrealized gains - net	40,515,639
Total accumulated gains – net	$44,200,224

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,276,911,713
Gross unrealized gain	56,399,483
Gross unrealized loss	(15,882,531)
Net unrealized security gain	$40,516,952

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, premium amortization and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$9,380,000	$1,348,331,197	$–	$1,205,737,020

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trades purchases of $1,915,386 and sales of $3,210,248 which resulted in a net realized gain of $153,610.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2021 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

65

Notes to Financial Statements (continued)

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2021 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2021 (as described in Note 2(i)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

		Foreign
	Interest Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$137,055
Credit Default Swap Contracts(2)	–	–	$6,961
Forward Foreign Currency Exchange Contracts(3)	–	$32,372	–
Futures Contracts(4)	$17,020	–	–
Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$78,713
Credit Default Swap Contracts(2)	–	–	$289,724
Forward Foreign Currency Exchange Contracts(5)	–	$152,555	–
Futures Contracts(4)	$673,442	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Credit default swap agreements receivable/payable, at fair value.
(3)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(4)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(5)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

66

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2021, were as follows:

		Inflation
		Linked/
		Interest	Foreign
	Equity	Rate	Currency	Credit
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	–	$(2,153,301)
Forward Foreign Currency Exchange Contracts(2)	–	–	$1,760,755	–
Futures Contracts(3)	$(704,581)	$9,322,609	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	–	$711,953
Forward Foreign Currency Exchange Contracts(5)	–	–	$70,531	–
Futures Contracts(6)	–	$(1,518,585)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(7)	–	–	–	100,330,162
Forward Foreign Currency Exchange Contracts(8)	–	–	$26,074,028	–
Futures Contracts(7)	18	2,781	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2021.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents number of contracts.
(8)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

67

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Credit Default Swap Contracts	$6,961	$–	$6,961
Forward Foreign Currency Exchange Contracts	32,372	–	32,372
Repurchase Agreements	9,699,003	–	9,699,003
Total	$9,738,336	$–	$9,738,336

	Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets	Financial	Collateral	Collateral	Net
Counterparty	and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Citibank	$6,961	$(6,961)	$–	$–	$–
Morgan Stanley	17,400	(17,400)	–	–	–
Standard Chartered Bank	14,972	–	–	–	14,972
Fixed Income Clearing Corp.	9,699,003	–	–	(9,699,003)	–
Total	$9,738,336	$(24,361)	$–	$(9,699,003)	$14,972

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$289,724	$–	$289,724
Forward Foreign Currency Exchange Contracts	152,555	–	152,555
Total	$442,279	$–	$442,279

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Citibank	$120,498	$(6,961)	$–	$–	$113,537
Credit Agricole	6,458	–	–	–	6,458
Goldman Sachs	90,161	–	–	–	90,161
Morgan Stanley	210,213	(17,400)	–	–	192,813
State Street Bank and Trust	14,949	–	–	–	14,949
Total	$442,279	$(24,361)	$–	$–	$417,918

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2021.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must

68

Notes to Financial Statements (continued)

defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

69

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value
of Securities	Collateral
Loaned	Received(1)
$2,447,403	$2,521,363

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to

70

Notes to Financial Statements (continued)

greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The asset backed securities and mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general, changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate

71

Notes to Financial Statements (continued)

exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

72

Notes to Financial Statements (concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Shares sold	15,670,960	8,580,287
Reinvestment of distributions	5,017,682	3,427,637
Shares reacquired	(6,664,914)	(16,063,885)
Increase (decrease)	14,023,728	(4,055,961)

73

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bond-Debenture Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

74

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

75

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

76

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

78

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord

79

Approval of Advisory Contract (continued)

Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative

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Approval of Advisory Contract (concluded)

services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

81

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 3% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $21,284,765 represent short-term capital gains.

82

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Bond-Debenture Portfolio	LASFBD-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Developing Growth Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned -2.75%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 2.83% over the same period.

The twelve-month period ending December 31, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite Index3 returned 28.71% and

22.18%, respectively. Large cap stocks4 outperformed small cap stocks5 (26.45% vs. 14.82%), while growth6 narrowly outperformed value7 (25.85% vs. 25.37%).

To start the new year, various factors impacted markets, although optimism surrounding stimulus and vaccines remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices reaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies reported earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, which was, however, below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional uncertainty to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These concerns culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market recovered in the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 11.03% and 8.45%, respectively. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close – including the emergence of the Omicron variant of COVID-19. U.S. market activity throughout the first two months of the quarter was relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave. However, the World Health Organization designated the Omicron mutation as a “variant of concern,” particularly due to its increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Center for Disease Control eased its quarantine guidance to help people “safely continue their daily lives.”

Stock selection within the biotechnology sector was a primary detractor from relative performance during the period. Due to increased uncertainty from global supply chain issues, inflationary concerns, and the Delta variant, among other factors, investors overwhelmingly favored larger, cash-rich companies generating high levels of current profits. As a result, stocks of smaller biotechnology companies mostly struggled, because they generally lack strong earnings and revenue growth while their drugs and therapies are still in the developmental stage. Specifically, the portfolio’s positions in BridgeBio Pharma, Inc., TG Therapeutics, Inc., and Protagonist Therapeutics, Inc. were among the largest detractors from performance. The Fund has since exited its positions in all 3 stocks.

The portfolio’s position in Cardlytics, Inc., a developer of marketing solutions, was also a notable detractor from performance. Shares of the company fell sharply in August after the company reported softer than expected second quarter results. Management also adjusted forward guidance lower amid a slower than expected pace of advertising recovery and continued pandemic-related headwinds. The Fund exited its position in Cardlytics following the report.

Conversely, security selection within medical devices and healthcare equipment were primary contributors to relative performance during the period, as more people have been able to get elective procedures compared 2020, when there were pandemic-induced lockdowns throughout the year. The portfolio’s position in Shockwave Medical, Inc., a medical device company focused on cardiovascular disease treatments, was a primary contributor to relative performance. Shockwave reported a string of strong earnings over the period, with revenue growth and forward estimates consistently above market consensus estimates. Looking ahead, we believe elective procedures are expected to continue to recover and the company’s new product in the U.S. (the C2 Coronary

Catheter) could provide a boost to guidance in 2022. We first initiated the Fund’s position in Shockwave in March 2019 and still maintain conviction in the stock today.

The portfolio’s position in Calix, Inc., a provider of cloud and software platforms, was also a notable contributor to relative performance over the period and, as of the date of this report, is the portfolio’s largest active overweight. We believe Calix is enjoying strong demand trends, as service providers continue to compete with each other on the quality of their internet speeds and bandwidth sizes and seek to grow their offerings to new areas, such as streaming services, remote work, and remote learning.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

2  As represented by the S&P 500 Index as of 12/31/21.

3  As represented by the Nasdaq Composite as of 12/31/21.

4  As represented by the Russell 1000 Index as of 12/31/21.

5  As represented by the Russell 2000 Index as of 12/31/21.

6  As represented by the Russell 3000 Growth Index as of 12/31/21.

7  As represented by the Russell 3000 Value Index as of 12/31/21.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class VC	-2.75%	24.69%	17.25%

[1]	Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class VC
Actual	$1,000.00	$ 928.80	$5.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Communication Services	2.95%
Consumer Discretionary	15.17%
Consumer Staples	2.11%
Financials	8.33%
Health Care	21.59%
Industrials	13.93%
Information Technology	29.12%
Materials	4.01%
Repurchase Agreements	1.52%
Money Market Funds(a)	1.14%
Time Deposits(a)	0.13%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 98.46%

COMMON STOCKS 98.46%

Aerospace & Defense 1.54%
Axon Enterprise, Inc.*	11,479	$1,802

Auto Components 1.29%
Fox Factory Holding Corp.*	8,861	1,507

Banks 4.70%
Customers Bancorp, Inc.*	24,053	1,572
Glacier Bancorp, Inc.	10,631	603
Silvergate Capital Corp. Class A*	11,635	1,724
Western Alliance Bancorp	14,897	1,604
Total		5,503

Beverages 0.56%
Duckhorn Portfolio, Inc. (The)*	28,067	655

Biotechnology 11.18%
Arena Pharmaceuticals, Inc.*	10,118	940
Biohaven Pharmaceutical Holding Co. Ltd.*	6,250	861
Blueprint Medicines Corp.*	12,518	1,341
Cerevel Therapeutics Holdings, Inc.*	16,234	526
Cytokinetics, Inc.*	18,584	847
Intellia Therapeutics, Inc.*	12,647	1,495
Karuna Therapeutics, Inc.*	2,877	377
Krystal Biotech, Inc.*	21,294	1,490
Mirati Therapeutics, Inc.*	8,690	1,275
Natera, Inc.*	10,327	965
Rocket Pharmaceuticals, Inc.*	17,610	384
Sarepta Therapeutics, Inc.*	6,494	585
SpringWorks Therapeutics, Inc.*	7,080	439
Ultragenyx Pharmaceutical, Inc.*	7,075	595
Xenon Pharmaceuticals, Inc. (Canada)*(a)	30,659	958
Total		13,078
Investments	Shares	Fair Value (000)
Building Products 2.51%
AZEK Co., Inc. (The)*	25,319	$1,171
Trex Co., Inc.*	13,107	1,770
Total		2,941

Capital Markets 2.55%
Evercore, Inc. Class A	12,853	1,746
Piper Sandler Cos.	6,909	1,233
Total		2,979

Chemicals 2.88%
Balchem Corp.	8,861	1,494
Livent Corp.*	76,921	1,875
Total		3,369

Communications Equipment 3.06%
Calix, Inc.*	44,778	3,581

Construction & Engineering 1.25%
Ameresco, Inc. Class A*	10,502	855
Comfort Systems USA, Inc.	6,148	609
Total		1,464

Construction Materials 1.18%
Eagle Materials, Inc.	8,295	1,381

Diversified Consumer Services 0.25%
Duolingo, Inc.*(b)	2,785	295

Electronic Equipment, Instruments & Components 1.36%
Littelfuse, Inc.	5,063	1,593

Energy Equipment & Services 0.24%
MELI Kaszek Pioneer Corp. Class A*	24,838	287

Health Care Equipment & Supplies 6.24%
Axonics, Inc.*	27,897	1,562
Figs, Inc. Class A*(b)	11,143	307
Inmode Ltd. (Israel)*(a)	24,764	1,748
Shockwave Medical, Inc.*	11,589	2,067
Tandem Diabetes Care, Inc.*	10,715	1,613
Total		7,297

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares	Fair Value (000)
Health Care Technology 2.19%
Inspire Medical Systems, Inc.*	8,335	$1,917
Phreesia, Inc.*	15,476	645
Total		2,562

Hotels, Restaurants & Leisure 3.02%
Marriott Vacations
Worldwide Corp.	3,607	610
Papa John’s International, Inc.	13,111	1,750
Planet Fitness, Inc. Class A*	12,081	1,094
Sweetgreen, Inc. Class A*(b)	2,326	74
Total		3,528

Household Durables 3.31%
LGI Homes, Inc.*	4,870	752
Sonos, Inc.*	30,991	924
Tempur Sealy International, Inc.	46,607	2,192
Total		3,868

Information Technology Services 6.09%
DigitalOcean Holdings, Inc.*	15,058	1,210
Endava plc ADR*	16,606	2,788
Flywire Corp.*	13,672	520
Globant SA (Uruguay)*(a)	5,848	1,837
TaskUS, Inc. Class A*	14,291	771
Total		7,126

Insurance 0.93%
Goosehead Insurance, Inc. Class A	4,513	587
Trupanion, Inc.*	3,843	507
Total		1,094

Interactive Media & Services 1.30%
ZipRecruiter, Inc. Class A*	61,010	1,522

Leisure Products 2.06%
Callaway Golf Co.*	40,520	1,112
YETI Holdings, Inc.*	15,702	1,300
Total		2,412
Investments	Shares	Fair Value (000)
Life Sciences Tools & Services 0.64%
Codexis, Inc.*	23,918	$748

Machinery 5.41%
Chart Industries, Inc.*	11,400	1,818
Evoqua Water Technologies Corp.*	39,954	1,868
Kornit Digital Ltd. (Israel)*(a)	11,341	1,727
RBC Bearings, Inc.*	4,525	914
Total		6,327

Media 1.69%
Integral Ad Science Holding Corp.*	52,861	1,174
PubMatic, Inc. Class A*	23,432	798
Total		1,972

Personal Products 1.58%
Beauty Health Co. (The)*	49,878	1,205
Inter Parfums, Inc.	5,992	641
Total		1,846

Pharmaceuticals 1.62%
Intra-Cellular Therapies, Inc.*	36,325	1,901

Professional Services 1.15%
ICF International, Inc.	1,342	138
Insperity, Inc.	10,199	1,204
Total		1,342

Road & Rail 1.06%
Saia, Inc.*	3,667	1,236

Semiconductors & Semiconductor Equipment 12.85%
Ambarella, Inc.*	10,985	2,229
CEVA, Inc.*	13,382	579
Diodes, Inc.*	24,192	2,656
MKS Instruments, Inc.	6,585	1,147
Rambus, Inc.*	21,570	634
Semtech Corp.*	29,081	2,586
Silicon Motion Technology Corp. ADR	18,334	1,742
SiTime Corp.*	7,382	2,160
Synaptics, Inc.*	4,488	1,299
Total		15,032

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2021

Investments	Shares	Fair Value (000)
Software 6.14%
Asana, Inc. Class A*	6,492	$484
Clear Secure, Inc. Class A*	9,604	301
CyberArk Software Ltd. (Israel)*(a)	6,165	1,068
Jamf Holding Corp.*	24,445	929
Rapid7, Inc.*	18,065	2,126
Sprinklr, Inc. Class A*	22,104	351
Sprout Social, Inc. Class A*	18,381	1,667
UserTesting, Inc.*	30,031	253
Total		7,179

Specialty Retail 2.43%
Boot Barn Holdings, Inc.*	10,145	1,249
RH*	1,500	804
Warby Parker, Inc. Class A*(b)	17,039	793
Total		2,846

Textiles, Apparel & Luxury Goods 3.01%
Canada Goose Holdings, Inc. (Canada)*(a)	20,108	745
Crocs, Inc.*	21,654	2,777
Total		3,522

Trading Companies & Distributors 1.19%
Rush Enterprises, Inc. Class A	25,096	1,396
Total Common Stocks (cost $96,513,316)		115,191
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 2.83%

Repurchase Agreements 1.54%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $1,841,200 of U.S. Treasury Note at 1.375% due 10/31/2028; value: $1,838,849; proceeds: $1,802,724 (cost $1,802,724)	$1,803	$1,803

	Shares

Money Market Funds 1.16%
Fidelity Government Portfolio(c) (cost $1,354,998)	1,354,998	1,355

Time Deposits 0.13%
CitiBank N.A.(c) (cost $150,556)	150,556	151
Total Short-Term Investments (cost $3,308,278)		3,309
Total Investments in Securities 101.29% (cost $99,821,594)		118,500
Other Assets and Liabilities – Net (1.29)%		(1,510)
Net Assets 100.00%		$116,990

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$115,191	$–	$–	$115,191
Short-Term Investments
Repurchase Agreements	–	1,803	–	1,803
Money Market Funds	1,355	–	–	1,355
Time Deposits	–	151	–	151
Total	$116,546	$1,954	$–	$118,500

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value including $1,440,286 of securities loaned (cost $99,821,594)	$118,500,096
Receivables:
Capital shares sold	317,755
From advisor (See Note 3)	15,276
Dividends	11,409
Securities lending income receivable	743
Prepaid expenses	3,110
Total assets	118,848,389
LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	1,505,554
Transfer agent fees	115,822
Investment securities purchased	74,133
Management fee	68,145
Capital shares reacquired	22,459
Directors’ fees	9,231
Fund administration	3,776
Accrued expenses	59,431
Total liabilities	1,858,551
Commitments and contingent liabilities
NET ASSETS	$116,989,838
COMPOSITION OF NET ASSETS:
Paid-in capital	$102,063,228
Total distributable earnings (loss)	14,926,610
Net Assets	$116,989,838
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,380,681
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$34.61

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends	$188,732
Securities lending net income	35,345
Total investment income	224,077
Expenses:
Management fee	928,454
Non 12b-1 service fees	339,879
Shareholder servicing	143,293
Fund administration	54,300
Professional	42,372
Custody	19,089
Reports to shareholders	11,217
Directors’ fees	5,776
Interest paid from Interfund Lending (See Note 10)	200
Other	15,747
Gross expenses	1,560,327
Expense reductions (See Note 8)	(123)
Fees waived and expenses reimbursed (See Note 3)	(148,209)
Net expenses	1,411,995
Net investment loss	(1,187,918)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	23,624,611
Net change in unrealized appreciation/depreciation on investments	(27,374,033)
Net realized and unrealized gain (loss)	(3,749,422)
Net Decrease in Net Assets Resulting From Operations	$(4,937,340)

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment loss	$(1,187,918)	$(737,089)
Net realized gain on investments	23,624,611	16,489,958
Net change in unrealized appreciation/depreciation on investments	(27,374,033)	37,084,957
Net increase (decrease) in net assets resulting from operations	(4,937,340)	52,837,826
Distributions to shareholders:	(29,485,936)	(12,091,054)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	40,754,167	39,959,277
Reinvestment of distributions	29,485,936	12,091,054
Cost of shares reacquired	(56,127,426)	(34,871,025)
Net increase in net assets resulting from capital share transactions	14,112,677	17,179,306
Net increase (decrease) in net assets	(20,310,599)	57,926,078
NET ASSETS:
Beginning of year	$137,300,437	$79,374,359
End of year	$116,989,838	$137,300,437

14	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2021	$47.18	$(0.42)	$(0.93)	$(1.35)	$(11.22)	$34.61
12/31/2020	29.88	(0.30)	22.17	21.87	(4.57)	47.18
12/31/2019	24.97	(0.27)	8.23	7.96	(3.05)	29.88
12/31/2018	28.18	(0.21)	1.41	1.20	(4.41)	24.97
12/31/2017	21.69	(0.13)	6.62	6.49	–	28.18

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
(2.75)	1.04	1.15	(0.87)	$116,990	121
72.60	1.04	1.24	(0.84)	137,300	113
31.77	1.01	1.27	(0.86)	79,374	106
4.88	0.94	1.31	(0.63)	54,749	112
29.92	0.90	1.38	(0.52)	39,658	103

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies. The Fund generally is not available for purchase by new investors, existing shareholders may continue to purchase Fund shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity,

18

Notes to Financial Statements (continued)

reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase

19

Notes to Financial Statements (continued)

agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

20

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2021, the effective management fee, net of waivers, was at an annualized rate of .59% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $19,089 of fund administration fees during the fiscal year ended December 31, 2021.

For the fiscal year ended December 31, 2021 and continuing through April 30, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.04%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$2,393,402	$3,908,964
Net long-term capital gains	27,092,534	8,182,090
Total distributions paid	$29,485,936	$12,091,054

21

Notes to Financial Statements (continued)

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Temporary differences	(3,184,514)
Unrealized gains - net	18,111,124
Total accumulated gains – net	$14,926,610

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary and post-October losses of $17,305 and $3,157,978, respectively, during the fiscal year ended December 31, 2021.

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$100,388,972
Gross unrealized gain	23,223,534
Gross unrealized loss	(5,112,410)
Net unrealized security gain	$18,111,124

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for fiscal year ended December 31, 2021 were as follows:

Purchases	Sales
$159,760,901	$176,194,531

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2021.

The Company is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Company engaged in cross trade purchases of $362,108 and sales of $1,179,022, which resulted in net realized gains of $552,077.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

22

Notes to Financial Statements (continued)

financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,802,724	$–	$1,802,724
Total	$1,802,724	$–	$1,802,724

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,802,724	$–	$–	$(1,802,724)	$–
Total	$1,802,724	$–	$–	$(1,802,724)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if

23

Notes to Financial Statements (continued)

Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the year ended December 31, 2021, the Fund participated as borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense were as follows:

Average Amount Borrowed	Average Interest Rate	Interest Expense*
$13,398,000	0.55%	$200

*	Statement of Operations location: Interest paid from Interfund Lending.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

24

Notes to Financial Statements (continued)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$1,440,286	$1,505,554

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. The shares of small and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant

25

Notes to Financial Statements (concluded)

disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	821,205	1,073,758
Reinvestment of distributions	834,272	246,260
Shares reacquired	(1,184,978)	(1,066,174)
Increase	470,499	253,844

26

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Growth Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

27

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

28

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

29

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

31

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of an appropriate benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and an appropriate benchmark as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board further

32

Approval of Advisory Contract (continued)

considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoint in the level of the management fee, and the Fund’s expense limitation agreement. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

33

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

34

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 9% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $2,393,402 and $27,092,534, respectively, represent short-term capital gains and long-term capital gains.

35

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Developing Growth Portfolio	SFDG-PORT-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Dividend Growth Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Dividend Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Dividend Growth Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 25.62%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 28.71% over the same period.

The twelve-month period ending December 31, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index1 and the tech-heavy Nasdaq Composite Index2 returned 28.71% and 22.18%, respectively.

Large cap stocks3 outperformed small cap stocks4 (26.45% vs. 14.82%), while growth5 narrowly outperformed value6 (25.85% vs. 25.37%).

To start the new year, various factors impacted markets, although optimism surrounding stimulus and vaccines remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index

1

reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices reaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies reported earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, which was, however, below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional uncertainty to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These concerns culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market recovered in the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 11.03% and 8.45%, respectively. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close-including the emergence of the Omicron variant of COVID-19. U.S. market activity throughout the first two months of the quarter was relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave. However, the World Health Organization

2

designated the Omicron mutation as a “variant of concern,” particularly due to its increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Center for Disease Control eased its quarantine guidance to help people “safely continue their daily lives.”

Over the 12-month period ending December 31, 2021, security selection within communication services and industrials detracted most from the Fund’s relative performance. Within the communication services sector, Walt Disney Corporation, an American multinational entertainment and media conglomerate, detracted most from relative performance. In the fall, shares of Disney fell after operating income was well below consensus forecasts, driven primarily by higher-than-expected direct to consumer (DTC) losses. The company also announced that DTC costs were projected to surpass the previous guide and it now expects that peak losses will be in 2022 compared to the original forecast of in 2021. Additionally, the Fund’s allocation to Verizon Communications Inc., an American wireless network operator, detracted from relative performance. Shares lagged over the second half of the year as the company aggressively increased promotions. While these promotions helped increase subscribers, they also negatively impacted margins. Within the industrials sector, FedEx Corp., a transportation company, detracted most from relative performance. The company experienced a significant increase in costs during the second half of 2021. This was largely attributed to labor market disruptions, including a shortage of workers and higher labor costs.

Conversely, stock selection within health care and consumer discretionary contributed to the Fund’s relative performance during the period. Within the health care sector, the Fund’s allocation to West Pharmaceutical Services, Inc., a designer and manufacturer of injectable pharmaceutical packaging, contributed most to relative performance. Shares rose after the second quarter earnings report revealed that the company was able to successfully expand margins more than estimated. While we believe the company does continue to benefit from COVID-19 related demand, the other core business segments continued to grow, including the Biologics and Pharma segments, in which sales grew by double-digits. The Fund’s position in Danaher Corporation, a medical company that designs, manufactures, and markets professional, medical, industrial, and commercial products and services, also contributed to relative performance. Shares of the company rose after it announced that

3

it entered into a definitive agreement to acquire Aldevron, a manufacturer of high-quality plasmid DNA, mRNA, and proteins. The stock continued to rally after its strong second quarter earnings handily beat expectations due primarily to strength in its life sciences and diagnostics segments, which benefitted from COVID-19 tailwinds. Within the consumer discretionary sector, the Fund’s allocation to Lowe’s Companies, Inc., a home improvement retailer, contributed to relative performance. Shares rose throughout the period as the company was a beneficiary of a strong housing market, with solid turnover, increasing home prices, and low mortgage rates. The stock further rallied after a strong third quarter earnings report which beat expectations as home improvement demand continued to remain solid and comparable store sales benefitted from continued strength in average ticket size.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2 The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

3 As represented by the Russell 1000® Index as of 12/31/2021.

4 As represented by the Russell 2000® Index as of 12/31/2021.

5 As represented by the Russell 3000® Growth Index as of 12/31/2021.

6 As represented by the Russell 3000® Value Index as of 12/31/2021.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class VC	25.62%	15.79%	14.17%

[1]	Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class VC
Actual	$1,000.00	$1,120.60	$5.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Health Care	13.80%
Materials	5.05%
Financials	17.47%
Real Estate	2.48%
Information Technology	22.22%
Utilities	3.55%
Consumer Staples	5.75%
Communication Services	1.15%
Consumer Discretionary	12.22%
Industrials	12.05%
Energy	3.12%
Repurchase Agreements	1.14%
Total	100.0%

*	A sector may comprise several industries.
**	Represents a percent of total investments.

7

Schedule of Investments

December 31, 2021

Investments	Shares		Fair Value (000)
LONG-TERM INVESTMENTS 98.92%

COMMON STOCKS 98.92%

Aerospace & Defense 3.42%
Northrop Grumman Corp.		10,400	$4,026
Raytheon Technologies Corp.		40,716	3,504
Total			7,530

Banks 2.86%
JPMorgan Chase & Co.		39,700	6,287

Beverages 2.32%
Coca-Cola Co. (The)		86,268	5,108

Biotechnology 1.79%
AbbVie, Inc.		29,099	3,940

Capital Markets 9.73%
Ameriprise Financial, Inc.		16,100	4,857
BlackRock, Inc.		3,700	3,387
Moody’s Corp.		5,000	1,953
Morgan Stanley		58,900	5,782
Partners Group Holding AG(a)	CHF	751	1,240
S&P Global, Inc.		8,900	4,200
Total			21,419

Chemicals 1.92%
Air Products & Chemicals, Inc.		13,900	4,229

Construction Materials 1.27%
Vulcan Materials Co.		13,452	2,792

Consumer Finance 1.10%
American Express Co.		14,837	2,427

Containers & Packaging 1.31%
Avery Dennison Corp.		13,275	2,875

Distributors 1.49%
Pool Corp.		5,800	3,283
Investments	Shares	Fair Value (000)
Electric: Utilities 2.83%
NextEra Energy, Inc.	66,700	$6,227

Equity Real Estate Investment Trusts 2.48%
American Tower Corp.	18,700	5,470

Food & Staples Retailing 1.47%
Walmart, Inc.	22,380	3,238

Health Care Equipment & Supplies 2.08%
Abbott Laboratories	32,600	4,588

Health Care Providers & Services 2.69%
UnitedHealth Group, Inc.	11,800	5,925

Hotels, Restaurants & Leisure 2.16%
McDonald’s Corp.	11,874	3,183
Starbucks Corp.	13,524	1,582
Total		4,765

Industrial Conglomerates 1.93%
Honeywell International, Inc.	20,400	4,254

Information Technology Services 2.62%
Accenture plc Class A (Ireland)(b)	10,500	4,353
Jack Henry & Associates, Inc.	8,500	1,419
Total		5,772

Insurance 3.79%
American Financial Group, Inc./OH	25,500	3,502
Arthur J Gallagher & Co.	18,173	3,083
Chubb Ltd. (Switzerland)(b)	9,100	1,759
Total		8,344

Life Sciences Tools & Services 4.57%
Agilent Technologies, Inc.	15,700	2,507
Danaher Corp.	10,700	3,520
West Pharmaceutical Services, Inc.	8,600	4,033
Total		10,060

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares		Fair Value (000)
Machinery 4.45%
Dover Corp.		21,900	$3,977
Illinois Tool Works, Inc.		10,300	2,542
Parker-Hannifin Corp.		6,898	2,195
Stanley Black & Decker, Inc.		5,700	1,075
Total			9,789

Media 1.15%
Comcast Corp. Class A		50,400	2,537

Metals & Mining 0.55%
Reliance Steel & Aluminum Co.		7,500	1,217

Multi-Line Retail 1.35%
Dollar General Corp.		12,600	2,971

Multi-Utilities 0.73%
CMS Energy Corp.		24,600	1,600

Oil, Gas & Consumable Fuels 3.12%
Marathon Petroleum Corp.		54,900	3,513
TotalEnergies SE ADR		67,900	3,358
Total			6,871

Personal Products 1.97%
Estee Lauder Cos., Inc. (The) Class A		11,700	4,331

Pharmaceuticals 2.68%
Roche Holding AG(a)	CHF	6,084	2,524
Zoetis, Inc.		13,800	3,368
Total			5,892

Road & Rail 2.25%
Union Pacific Corp.		19,700	4,963

Semiconductors & Semiconductor Equipment 8.89%
Analog Devices, Inc.		22,600	3,972
KLA Corp.		5,300	2,280
Microchip Technology, Inc.		38,032	3,311
NVIDIA Corp.		16,500	4,853
Texas Instruments, Inc.		27,300	5,145
Total			19,561

Investments	Shares	Fair Value (000)
Software 8.94%
Intuit, Inc.	5,200	$3,345
Microsoft Corp.	48,600	16,345
Total		19,690

Specialty Retail 5.13%
Home Depot, Inc. (The)	8,400	3,486
Lowe’s Cos., Inc.	19,425	5,021
TJX Cos., Inc. (The)	36,700	2,786
Total		11,293

Technology Hardware, Storage & Peripherals 1.78%
Apple, Inc.	22,041	3,914

Textiles, Apparel & Luxury Goods 2.10%
NIKE, Inc. Class B	27,700	4,617
Total Common Stocks (cost $153,632,808)		217,779

	Principal Amount (000)
SHORT-TERM INVESTMENTS 1.14%

Repurchase Agreements 1.14%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $2,316,400 of U.S. Treasury Note at 2.875% due 8/15/2028; value: $2,556,456; proceeds: $2,506,253 (cost $2,506,253)	$2,506	2,506
Total Investments in Securities 100.06% (cost $156,139,061)		220,285
Other Assets and Liabilities – Net(c) (0.06)%		(135)
Net Assets 100.00%		$220,150

ADR	American Depositary Receipt.
CHF	Swiss Franc.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts as follows:

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2021

Open Futures Contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	March 2022	7	Long	$1,620,714	$1,665,475	$44,761

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$217,779	$–	$–	$217,779
Short-Term Investments
Repurchase Agreements	–	2,506	–	2,506
Total	$217,779	$2,506	$–	$220,285

Other Financial Instruments
Futures Contracts
Assets	$45	$–	$–	$45
Liabilities	–	–	–	–
Total	$45	$–	$–	$45

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value (cost $156,139,061)	$220,285,261
Deposits with brokers for futures collateral	80,500
Receivables:
Dividends	135,916
Capital shares sold	49,281
From advisor (See Note 3)	815
Prepaid expenses	4,720
Total assets	220,556,493
LIABILITIES:
Payables:
Transfer agent fees	155,608
Management fee	99,075
Capital shares reacquired	37,569
Directors’ fees	26,305
Fund administration	7,205
Variation margin for futures contracts	4,827
Accrued expenses	75,643
Total liabilities	406,232
Commitments and contingent liabilities
NET ASSETS	$220,150,261
COMPOSITION OF NET ASSETS:
Paid-in capital	$152,514,295
Total distributable earnings (loss)	67,635,966
Net Assets	$220,150,261
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	10,859,061
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$20.27

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $32,618)	$3,482,847
Securities lending net income	41
Total investment income	3,482,888
Expenses:
Management fee	1,101,643
Non 12b-1 service fees	501,725
Shareholder servicing	210,039
Fund administration	80,119
Professional	49,276
Custody	24,153
Reports to shareholders	18,957
Directors’ fees	8,648
Other	23,779
Gross expenses	2,018,339
Expense reductions (See Note 9)	(179)
Fees waived and expenses reimbursed (See Note 3)	(35,203)
Net expenses	1,982,957
Net investment income	1,499,931
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	21,618,046
Net realized gain (loss) on futures contracts	414,991
Net realized gain (loss) on foreign currency related transactions	58,688
Net change in unrealized appreciation/depreciation on investments	22,373,243
Net change in unrealized appreciation/depreciation on futures contracts	2,851
Net realized and unrealized gain (loss)	44,467,819
Net Increase in Net Assets Resulting From Operations	$45,967,750

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$1,499,931	$1,662,951
Net realized gain on investments, futures contracts and foreign currency related transactions	22,091,725	4,777,762
Net change in unrealized appreciation/depreciation on investments and futures contracts	22,376,094	14,527,850
Net increase in net assets resulting from operations	45,967,750	20,968,563
Distributions to shareholders:	(21,741,336)	(4,851,236)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	10,494,440	28,694,758
Reinvestment of distributions	21,741,336	4,851,236
Cost of shares reacquired	(25,109,418)	(43,593,901)
Net increase (decrease) in net assets resulting from capital share transactions	7,126,358	(10,047,907)
Net increase in net assets	31,352,772	6,069,420
NET ASSETS:
Beginning of year	$188,797,489	$182,728,069
End of year	$220,150,261	$188,797,489

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$17.93	$0.15	$4.38	$4.53	$(0.15)	$(2.04)	$(2.19)
12/31/2020	15.96	0.16	2.28	2.44	(0.16)	(0.31)	(0.47)
12/31/2019	13.48	0.24	3.31	3.55	(0.25)	(0.82)	(1.07)
12/31/2018	16.02	0.27	(1.03)	(0.76)	(0.30)	(1.48)	(1.78)
12/31/2017	14.47	0.26	2.49	2.75	(0.27)	(0.93)	(1.20)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$20.27	25.62	0.99	1.01	0.75	$220,150	44
17.93	15.42	0.99	1.02	1.01	188,797	64
15.96	26.45	0.96	1.10	1.58	182,728	61
13.48	(4.67)	0.88	1.22	1.68	140,639	58
16.02	19.12	0.85	1.21	1.71	192,222	58

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

16

Notes to Financial Statements (continued)

values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses forward foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

17

Notes to Financial Statements (continued)

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

18

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of:

First $2 billion	.55%
Over $2 billion	.49%

For the fiscal year ended December 31, 2021, the effective management fee, net of any applicable waivers, was at an annualized rate of 0.53% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $24,153 of fund administration fees during the fiscal year ended December 31, 2021.

For the fiscal year ended December 31, 2021 through April 30, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.99%. This agreement may be terminated only by the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are

19

Notes to Financial Statements (continued)

permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$2,828,756	$1,906,761
Net long-term capital gains	18,912,580	2,944,475
Total distributions paid	$21,741,336	$4,851,236

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net		$429,481
Undistributed long-term capital gains		$3,757,316
Total undistributed earnings		4,186,797
Temporary differences		(26,304)
Unrealized gains - net		63,475,473
Total accumulated gains - net		$67,635,966

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$156,854,549
Gross unrealized gain	64,182,054
Gross unrealized loss	(706,581)
Net unrealized security gain	$63,475,473

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

Purchases	Sales
$87,190,901	$99,893,058

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2021.

The Company is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trades purchases of $631,213 and sales of $65,906 which resulted in a net realized loss of $1,071.

20

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2021 (as described in Note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2021, the Fund had futures contracts with unrealized appreciation of $44,761, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $414,991 and $2,851 are included in the Statement of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the year was 8.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,506,253	$–	$2,506,253
Total	$2,506,253	$–	$2,506,253

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,506,253	$–	$–	$(2,506,253)	$–
Total	$2,506,253	$–	$–	$(2,506,253)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.

21

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the

22

Notes to Financial Statements (continued)

“Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market.

23

Notes to Financial Statements (concluded)

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

The Fund’s exposure to foreign companies and markets presents increased market, industry and sector, liquidity, currency, political and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	520,633	1,818,536
Reinvestment of distributions	1,090,634	282,668
Shares reacquired	(1,282,013)	(3,019,518)
Increase (decrease)	329,254	(918,314)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dividend Growth Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Dividend Growth Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

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Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

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Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

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Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of an appropriate benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and an appropriate benchmark as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and three-year periods, and was below the median of the performance peer group for the five- and ten-year periods. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord

30

Approval of Advisory Contract (continued)

Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, although the net total expense ratio of the Fund was above the median of the expense peer group, its advisory fee was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoint in the level of the management fee, and the Fund’s expense limitation agreement. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

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Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 99% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $1,376,652 and $18,912,580, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Dividend Growth Portfolio	SFCS-PORT-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Fundamental Equity Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 27.31%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 25.16% over the same period.

The twelve-month period ending December 31, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite Index3 returned 28.71% and 22.18%, respectively. Large cap stocks4 outperformed small cap stocks5 (26.45% vs. 14.82%), while growth6 narrowly outperformed value7 (25.85% vs. 25.37%).

To start the new year, various factors impacted markets, although optimism surrounding stimulus and vaccines remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

1

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices reaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies reported earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, which was, however, below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional uncertainty to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These concerns culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market recovered in the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 11.03% and 8.45%, respectively. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close – including the emergence of the Omicron variant of COVID-19. U.S. market activity throughout the first two months of the quarter was relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave. However, the World Health Organization designated the Omicron mutation as a “variant of concern,” particularly due to its

2

increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Center for Disease Control eased its quarantine guidance to help people “safely continue their daily lives.”

During the 12-month period ending December 31, 2021, the Fund’s position in Alphabet Inc., a multinational technology conglomerate, contributed the most to relative performance. Shares of Alphabet rose throughout the year but rallied after each of its quarterly earnings reports. As of the end of the third quarter, advertising revenue within its search and YouTube segments grew by 6% and 32% year-over-year, respectively. The Fund’s position in Blackstone, Inc. also contributed to relative performance. Shares of the investment management firm rose throughout the period as assets under management continued to grow to new records and investment performance remained robust. Shares also rallied after the company announced that it acquired a 9.9% equity stake in AIG’s Life and Retirement business to manage $50 billion of its existing investment portfolio. Lastly, the Fund’s allocation to United Health Group, Inc., a health care coverage provider, aided relative performance as shares of the company performed well during the second half of the year. Specifically, managed care companies continued to see strong performance in the fourth quarter as investors expected that medical cost trends would remain subdued as the pandemic continued to delay procedures. The company also reported that revenue grew by 11% for the quarter year-over-year and management raised fiscal year adjusted earnings per share (EPS) guidance in their third quarter earnings report.

Conversely, the largest detractor from relative performance during period was the Fund’s position in Medtronic Plc. Shares of the medical technology company fell during the fourth quarter after the company reported earnings in which revenue missed by 1.5%, but EPS topped, consensus estimates. Shares came under further pressure after the company received an FDA warning that the specific medical device quality system requirements at their Northridge facility were inadequate. Additionally, the Fund’s allocation to Zimmer Biomet Holdings, Inc., a musculoskeletal healthcare servicer, detracted from relative performance. Shares came under pressure after third quarter revenue fell short of expectations and management subsequently lowered fiscal year EPS and revenue growth guidance. Following weaker than expected execution, the Fund exited the position during the fourth quarter. Lastly, Citigroup Inc., a financial products and services

3

company, detracted from relative performance. Shares of the company came under pressure after it was announced that it expected charges to total $1.2 billion for the wind-down of its South Korea consumer banking business. Investors expect this will drag EPS by 4-6% during the next year. The stock faced further pressure after management stated that it had to pause share buybacks during the fourth quarter due to a new capital rule. The Fund exited the position in the fourth quarter due to rising competitive intensity within the credit card industry and concerns over the company’s continued regulatory issues.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4   As represented by the Russell 1000® Index as of 12/31/2021.

5   As represented by the Russell 2000® Index as of 12/31/2021.

6   As represented by the Russell 3000® Growth Index as of 12/31/2021.

7   As represented by the Russell 3000® Value Index as of 12/31/2021.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class VC	27.31%	10.24%	11.33%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/21 -
	7/1/21	12/31/21	12/31/21
Class VC
Actual	$1,000.00	$1,098.50	$5.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Communication Services	4.84%
Consumer Discretionary	7.04%
Consumer Staples	6.62%
Energy	5.66%
Financials	21.05%
Health Care	14.24%
Industrials	13.42%
Information Technology	13.69%
Materials	5.64%
Real Estate	4.26%
Utilities	2.59%
Repurchase Agreements	0.47%
Money Market Funds(a)	0.43%
Time Deposits(a)	0.05%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

7

Schedule of Investments

December 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.45%

COMMON STOCKS 99.45%

Aerospace & Defense 2.98%
Lockheed Martin Corp.	12,480	$4,436
Raytheon Technologies Corp.	57,740	4,969
Total		9,405

Automobiles 1.60%
General Motors Co.*	85,810	5,031

Banks 6.50%
CIT Group, Inc.	99,701	5,119
East West Bancorp, Inc.	60,480	4,758
Wells Fargo & Co.	116,700	5,599
Western Alliance Bancorp	46,410	4,996
Total		20,472

Biotechnology 1.62%
AbbVie, Inc.	37,810	5,119

Building Products 3.43%
Carlisle Cos., Inc.	14,230	3,531
Masco Corp.	58,960	4,140
Masonite International Corp.*	26,670	3,146
Total		10,817

Capital Markets 5.90%
Ameriprise Financial, Inc.	17,440	5,261
Blackstone Group, Inc. (The)	38,580	4,992
Evercore, Inc. Class A	21,540	2,926
Morgan Stanley	55,080	5,407
Total		18,586

Chemicals 3.92%
Avient Corp.	55,840	3,124
PPG Industries, Inc.	23,590	4,068
Valvoline, Inc.	138,750	5,174
Total		12,366

Communications Equipment 1.05%
Cisco Systems, Inc.	52,110	3,302
Investments	Shares	Fair Value (000)
Construction & Engineering 1.50%
EMCOR Group, Inc.	37,050	$4,720

Consumer Finance 1.32%
American Express Co.	25,340	4,146

Containers & Packaging 0.72%
Avery Dennison Corp.	10,510	2,276

Diversified Financial Services 1.52%
Equitable Holdings, Inc.	145,870	4,783

Electric: Utilities 2.60%
NextEra Energy, Inc.	44,430	4,148
NRG Energy, Inc.	93,950	4,047
Total		8,195

Electronic Equipment, Instruments & Components 0.98%
Teledyne Technologies, Inc.*	7,080	3,093

Equity Real Estate Investment Trusts 4.28%
Alexandria Real Estate Equities, Inc.	14,230	3,173
Host Hotels & Resorts, Inc.*	185,380	3,224
Life Storage, Inc.	21,540	3,299
Prologis, Inc.	22,450	3,780
Total		13,476

Food & Staples Retailing 1.65%
BJ’s Wholesale Club
Holdings, Inc.*	77,450	5,187

Health Care Providers & Services 5.43%
Tenet Healthcare Corp.*	59,800	4,885
UnitedHealth Group, Inc.	24,350	12,227
Total		17,112

Hotels, Restaurants & Leisure 2.58%
Caesars Entertainment, Inc.*	52,040	4,867
Domino’s Pizza, Inc.	5,790	3,268
Total		8,135

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares	Fair Value (000)
Household Products 3.90%
Procter & Gamble Co. (The)	50,820	$8,313
Spectrum Brands Holdings, Inc.	39,180	3,985
Total		12,298

Information Technology Services 1.48%
Euronet Worldwide, Inc.*	39,260	4,679

Insurance 5.91%
American International Group, Inc.	85,740	4,875
Arch Capital Group Ltd.*	94,710	4,210
Arthur J Gallagher & Co.	27,320	4,635
Fidelity National Financial, Inc.	93,800	4,895
Total		18,615

Interactive Media & Services 2.90%
Alphabet, Inc. Class A*	3,160	9,155

Life Sciences Tools & Services 1.63%
Thermo Fisher Scientific, Inc.	7,690	5,131

Machinery 2.47%
Crane Co.	46,656	4,746
Parker-Hannifin Corp.	9,520	3,029
Total		7,775

Media 1.95%
Comcast Corp. Class A	122,170	6,149

Metals & Mining 1.02%
Reliance Steel & Aluminum Co. 19,860		3,222

Oil, Gas & Consumable Fuels 5.68%
Chesapeake Energy Corp.	59,190	3,819
Marathon Petroleum Corp.	46,260	2,960
Pioneer Natural Resources Co.	30,060	5,467
Royal Dutch Shell plc Class A ADR	130,690	5,672
Total		17,918
Investments	Shares	Fair Value (000)
Personal Products 1.10%
BellRing Brands, Inc. Class A*(a)	121,940	$3,479

Pharmaceuticals 5.62%
Eli Lilly & Co.	18,570	5,129
Organon & Co.	210,560	6,412
Pfizer, Inc.	104,370	6,163
Total		17,704

Road & Rail 1.37%
Norfolk Southern Corp.	14,540	4,329

Semiconductors & Semiconductor Equipment 5.55%
Azenta, Inc.	43,670	4,503
KLA Corp.	7,920	3,406
Micron Technology, Inc.	36,080	3,361
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	22,600	2,719
Texas Instruments, Inc.	18,620	3,509
Total		17,498

Software 1.63%
Microsoft Corp.	15,250	5,129

Specialty Retail 2.89%
Lowe’s Cos., Inc.	19,860	5,134
Williams-Sonoma, Inc.	23,510	3,976
Total		9,110

Technology Hardware, Storage & Peripherals 3.05%
Apple, Inc.	26,330	4,675
NetApp, Inc.	53,830	4,952
Total		9,627

Trading Companies & Distributors 1.72%
AerCap Holdings NV (Ireland)*(b)	82,690	5,409
Total Common Stocks (cost $250,738,447)		313,448

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.95%

Repurchase Agreements 0.47%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $1,360,500 of U.S. Treasury Note at 2.875% due 08/15/2028; value: $1,501,493; proceeds: $1,471,986 (cost $1,471,986)	$1,472	$1,472
Investments	Shares	Fair Value (000)
Money Market Funds 0.43%
Fidelity Government Portfolio(c) (cost $1,369,368)	1,369,368	$1,369

Time Deposits 0.05%
CitiBank N.A.(c) (cost $152,154)	152,154	152
Total Short-Term Investments (cost $2,993,508)		2,993
Total Investments in Securities 100.40% (cost $253,731,955)		316,441
Other Assets and Liabilities – Net (0.40)%		(1,275)
Net Assets 100.00%		$315,166

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Foreign security traded in U.S. dollars.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Long-Term Investments
Common Stocks	$313,448	$–	$–	$313,448
Short-Term Investments
Repurchase Agreements	–	1,472	–	1,472
Money Market Funds	1,369	–	–	1,369
Time Deposits	–	152	–	152
Total	$314,817	$1,624	$–	$316,441

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value including $1,471,492 of securities loaned (cost $253,731,955)	$316,441,336
Receivables:
Investment securities sold	687,552
Dividends	188,055
Capital shares sold	39,802
From advisor (See Note 3)	22,218
Securities lending income receivable	135
Prepaid expenses and other assets	12,944
Total assets	317,392,042
LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	1,521,522
Transfer agent fees	196,646
Management fee	186,980
Investment securities purchased	85,805
Capital shares reacquired	84,237
Directors’ fees	50,586
Fund administration	10,461
Foreign currency overdraft (cost $5)	5
Accrued expenses	90,181
Total liabilities	2,226,423
Commitments and contingent liabilities
NET ASSETS	$315,165,619
COMPOSITION OF NET ASSETS:
Paid-in capital	$252,042,091
Total distributable earnings (loss)	63,123,528
Net Assets	$315,165,619
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	15,671,799
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$20.11

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $61,313)	$5,862,161
Securities lending net income	158
Total investment income	5,862,319
Expenses:
Management fee	2,243,992
Non 12b-1 service fees	786,798
Shareholder servicing	331,542
Fund administration	125,784
Custody	62,857
Professional	46,174
Reports to shareholders	43,796
Directors’ fees	13,544
Other	29,754
Gross expenses	3,684,241
Expense reductions (See Note 8)	(281)
Fees waived and expenses reimbursed (See Note 3)	(287,789)
Net expenses	3,396,171
Net investment income	2,466,148
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	45,134,050
Net realized gain (loss) on foreign currency related transactions	858
Net change in unrealized appreciation/depreciation on investments	28,290,359
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(823)
Net realized and unrealized gain (loss)	73,424,444
Net Increase in Net Assets Resulting From Operations	$75,890,592

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$2,466,148	$3,445,246
Net realized gain (loss) on investments and foreign currency related transactions	45,134,908	(25,464,777)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	28,289,536	8,964,267
Net increase (decrease) in net assets resulting from operations	75,890,592	(13,055,264)
Distributions to shareholders:	(15,232,278)	(3,762,431)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	3,372,455	162,730,221
Reinvestment of distributions	15,232,278	3,762,431
Cost of shares reacquired	(66,300,822)	(175,470,189)
Net decrease in net assets resulting from capital share transactions	(47,696,089)	(8,977,537)
Net increase (decrease) in net assets	12,962,225	(25,795,232)
NET ASSETS:
Beginning of year	$302,203,394	$327,998,626
End of year	$315,165,619	$302,203,394

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$16.61	$0.15	$4.36		$4.51	$(0.16)	$(0.85)	$(1.01)
12/31/2020	16.55	0.22	0.05	(c)	0.27	(0.19)	(0.02)	(0.21)
12/31/2019	14.13	0.21	2.84		3.05	(0.21)	(0.42)	(0.63)
12/31/2018	18.86	0.20	(1.78)		(1.58)	(0.28)	(2.87)	(3.15)
12/31/2017	18.30	0.19	2.10		2.29	(0.21)	(1.52)	(1.73)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$20.11	27.31	1.08	1.17	0.78	$315,166	76
16.61	1.77	1.08	1.19	1.48	302,203	130
16.55	21.51	1.11	1.19	1.35	327,999	124
14.13	(8.16)	1.18	1.19	1.09	207,728	117
18.86	12.57	1.15	1.19	1.01	388,799	106

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2021, the effective management fee, net of waivers, was at an annualized rate of .64% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $62,857 of fund administration fees during the fiscal year ended December 31, 2021.

18

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2021 and continuing through April 30, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 1.08%. This agreement may be terminated only by the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$13,393,132	$3,678,951
Net long-term capital gains	1,839,146	83,480
Total distributions paid	$15,232,278	$3,762,431

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains	$3,817,253
Total undistributed earnings	3,817,253
Temporary differences	(1,163,697)
Unrealized gains – net	60,469,972
Total accumulated gains – net	$63,123,528

19

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer $1,113,111 of post-October short-term capital losses during the fiscal year ended December 31, 2021.

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$255,970,541
Gross unrealized gain	62,101,098
Gross unrealized loss	(1,630,303)
Net unrealized security gain	$60,470,795

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

Purchases	Sales
$234,204,153	$294,723,511

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2021.

The Company is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trades purchases of $994,750 and sales of $2,044,416 which resulted in a net realized gain of $763,870.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,471,986	$–	$1,471,986
Total	$1,471,986	$–	$1,471,986

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,471,986	$–	$–	$(1,471,986)	$–
Total	$1,471,986	$–	$–	$(1,471,986)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

21

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

22

Notes to Financial Statements (continued)

As of December 31, 2021, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of
Securities Loaned	Collateral Received(1)
$1,471,492	$1,521,522

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks, especially over the short term. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

23

Notes to Financial Statements (concluded)

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	174,831	10,998,370
Reinvestment of distributions	773,212	233,798
Shares reacquired	(3,473,784)	(12,858,749)
Decrease	(2,525,741)	(1,626,581)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board took

30

Approval of Advisory Contract (continued)

into account changes to the Fund’s portfolio management team. The Board also took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, the expense levels of the Fund’s expense peer group and the nature of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was above the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee, and the Fund’s expense limitation agreement. Based on these

31

Approval of Advisory Contract (concluded)

considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 39% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $10,952,744 and $1,839,146, respectively, represent short-term and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund – Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth and Income Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 29.02%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 25.16% over the same period.

The twelve-month period ending December 31, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite Index3 returned 28.71% and 22.18%, respectively. Large cap stocks4 outperformed small cap stocks5 (26.45% vs. 14.82%), while growth6 narrowly outperformed value7 (25.85% vs. 25.37%).

To start the new year, various factors impacted markets, although optimism surrounding stimulus and vaccines remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index

1

reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices reaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies reported earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, which was, however, below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional uncertainty to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These concerns culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market recovered in the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 11.03% and 8.45%, respectively. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close – including the emergence of the Omicron variant of COVID-19. U.S. market activity throughout the first two months of the quarter was relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave. However, the World Health Organization designated the Omicron mutation as a

2

“variant of concern,” particularly due to its increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Center for Disease Control eased its quarantine guidance to help people “safely continue their daily lives.”

During the 12-month period ending December 31, 2021, the Fund’s position in Alphabet Inc., a multinational technology conglomerate, contributed the most to relative performance. Shares of Alphabet rose throughout the year but rallied after each of its quarterly earnings reports. As of the end of the third quarter, advertising revenue within its search and YouTube segments grew by 6% and 32% year-over-year, respectively. The Fund’s position in Blackstone, Inc. also contributed to relative performance. Shares of the investment management firm rose throughout the period as assets under management continued to grow to new records and investment performance remained robust. Shares also rallied after the company announced that it acquired a 9.9% equity stake in AIG’s Life and Retirement business to manage $50 billion of its existing investment portfolio. Lastly, the Fund’s allocation to United Health Group, Inc., a health care coverage provider, aided relative performance as shares of the company performed well during the second half of the year. Specifically, managed care companies continued to see strong performance in the fourth quarter as investors expected that medical cost trends would remain subdued as the pandemic continued to delay procedures. The company also reported that revenue grew by 11% for the quarter year-over-year and management raised fiscal year adjusted earnings per share (EPS) guidance in their third quarter earnings report.

Conversely, the largest detractor from relative performance during period was the Fund’s position in Medtronic Plc. Shares of the medical technology company fell during the fourth quarter after the company reported earnings in which revenue missed by 1.5% but EPS topped consensus estimates. Shares came under further pressure after the company received an FDA warning that the specific medical device quality system requirements at their Northridge facility were inadequate. Additionally, Citigroup Inc., a financial products and services company, detracted from relative performance. Shares of the company came under pressure after it was announced that it expected charges to total $1.2 billion for the wind-down of its South Korea consumer banking business. Investors expect this to drag EPS by 4-6% during the next year. The stock faced further pressure after management stated that it had to pause share buybacks during the fourth

3

quarter due to a new capital rule. The Fund exited the position in the fourth quarter due to rising competitive intensity within the credit card industry and concerns over the company’s continued regulatory issues. Lastly, the Fund’s allocation to Zimmer Biomet Holdings, Inc., a musculoskeletal healthcare servicer, detracted from relative performance. Shares came under pressure after third quarter revenue fell short of expectations and management subsequently lowered fiscal year EPS and revenue growth guidance. Following weaker-than-expected execution, the Fund exited the position during the fourth quarter.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3  The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4  As represented by the Russell 1000® Index as of 12/31/2021.

5  As represented by the Russell 2000® Index as of 12/31/2021.

6  As represented by the Russell 3000® Growth Index as of 12/31/2021.

7  As represented by the Russell 3000® Value Index as of 12/31/2021.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class VC	29.02%	11.07%	12.17%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class VC
Actual	$1,000.00	$1,112.00	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Communication Services	5.10%
Consumer Discretionary	6.70%
Consumer Staples	6.50%
Energy	6.20%
Financials	21.06%
Health Care	15.99%
Industrials	12.54%
Information Technology	13.27%
Materials	5.13%
Real Estate	4.45%
Utilities	2.65%
Repurchase Agreements	0.41%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 100.88%

COMMON STOCKS 100.88%

Aerospace & Defense 3.54%
Lockheed Martin Corp.	26,080	$9,269
Raytheon Technologies Corp.	143,680	12,365
Total		21,634

Automobiles 2.13%
General Motors Co.*	222,140	13,024

Banks 6.92%
CIT Group, Inc.	205,094	10,529
East West Bancorp, Inc.	127,310	10,017
Wells Fargo & Co.	249,250	11,959
Western Alliance Bancorp	90,800	9,775
Total		42,280

Beverages 1.34%
PepsiCo, Inc.	47,020	8,168

Biotechnology 1.65%
AbbVie, Inc.	74,610	10,102

Building Products 3.32%
Carlisle Cos., Inc.	41,630	10,329
Masco Corp.	141,820	9,959
Total		20,288

Capital Markets 5.39%
Ameriprise Financial, Inc.	39,050	11,780
Blackstone Group, Inc. (The)	77,470	10,024
Morgan Stanley	113,240	11,115
Total		32,919

Chemicals 3.28%
PPG Industries, Inc.	54,690	9,431
Valvoline, Inc.	284,450	10,607
Total		20,038

Communications Equipment 1.63%
Cisco Systems, Inc.	157,510	9,981
Investments	Shares	Fair Value (000)
Construction & Engineering 1.28%
EMCOR Group, Inc.	61,390	$7,820

Consumer Finance 1.55%
American Express Co.	58,010	9,490

Containers & Packaging 0.99%
Avery Dennison Corp.	27,860	6,034

Diversified Financial Services 1.54%
Equitable Holdings, Inc.	287,630	9,431

Electric: Utilities 2.69%
NextEra Energy, Inc.	88,750	8,286
NRG Energy, Inc.	188,510	8,121
Total		16,407

Electronic Equipment, Instruments & Components 0.97%
Teledyne Technologies, Inc.*	13,500	5,898

Equity Real Estate Investment Trusts 4.51%
Alexandria Real Estate Equities, Inc.	29,270	6,526
Host Hotels & Resorts, Inc.*	364,700	6,342
Life Storage, Inc.	42,380	6,492
Prologis, Inc.	48,450	8,157
Total		27,517

Food & Staples Retailing 1.93%
BJ’s Wholesale Club Holdings, Inc.*	176,078	11,792

Health Care Equipment & Supplies 1.53%
Medtronic plc (Ireland)(a)	90,050	9,316

Health Care Providers & Services 5.21%
McKesson Corp.	28,630	7,117
UnitedHealth Group, Inc.	49,200	24,705
Total		31,822

Hotels, Restaurants & Leisure 1.60%
Caesars Entertainment, Inc.*	104,150	9,741

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares	Fair Value (000)
Household Products 3.32%
Procter & Gamble Co. (The)	123,790	$20,250

Insurance 5.92%
American International Group, Inc.	156,420	8,894
Arch Capital Group Ltd.*	189,120	8,407
Arthur J Gallagher & Co.	54,060	9,172
Fidelity National Financial, Inc.	185,450	9,677
Total		36,150

Interactive Media & Services 3.17%
Alphabet, Inc. Class A*	6,680	19,352

Life Sciences Tools & Services 1.63%
Thermo Fisher Scientific, Inc.	14,867	9,920

Machinery 1.22%
Parker-Hannifin Corp.	23,450	7,460

Media 1.99%
Comcast Corp. Class A	241,620	12,161

Metals & Mining 0.93%
Reliance Steel & Aluminum Co.	34,820	5,649

Multi-Line Retail 1.13%
Target Corp.	29,900	6,920

Oil, Gas & Consumable Fuels 6.28%
Chesapeake Energy Corp.	140,920	9,092
Marathon Petroleum Corp.	115,100	7,365
Pioneer Natural Resources Co.	59,520	10,826
Royal Dutch Shell plc Class A ADR	254,480	11,044
Total		38,327

Pharmaceuticals 6.18%
Eli Lilly & Co.	37,453	10,345
Organon & Co.	343,720	10,467
Pfizer, Inc.	286,490	16,917
Total		37,729
Investments	Shares	Fair Value (000)
Road & Rail 1.54%
Norfolk Southern Corp.	31,480	$9,372

Semiconductors & Semiconductor Equipment 5.38%
KLA Corp.	16,300	7,011
Micron Technology, Inc.	88,950	8,286
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	56,260	6,769
Texas Instruments, Inc.	57,120	10,765
Total		32,831

Software 2.05%
Microsoft Corp.	37,180	12,504

Specialty Retail 1.93%
Lowe’s Cos., Inc.	45,590	11,784

Technology Hardware, Storage & Peripherals 3.42%
Apple, Inc.	60,790	10,794
NetApp, Inc.	109,630	10,085
Total		20,879

Trading Companies & Distributors 1.79%
AerCap Holdings NV (Ireland)*(a)	167,500	10,958
Total Common Stocks
(cost $462,715,995)		615,948

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.41%

Repurchase Agreements 0.41%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $2,317,200 of U.S. Treasury Note at 2.875% due 8/15/2028; value: $2,557,339; proceeds: $2,507,176 (cost $2,507,176)	$2,507	$2,507
Total Investments in Securities 101.29% (cost $465,223,171)		618,455
Other Assets and Liabilities - Net (1.29)%		(7,857)
Net Assets 100.00%		$610,598

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$615,948	$–	$–	$615,948
Short-Term Investments
Repurchase Agreements	–	2,507	–	2,507
Total	$615,948	$2,507	$–	$618,455

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value (cost $465,223,171)	$618,454,733
Receivables:
Investment securities sold	1,082,893
Dividends	445,482
Capital shares sold	4,992
Prepaid expenses	4,608
Total assets	619,992,708
LIABILITIES:
Payables:
Capital shares reacquired	7,988,692
Transfer agent fees	795,282
Management fee	253,867
Directors’ fees	151,250
Investment securities purchased	93,477
Fund administration	20,309
Accrued expenses	92,250
Total liabilities	9,395,127
Commitments and contingent liabilities
NET ASSETS	$610,597,581
COMPOSITION OF NET ASSETS:
Paid-in capital	$457,619,717
Total distributable earnings (loss)	152,977,864
Net Assets	$610,597,581
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	15,248,480
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$40.04

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $124,422)	$11,606,040
Securities lending net income	34
Total investment income	11,606,074
Expenses:
Management fee	2,974,131
Non 12b-1 service fees	1,489,323
Shareholder servicing	624,108
Fund administration	237,930
Professional	54,568
Reports to shareholders	27,518
Directors’ fees	25,688
Custody	22,321
Other	64,594
Gross expenses	5,520,181
Expense reductions (See Note 8)	(532)
Fees waived and expenses reimbursed (See Note 3)	(22,321)
Net expenses	5,497,328
Net investment income	6,108,746
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	85,214,184
Net realized gain (loss) on foreign currency related transactions	4,396
Net change in unrealized appreciation/depreciation on investments	59,149,172
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,584)
Net realized and unrealized gain (loss)	144,366,168
Net Increase in Net Assets Resulting From Operations	$150,474,914

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$6,108,746	$8,645,496
Net realized gain (loss) on investments and foreign currency related transactions	85,218,580	(20,915,755)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	59,147,588	26,993,137
Net increase in net assets resulting from operations	150,474,914	14,722,878
Distributions to shareholders:	(68,119,055)	(8,654,497)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	7,468,120	24,926,060
Reinvestment of distributions	68,119,055	8,654,497
Cost of shares reacquired	(100,203,090)	(68,641,944)
Net decrease in net assets resulting from capital share transactions	(24,615,915)	(35,061,387)
Net increase (decrease) in net assets	57,739,944	(28,993,006)
NET ASSETS:
Beginning of year	$552,857,637	$581,850,643
End of year	$610,597,581	$552,857,637

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
12/31/2021	$34.94	$0.41	$9.63	$10.04	$(0.44)	$(4.50)	$(4.94)
12/31/2020	34.57	0.53	0.39	0.92	(0.55)	–	(0.55)
12/31/2019	30.65	0.55	6.31	6.86	(0.58)	(2.36)	(2.94)
12/31/2018	37.15	0.50	(3.53)	(3.03)	(0.52)	(2.95)	(3.47)
12/31/2017	36.72	0.48	4.39	4.87	(0.53)	(3.91)	(4.44)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$40.04	29.02	0.92	0.93	1.03	$610,598	66
34.94	2.70	0.94	0.94	1.70	552,858	67
34.57	22.49	0.94	0.94	1.59	581,851	76
30.65	(8.14)	0.93	0.93	1.35	547,667	89
37.15	13.38	0.93	0.93	1.26	696,564	97

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund’s Variable Contract class shares (“Class VC Shares”), are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund's Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund's investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of

Notes to Financial Statements (continued)

the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;

•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund's investments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund's Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2021, the effective management fee, net of any applicable waivers, was at an annualized rate of .50% of the Fund's average daily net assets.

18

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $22,321 of fund administration fees during the fiscal year ended December 31, 2021.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$19,958,344	$8,654,497
Net long-term capital gains	48,160,711	–
Total distributions paid	$68,119,055	$8,654,497

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains	$3,262,745
Total undistributed earnings	3,262,745
Temporary differences	(2,713,507)
Unrealized gains – net	152,428,626
Total accumulated gains – net	$152,977,864

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer $470 of late-year ordinary losses and $2,561,787 of post-October short-term capital losses during the fiscal year ended December 31, 2021.

19

Notes to Financial Statements (continued)

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$466,024,523
Gross unrealized gain	154,819,378
Gross unrealized loss	(2,389,168)
Net unrealized security gain	$152,430,210

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

Purchases	Sales
$387,125,987	$466,956,020

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2021.

The Company is permitted to purchase and sell securities ("cross-trade") from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trades sales of $2,037,446 which resulted in a net realized gain of $631,813.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,507,176	$–	$2,507,176
Total	$2,507,176	$–	$2,507,176

20

Notes to Financial Statements (continued)

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,507,176	$–	$–	$(2,507,176)	$–
Total	$2,507,176	$–	$–	$(2,507,176)	$–
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

21

Notes to Financial Statements (continued)

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the "Interfund Lending Program"). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the Fund did not loan any securities.

22

Notes to Financial Statements (continued)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

23

Notes to Financial Statements (concluded)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	182,973	933,385
Reinvestment of distributions	1,735,960	252,686
Shares reacquired	(2,494,375)	(2,194,281)
Decrease	(575,442)	(1,008,210)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth and Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board took into account changes to the Fund’s portfolio management team. The Board also took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord

30

Approval of Advisory Contract (continued)

Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoint in the level of the management fee. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

31

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 51% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $13,905,989 and $48,160,711, respectively, represent short-term and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Funds – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth Opportunities Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 6.46%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 12.73% over the same period.

The twelve-month period ending December 31, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite Index3 returned 28.71% and 22.18%, respectively.

Large cap stocks4 outperformed small cap stocks5 (26.45% vs. 14.82%), while growth6 narrowly outperformed value7 (25.85% vs. 25.37%).

To start the new year, various factors impacted markets, although optimism surrounding stimulus and vaccines remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index

1

reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices reaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies reported earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, which was, however, below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional uncertainty to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These concerns culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market recovered in the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 11.03% and 8.45%, respectively. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close – including the emergence of the Omicron variant of COVID-19. U.S. market activity throughout the first two months of the quarter was

2

relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave. However, the World Health Organization designated the Omicron mutation as a “variant of concern,” particularly due to its increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Center for Disease Control eased its quarantine guidance to help people “safely continue their daily lives.”

From an industry standpoint, security selection within software and information technology services were the largest detractors from the Fund’s performance over the period. Specifically, the portfolio’s position in Splunk, Inc., a leading provider of software for searching, monitoring, and analyzing machine-generated data, was a notable detractor from relative performance. Shares of the company fell in December after it reported quarterly earnings and revenue targets that fell short of consensus expectations. Revenue and annual recurring revenue (ARR) growth figures fell short of expectations.

The Fund’s position in RingCentral, Inc., a provider of cloud-based communications and collaboration solutions for businesses, was also a primary detractor over the period. Although the company benefited greatly from the massive shift to remote work throughout the initial pandemic-related lockdowns, the stock struggled throughout the period as investors became increasingly focused on valuations as the economy began to reopen. Shares of RingCentral also fell following the initial announcement that Zoom had come to an agreement to acquire Five9, a leading cloud contact center software. Zoom and RingCentral were previously engaged in a multi-year partnership and, therefore, Zoom’s attempt to acquire Five9 was viewed as a negative for RingCentral.

The Fund’s position in Palo Alto Networks, a provider of network security solutions, was the largest contributor to relative performance over the period. Shares of the stock soared in August after the company reported quarterly earnings results well beyond consensus estimates as the demand for cloud security and automation continued to grow. In particular, Palo Alto’s next-generation security billings increased by 71% year-over-year in the third quarter, and now represent over 33% of its total billings.

Although the Fund’s software allocation was a primary drag on performance, its position in HubSpot, Inc., a developer of software products for inbound marketing, sales, and customer

3

service, was also a notable contributor to relative performance. After growing 30% in 2020, the company continued to experience strong growth acceleration throughout 2021, as businesses continued to digitize their go-to-market motion. The company hit two important milestones in the fourth quarter of 2020: crossing the

$1 billion annual recurring revenue (ARR) mark and eclipsing 100,000 customers.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

2   As represented by the S&P 500 Index as of 12/31/21.

3   As represented by the Nasdaq Composite as of 12/31/21.

4   As represented by the Russell 1000 Index as of 12/31/21.

5   As represented by the Russell 2000 Index as of 12/31/21.

6   As represented by the Russell 3000 Growth Index as of 12/31/21.

7   As represented by the Russell 3000 Value Index as of 12/31/21.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class VC	6.46%	19.29%	15.34%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class VC
Actual	$1,000.00	$1,005.30	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Communication Services	4.16%
Consumer Discretionary	13.38%
Consumer Staples	4.13%
Financials	4.56%
Health Care	20.44%
Industrials	13.07%
Information Technology	31.93%
Materials	4.17%
Real Estate	1.98%
Repurchase Agreements	1.89%
Money Market Funds(a)	0.26%
Time Deposits(a)	0.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

7

Schedule of Investments

December 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 98.39%

COMMON STOCKS 98.39%

Aerospace & Defense 3.01%
CAE, Inc. (Canada)*(a)	43,792	$1,105
TransDigm Group, Inc.*	2,704	1,721
Total		2,826

Air Freight & Logistics 1.28%
GXO Logistics, Inc.*	13,232	1,202

Banks 2.04%
First Republic Bank	5,112	1,056
Western Alliance Bancorp	7,975	858
Total		1,914

Beverages 1.02%
Brown-Forman Corp. Class B	13,113	955

Biotechnology 4.46%
Arena Pharmaceuticals, Inc.*	4,170	388
Argenx SE ADR*	2,354	824
Genmab A/S ADR*	15,616	618
Mirati Therapeutics, Inc.*	3,311	486
Natera, Inc.*	8,900	831
Seagen, Inc.*	6,695	1,035
Total		4,182

Capital Markets 1.71%
Moody’s Corp.	1,379	538
MSCI, Inc.	1,738	1,065
Total		1,603

Communications Equipment 0.77%
Arista Networks, Inc.*	5,043	725

Construction Materials 1.75%
Vulcan Materials Co.	7,906	1,641

Containers & Packaging 2.44%
Avery Dennison Corp.	4,249	920
Ball Corp.	14,203	1,368
Total		2,288
Investments	Shares	Fair Value (000)
Electrical Equipment 1.07%
AMETEK, Inc.	6,846	$1,007

Electronic Equipment, Instruments & Components 3.11%
Amphenol Corp. Class A	22,921	2,005
Trimble, Inc.*	10,471	913
Total		2,918

Entertainment 2.35%
Roku, Inc.*	6,072	1,385
Warner Music Group Corp. Class A	19,031	822
Total		2,207

Equity Real Estate Investment Trusts 2.00%
SBA Communications Corp.	4,812	1,872

Food & Staples Retailing 0.93%
Sysco Corp.	11,036	867

Food Products 0.90%
McCormick & Co., Inc.	8,773	848

Health Care Equipment & Supplies 5.43%
Align Technology, Inc.*	1,527	1,004
DexCom, Inc.*	3,634	1,951
IDEXX Laboratories, Inc.*	1,527	1,005
Insulet Corp.*	4,255	1,132
Total		5,092

Health Care Technology 2.04%
Inspire Medical Systems, Inc.*	2,915	671
Veeva Systems, Inc. Class A*	4,858	1,241
Total		1,912

Hotels, Restaurants & Leisure 5.38%
Chipotle Mexican Grill, Inc.*	1,130	1,976
Churchill Downs, Inc.	3,666	883
Hilton Worldwide Holdings, Inc.*	9,583	1,495
Wingstop, Inc.	3,999	691
Total		5,045

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares	Fair Value (000)
Household Products 0.82%
Church & Dwight Co., Inc.	7,467	$765

Industrial Conglomerates 1.12%
Roper Technologies, Inc.	2,134	1,050

Information Technology Services 3.85%
Cloudflare, Inc. Class A*	1,704	224
EPAM Systems, Inc.*	908	607
Genpact Ltd.	22,541	1,197
Jack Henry & Associates, Inc.	4,987	833
Twilio, Inc. Class A*	2,846	749
Total		3,610

Insurance 0.83%
Goosehead Insurance, Inc. Class A	5,993	780

Interactive Media & Services 1.84%
Bumble, Inc. Class A*	14,987	507
Match Group, Inc.*	9,178	1,214
Total		1,721

Internet & Direct Marketing Retail 1.86%
DoorDash, Inc. Class A*	2,096	312
Etsy, Inc.*	6,552	1,435
Total		1,747

Life Sciences Tools & Services 6.34%
10X Genomics, Inc. Class A*	6,770	1,008
Agilent Technologies, Inc.	9,295	1,484
Bio-Rad Laboratories, Inc. Class A*	670	506
Quanterix Corp.*	6,022	255
Repligen Corp.*	4,489	1,189
West Pharmaceutical Services, Inc.	3,210	1,506
Total		5,948

Machinery 3.40%
Fortive Corp.	14,175	1,082
Parker-Hannifin Corp.	4,232	1,346
Stanley Black & Decker, Inc.	4,052	764
Total		3,192
Investments	Shares		Fair Value (000)
Personal Products 0.49%
Shiseido Co., Ltd.(b)	JPY	8,286	$462

Pharmaceuticals 2.29%
Catalent, Inc.*		8,850	1,133
Zoetis, Inc.		4,158	1,015
Total			2,148

Road & Rail 3.26%
Lyft, Inc. Class A*		7,333	313
Old Dominion Freight Line, Inc.		6,127	2,196
XPO Logistics, Inc.*		7,054	546
Total			3,055

Semiconductors & Semiconductor Equipment 8.06%
Analog Devices, Inc.		7,662	1,347
Azenta, Inc.		10,093	1,041
Enphase Energy, Inc.*		5,605	1,025
Lam Research Corp.		869	625
Microchip Technology, Inc.		20,011	1,742
NXP Semiconductors NV (Netherlands)(a)		5,019	1,143
Xilinx, Inc.		2,980	632
Total			7,555

Software 16.33%
AppLovin Corp. Class A*		5,910	557
Bill.com Holdings, Inc.*		2,917	727
Cadence Design Systems, Inc.*		13,972	2,604
Crowdstrike Holdings, Inc. Class A*		5,939	1,216
Datadog, Inc. Class A*		10,109	1,801
DocuSign, Inc.*		2,713	413
Dynatrace, Inc.*		14,306	863
HubSpot, Inc.*		2,273	1,498
Palantir Technologies, Inc. Class A*		25,775	469
Palo Alto Networks, Inc.*		4,050	2,255
Paycom Software, Inc.*		3,489	1,449
RingCentral, Inc. Class A*		1,030	193

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2021

Investments	Shares	Fair Value (000)
Software (continued)
Samsara, Inc. Class A*(c)	14,152	$398
Trade Desk, Inc. (The) Class A*	9,531	873
Total		15,316

Specialty Retail 4.65%
Burlington Stores, Inc.*	5,133	1,496
Carvana Co.*	1,667	386
Five Below, Inc.*	4,808	995
Tractor Supply Co.	6,231	1,487
Total		4,364

Textiles, Apparel & Luxury Goods 1.56%
Canada Goose Holdings, Inc. (Canada)*(a)	8,423	312
Lululemon Athletica, Inc. (Canada)*(a)	2,908	1,138
On Holding AG Class A (Switzerland)*(a)(c)	290	11
Total		1,461
Total Common Stocks (cost $74,557,776)		92,278

	Principal Amount (000)
SHORT-TERM INVESTMENTS 2.19%

Repurchase Agreements 1.90%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $1,645,900 of U.S. Treasury Note at 2.875% due 08/15/2028; value: $1,816,470; proceeds: $1,780,825 (cost $1,780,825)	$1,781	1,781
Investments	Shares	Fair Value (000)
Money Market Funds 0.26%
Fidelity Government Portfolio(d) (cost $245,497)	245,497	$245

Time Deposits 0.03%
Citibank N.A.(d) (cost $27,278)	27,278	27
Total Short-Term Investments (cost $2,053,600)		2,053
Total Investments in Securities 100.58% (cost $76,611,376)		94,331
Other Assets and Liabilities – Net (0.58)%		(544)
Net Assets 100.00%		$93,787

ADR	American Depositary Receipt.
JPY	Japanese Yen.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
(d)	Security was purchased with the cash collateral from loaned securities.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Long-Term Investments
Common Stocks	$92,278	$–	$–	$92,278
Short-Term Investments
Repurchase Agreements	–	1,781	–	1,781
Money Market Funds	245	–	–	245
Time Deposits	–	27	–	27
Total	$92,523	$1,808	$–	$94,331

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value including $281,185 of securities loaned (cost $76,611,376)	$94,330,599
Receivables:
Dividends	18,209
Capital shares sold	1,018
Securities lending income receivable	454
Prepaid expenses and other assets	22,143
Total assets	94,372,423
LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	272,775
Transfer agent fees	104,002
Management fee	66,729
Directors’ fees	19,387
Capital shares reacquired	14,333
Fund administration	3,559
Accrued expenses	104,424
Total liabilities	585,209
Commitments and contingent liabilities
NET ASSETS	$93,787,214
COMPOSITION OF NET ASSETS:
Paid-in capital	$68,422,911
Total distributable earnings (loss)	25,364,303
Net Assets	$93,787,214
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	6,851,010
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.69

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $2,832)	$443,465
Securities lending net income	2,004
Total investment income	445,469
Expenses:
Management fee	954,438
Non 12b-1 service fees	318,546
Shareholder servicing	133,882
Custody	80,937
Fund administration	50,903
Professional	43,168
Directors’ fees	5,629
Reports to shareholders	2,070
Other	18,821
Gross expenses	1,608,394
Expense reductions (See Note 8)	(116)
Fees waived and expenses reimbursed (See Note 3)	(80,937)
Net expenses	1,527,341
Net investment loss	(1,081,872)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	28,079,434
Net realized gain (loss) on foreign currency related transactions	(33)
Net change in unrealized appreciation/depreciation on investments	(19,407,164)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(6)
Net realized and unrealized gain (loss)	8,672,231
Net Increase in Net Assets Resulting From Operations	$7,590,359

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment loss	$(1,081,872)	$(782,582)
Net realized gain on investments and foreign currency related transactions	28,079,401	17,130,486
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(19,407,170)	12,366,293
Net increase in net assets resulting from operations	7,590,359	28,714,197
Distributions to shareholders:	(22,672,488)	(12,398,911)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	6,217,614	45,104,531
Reinvestment of distributions	22,672,488	12,398,911
Cost of shares reacquired	(48,882,067)	(69,902,251)
Net decrease in net assets resulting from capital share transactions	(19,991,965)	(12,398,809)
Net increase (decrease) in net assets	(35,074,094)	3,916,477
NET ASSETS:
Beginning of year	$128,861,308	$124,944,831
End of year	$93,787,214	$128,861,308

14	See Notes to Financial Statements.

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15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2021	$16.44	$(0.14)	$1.18	$1.04	$(3.79)	$13.69
12/31/2020	13.02	(0.10)	5.24	5.14	(1.72)	16.44
12/31/2019	10.48	(0.03)	3.82	3.79	(1.25)	13.02
12/31/2018	14.20	(0.07)	(0.42)	(0.49)	(3.23)	10.48
12/31/2017	11.96	(0.04)	2.77	2.73	(0.49)	14.20

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
6.46	1.20	1.26	(0.85)	$93,787	58
39.38	1.25	1.25	(0.72)	128,861	88
36.37	1.22	1.27	(0.27)	124,945	45
(2.89)	1.13	1.29	(0.45)	66,492	39
22.91	1.10	1.27	(0.29)	134,201	69

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of

Notes to Financial Statements (continued)

the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2021, the effective management fee, net of waivers, was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $80,937 of fund administration fees during the fiscal year ended December 31, 2021.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$5,686,948	$1,535,449
Net long-term capital gains	16,985,540	10,863,462
Total distributions paid	$22,672,488	$12,398,911

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$363,383
Undistributed long-term capital gains	7,610,019
Total undistributed earnings	7,973,402
Temporary differences	(19,387)
Unrealized gains – net	17,410,288
Total accumulated gains – net	$25,364,303

Notes to Financial Statements (continued)

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$76,920,310
Gross unrealized gain	19,827,255
Gross unrealized loss	(2,416,966)
Net unrealized security gain	$17,410,289

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

Purchases	Sales
$72,986,531	$118,019,884

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2021.

The Company is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trade purchases of $127,500.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,780,825	$–	$1,780,825
Total	$1,780,825	$–	$1,780,825

Notes to Financial Statements (continued)

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,780,825	$–	$–	$(1,780,825)	$–
Total	$1,780,825	$–	$–	$(1,780,825)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

Notes to Financial Statements (continued)

As of December 31, 2021. the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$281,185	$272,775

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

Notes to Financial Statements (concluded)

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund’s.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	375,357	3,467,320
Reinvestment of distributions	1,604,448	744,567
Shares reacquired	(2,966,889)	(5,967,746)
Decrease	(987,084)	(1,755,859)

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Opportunities Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three-year period and below the median of the performance peer group for the one-, five-, and ten-year periods. The Board took into account changes to the Fund’s portfolio management team. The Board also took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord

Approval of Advisory Contract (continued)

Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, although the net total expense ratio of the Fund was above the median of the expense peer group, its advisory fee for the same period was equal to the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 12% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $5,686,948 and $16,985,540, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Mid Cap Stock Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 28.70%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index1, which returned 28.34% over the same period.

The twelve-month period ending December 31, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite Index3 returned 28.71% and 22.18%, respectively. Large cap stocks4 outperformed small cap stocks5 (26.45% vs. 14.82%), while growth6 narrowly outperformed value7 (25.85% vs. 25.37%).

To start the new year, various factors impacted markets, although optimism surrounding stimulus and vaccines remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first

1

quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices reaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies reported earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, which was, however, below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional uncertainty to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These concerns culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market recovered in the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 11.03% and 8.45%, respectively. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close – including the emergence of the Omicron variant of

2

COVID-19. U.S. market activity throughout the first two months of the quarter was relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave. However, the World Health Organization designated the Omicron mutation as a “variant of concern,” particularly due to its increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Center for Disease Control eased its quarantine guidance to help people “safely continue their daily lives.”

Over the period, the Fund’s position in KKR & Co., Inc., an investment and private equity asset management firm, was the largest contributor to relative performance. Shares rose steadily over the period as the company benefitted from record growth in assets under management, realized performance income and investment income. The Fund’s allocation to BJ’s Wholesale Club Holdings, Inc., a membership warehouse club, also contributed to relative performance. The stock rallied throughout the year, but particularly after beating third quarter expectations. Membership trends remained strong, with member count up 3%, renewal rates continuing at all-time highs, and an increasing percentage of higher-tier members. Additionally, the Fund’s position in Williams-Sonoma, Inc., a home products retailer, contributed to relative performance. The stock rallied early in the year after reporting earnings that beat expectations as comparable sales were up over 25% and eCommerce sales expanded 47.9%, quarter-over-quarter. The company benefitted for the rest of the year from cyclical and secular tailwinds, including a strong housing market, increased consumer spending and a shift to eCommerce shopping.

Conversely, the Fund’s position in Euronet Worldwide Inc. detracted most from relative performance. Shares of the electronic payment provider came under pressure starting in the summer as the economic recovery continued to be rocky, especially in regard to cross-border travel, due to the spread of various variants. This continued to weigh on the higher margin EFT (electronic funds transfer) segment during the period. The Fund’s holding in Sabre Corporation, a global travel and tourism company, also detracted from relative performance. Shares of the company fell sharply after first quarter earnings fell short of expectations due to international government restrictions and lower fees caused by a higher mix of domestic leisure travel in North America.

3

The stock continued to lag during the period due to the spread of various variants. Additionally, the Fund’s allocation to Zimmer Biomet Holdings, Inc., a musculoskeletal healthcare servicer, detracted from relative performance. Shares came under pressure after third quarter revenue fell short of expectations and, subsequently, management lowered fiscal year earnings per share and revenue growth guidance. Following weaker than expected execution, the Fund exited the position during the fourth quarter.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4   As represented by the Russell 1000® Index as of 12/31/2021.

5   As represented by the Russell 2000® Index as of 12/31/2021.

6   As represented by the Russell 3000® Growth Index as of 12/31/2021.

7   As represented by the Russell 3000® Value Index as of 12/31/2021.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class VC	28.70%	7.99%	10.60%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/21 -
	7/1/21	12/31/21	12/31/21
Class VC
Actual	$1,000.00	$1,083.60	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Communication Services	0.94%
Consumer Discretionary	9.41%
Consumer Staples	4.58%
Energy	5.08%
Financials	20.16%
Health Care	9.41%
Industrials	17.97%
Information Technology	10.06%
Materials	8.25%
Real Estate	7.79%
Utilities	5.54%
Repurchase Agreements	0.81%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2021

Investments	Shares		Fair Value (000)
LONG-TERM INVESTMENTS 99.79%

COMMON STOCKS 99.79%

Aerospace & Defense 1.65%
Curtiss-Wright Corp.		34,950	$4,847

Airlines 1.05%
Delta Air Lines, Inc.*		78,720	3,076

Auto Components 1.66%
Lear Corp.		26,680	4,881

Automobiles 1.16%
Harley-Davidson, Inc.		90,340	3,405

Banks 5.99%
CIT Group, Inc.		102,179	5,246
East West Bancorp, Inc.		62,000	4,878
PacWest Bancorp		90,070	4,068
SVB Financial Group*		5,030	3,412
Total			17,604

Beverages 1.21%
Carlsberg A/S Class B(a)	DKK	20,570	3,551

Biotechnology 1.27%
Horizon Therapeutics plc*		34,790	3,749

Building Products 3.74%
Carlisle Cos., Inc.		20,360	5,052
Masco Corp.		84,680	5,946
Total			10,998

Capital Markets 5.87%
Ameriprise Financial, Inc.		19,350	5,837
Cboe Global Markets, Inc.		22,730	2,964
Evercore, Inc. Class A		23,890	3,245
KKR & Co., Inc.		70,170	5,228
Total			17,274

Chemicals 4.76%
Axalta Coating Systems Ltd.*		133,850	4,433
Corteva, Inc.		78,510	3,712
Valvoline, Inc.		157,130	5,859
Total			14,004
Investments	Shares	Fair Value (000)
Communications Equipment 1.88%
F5 Networks, Inc.*	22,570	$5,523

Construction & Engineering 1.72%
EMCOR Group, Inc.	39,830	5,074

Construction Materials 1.38%
Eagle Materials, Inc.	24,370	4,057

Containers & Packaging 0.99%
Avery Dennison Corp.	13,450	2,913

Diversified Financial Services 1.60%
Equitable Holdings, Inc.	143,220	4,696

Electric: Utilities 4.08%
Entergy Corp.	36,020	4,058
NRG Energy, Inc.	111,380	4,798
Portland General Electric Co.	59,160	3,131
Total		11,987

Electrical Equipment 1.79%
Hubbell, Inc.	25,330	5,275

Electronic Equipment, Instruments & Components 1.46%
Teledyne Technologies, Inc.*	9,800	4,282

Energy Equipment & Services 1.00%
NOV, Inc.	217,540	2,948

Equity Real Estate Investment Trusts 7.84%
Alexandria Real Estate Equities, Inc.	19,740	4,401
Camden Property Trust	30,120	5,382
Duke Realty Corp.	76,830	5,043
Kimco Realty Corp.	176,606	4,353
Life Storage, Inc.	25,250	3,868
Total		23,047

Food & Staples Retailing 1.85%
BJ’s Wholesale Club Holdings, Inc.*	81,220	5,439

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares	Fair Value (000)
Health Care Providers & Services 3.17%
AmerisourceBergen Corp.	35,640	$4,736
Molina Healthcare, Inc.*	14,420	4,587
Total		9,323

Health Care Technology 1.71%
Cerner Corp.	54,070	5,021

Hotels, Restaurants & Leisure 3.70%
Caesars Entertainment, Inc.*	46,710	4,369
Domino’s Pizza, Inc.	5,840	3,296
Hilton Worldwide Holdings, Inc.*	20,730	3,233
Total		10,898

Household Products 1.55%
Spectrum Brands Holdings, Inc.	44,886	4,566

Information Technology Services 1.96%
Euronet Worldwide, Inc.*	48,340	5,761

Insurance 6.83%
American Financial Group, Inc./OH	31,870	4,376
Arch Capital Group Ltd.*	102,260	4,546
Arthur J Gallagher & Co.	17,950	3,046
Fidelity National Financial, Inc.	88,420	4,614
Hartford Financial Services Group, Inc. (The)	50,600	3,493
Total		20,075

Life Sciences Tools & Services 1.27%
Waters Corp.*	10,000	3,726

Machinery 6.29%
Crane Co.	45,667	4,646
Otis Worldwide Corp.	50,900	4,432
Parker-Hannifin Corp.	15,860	5,045
Westinghouse Air Brake Technologies Corp.	47,580	4,383
Total		18,506
Investments	Shares	Fair Value (000)
Media 0.94%
Nexstar Media Group, Inc. Class A	18,390	$2,777

Metals & Mining 1.17%
Reliance Steel & Aluminum Co.	21,190	3,437

Multi-Utilities 1.49%
CMS Energy Corp.	67,590	4,397

Oil, Gas & Consumable Fuels 4.11%
Chesapeake Energy Corp.	46,320	2,988
Marathon Petroleum Corp.	52,020	3,329
Pioneer Natural Resources Co.	31,750	5,775
Total		12,092

Pharmaceuticals 2.05%
Organon & Co.	197,870	6,025

Semiconductors & Semiconductor Equipment 2.84%
Azenta, Inc.	37,570	3,874
Teradyne, Inc.	27,460	4,490
Total		8,364

Specialty Retail 2.95%
Burlington Stores, Inc.*	14,290	4,166
Williams-Sonoma, Inc.	26,610	4,500
Total		8,666

Technology Hardware, Storage & Peripherals 1.98%
NetApp, Inc.	63,330	5,826

Trading Companies & Distributors 1.83%
AerCap Holdings NV (Ireland)*(b)	82,340	5,387
Total Common Stocks (cost $227,548,394)		293,477

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.81%

Repurchase Agreements 0.81%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $2,209,000 of U.S. Treasury Note at 2.875% due 08/15/2028; value: $2,437,926; proceeds: $2,390,085 (cost $2,390,085)	$2,390	$2,390
Total Investments in Securities 100.60% (cost $229,938,479)		295,867
Other Assets and Liabilities – Net (0.60)%		(1,778)
Net Assets 100.00%		$294,089

DKK	Danish Krone.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Beverages	$–	$3,551	$–	$3,551
Remaining Industries	289,926	–	–	289,926
Short-Term Investments
Repurchase Agreements	–	2,390	–	2,390
Total	$289,926	$5,941	$–	$295,867

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value (cost $229,938,479)	$295,866,711
Receivables:
Dividends	150,162
Capital shares sold	36,812
Prepaid expenses	4,765
Total assets	296,058,450
LIABILITIES:
Payables:
Capital shares reacquired	999,522
Transfer agent fees	608,181
Management fee	173,513
Directors’ fees	74,341
Investment securities purchased	11,484
Fund administration	9,632
Accrued expenses	93,272
Total liabilities	1,969,945
Commitments and contingent liabilities
NET ASSETS	$294,088,505
COMPOSITION OF NET ASSETS:
Paid-in capital	$225,478,135
Total distributable earnings (loss)	68,610,370
Net Assets	$294,088,505
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	10,495,103
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$28.02

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $15,562)	$4,876,794
Securities lending net income	10,179
Total investment income	4,886,973
Expenses:
Management fee	2,043,905
Non 12b-1 service fees	710,346
Shareholder servicing	212,853
Fund administration	113,471
Professional	45,051
Reports to shareholders	40,843
Custody	24,621
Directors’ fees	12,151
Other	30,945
Gross expenses	3,234,186
Expense reductions (See Note 8)	(254)
Fees waived and expenses reimbursed (See Note 3)	(24,621)
Net expenses	3,209,311
Net investment income	1,677,662
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	38,916,641
Net realized gain (loss) on foreign currency related transactions	(2,013)
Net change in unrealized appreciation/depreciation on investments	29,421,422
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,006)
Net realized and unrealized gain (loss)	68,335,044
Net Increase in Net Assets Resulting From Operations	$70,012,706

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$1,677,662	$2,479,437
Net realized gain (loss) on investments and foreign currency related transactions	38,914,628	(9,100,383)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	29,420,416	10,071,188
Net increase in net assets resulting from operations	70,012,706	3,450,242
Distributions to shareholders:	(27,759,457)	(2,488,293)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	9,764,943	16,861,385
Reinvestment of distributions	27,759,457	2,488,293
Cost of shares reacquired	(39,975,409)	(37,145,314)
Net decrease in net assets resulting from capital share transactions	(2,451,009)	(17,795,636)
Net increase (decrease) in net assets	39,802,240	(16,833,687)
NET ASSETS:
Beginning of year	$254,286,265	$271,119,952
End of year	$294,088,505	$254,286,265

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$24.09	$0.17	$6.67	$6.84	$(0.17)	$(2.74)	$(2.91)
12/31/2020	23.74	0.23	0.36	0.59	(0.24)	–	(0.24)
12/31/2019	19.87	0.21	4.27	4.48	(0.21)	(0.40)	(0.61)
12/31/2018	24.51	0.15	(3.83)	(3.68)	(0.17)	(0.79)	(0.96)
12/31/2017	25.52	0.14	1.58	1.72	(0.16)	(2.57)	(2.73)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$28.02	28.70	1.13	1.14	0.59	$294,089	60
24.09	2.50	1.17	1.18	1.11	254,286	67
23.74	22.64	1.17	1.17	0.91	271,120	79
19.87	(15.04)	1.17	1.17	0.64	240,971	50
24.51	6.83	1.16	1.16	0.55	331,388	70

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non- U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non- U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s

17

Notes to Financial Statements (continued)

Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2021, the effective management fee was at an annualized rate of .72% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $24,621 of fund administration fees during the fiscal year ended December 31, 2021.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$6,793,515	$2,488,293
Net long-term capital gains	20,965,942	–
Total distributions paid	$27,759,457	$2,488,293

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$307,810
Undistributed long-term capital gains	$3,068,730
Total undistributed earnings	3,376,540
Temporary differences	(74,341)
Unrealized gains – net	65,308,171
Total accumulated gains – net	$68,610,370

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$230,558,517
Gross unrealized gain	68,054,629
Gross unrealized loss	(2,746,435)
Net unrealized security gain	$65,308,194

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

Purchases	Sales
$168,907,669	$196,493,880

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2021.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting

20

Notes to Financial Statements (continued)

agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,390,085	$–	$2,390,085
Total	$2,390,085	$–	$2,390,085

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,390,085	$–	$–	$(2,390,085)	$–
Total	$2,390,085	$–	$–	$(2,390,085)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject

21

Notes to Financial Statements (continued)

to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost

22

Notes to Financial Statements (continued)

of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID 19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged

23

Notes to Financial Statements (concluded)

quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	346,015	851,555
Reinvestment of distributions	1,014,575	105,536
Shares reacquired	(1,420,241)	(1,821,997)
Decrease	(59,651)	(864,906)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Stock Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board took into account changes to the Fund’s portfolio management team. The Board also took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord

30

Approval of Advisory Contract (continued)

Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that although the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

31

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 62% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $5,177,635 and $20,965,942, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Short Duration Income Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

44	Statement of Assets and Liabilities

45	Statement of Operations

46	Statements of Changes in Net Assets

48	Financial Highlights

50	Notes to Financial Statements

63	Report of Independent Registered Public Accounting Firm

64	Supplemental Information to Shareholders

Lord Abbett Series Fund – Short Duration Income
Portfolio Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Short Duration Income Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 0.63%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Index,1 which returned -0.01%.

The twelve-month period brought heightened market volatility as the U.S. continued its steady recovery from the onset of the COVID-19 pandemic. However, U.S. risk assets generally exhibited positive performance, despite spurs of instability throughout the year. U.S. equities performed the best, highlighted by the three major U.S. equity indices, which all gained over 20% for the year. Within credit, lower quality credit outperformed higher quality tiers. High yield bonds, as represented by the ICE BofA US High Yield Constrained Index2, returned 5.35% for the period, compared to investment grade bonds, as represented by the ICE BofA US Corporate Index3, which returned -0.95%. Other asset classes, such as convertible bonds and leveraged loans, also exhibited solid performance throughout the year, posting returns of 6.35% and 5.41%, respectively.

While U.S. markets performed well, COVID-19 remained a significant headwind

1

across all global markets throughout the year. However, the development and acceleration of access to COVID-19 vaccinations created a more positive sentiment around the virus, as both infections and hospitalization trends improved throughout much of the first quarter of 2021. The decline in cases was short-lived, however, as the emergence of new variants of the COVID-19 virus throughout the year posed significant obstacles to the ongoing recovery of the U.S. economy. The Delta variant caused new waves of positive cases and increased hospitalizations around the world and weighed directly on global growth in the third quarter of 2021. This was evident in equity markets in September, as the three major U.S. indices faced their largest monthly pullbacks since the onset of the pandemic in March 2020. U.S. markets succumbed to another COVID-19 related sell-off towards the end of the year due to emergence of the Omicron variant. Given its high rate of transmission and ability to evade standard vaccination dosages, this variant caused a major risk-off shift in investor sentiment. Major indices experienced one of their worst performing trading sessions of the years on November 26th, highlighted by the Dow Jones Industrial Average having its worst session since October 2020.

While the emergence of these new variants dampened the global growth outlook, U.S. markets continued to be bolstered by ongoing support from the U.S. Federal Reserve (“Fed”) via central bank liquidity. The Fed remained extremely accommodative throughout the year, keeping the Federal Fund’s rate near zero to boost U.S. economic recovery. Notably, the Fed’s balance sheet ballooned to almost $9tn in the latter part of the year, up from $4.4tn prior to the start of the pandemic. U.S. markets were also bolstered by ongoing fiscal stimulus. After Congress had passed a ~$1.9tn stimulus bill in March featuring direct payments to households affected by the pandemic, they later passed a ~$1.2tn physical infrastructure package that featured more than $550bn in new spending.

Although this increased stimulus benefited U.S. markets, it also contributed to concerns of an increased inflation overshoot in the U.S. economy by boosting post-lockdown consumer demand. Following a relatively modest increase in the first quarter of 2021, consumer prices accelerated higher throughout the remainder of the year, averaging gains of approximately 5.3% year-over-year from April to September, the fastest annual increase since 2008. Inflation concerns were truly manifested though in the November Consumer Price Index (CPI) report, which revealed headline consumer prices up 6.8% year-over-year, the highest levels since June 1982. In addition to stimulative policy, supply chain constraints also played an integral part in driving inflation higher. Many industries were unable to consistently meet pent up consumer demand, and production bottlenecks caused by the pandemic led to shortages of goods and, therefore, heavy price increases from supply and demand imbalances.

2

Despite this upward pressure, the Fed remained mostly consistent in its messaging on inflationary expectations throughout the spring and summer of 2021 in that it was mostly transitory. It was not until the fourth quarter that the Fed pivoted to a more hawkish stance on inflation. Despite the lack of surprises from the early November Federal Open Market Committee (FOMC) meeting, there was a notable shift in tone from the Fed, as Chairman Jerome Powell indicated that it may be appropriate for the central bank to consider wrapping up its taper a few months sooner than initially envisioned. Shortly after, the FOMC announced at its December meeting that it would accelerate its tapering of asset purchases by $30bn per month, up from the originally announced $15bn. In the post-meeting press conference, Powell indicated that the accelerated taper puts the bank in a position to address issues, including high inflation. While this adjustment was widely expected, the December meeting did also reveal the new median Fed projection for three interest rate hikes in 2022, up from the September forecast where the median projection called for one rate hike in 2022. These new projections were aimed towards curbing inflation, which Powell said may be more persistent. Looking forward, however, economists noted that the rate path was only increased by a cumulative one hike through 2024 and indicated that the core personal consumption expenditures (PCE) outlook still suggested transitory inflation, despite the Fed removing its reference to “transitory”.

Consistent with the Fund’s mandate, the Fund maintained exposure to a variety of bond market sectors beyond the investment grade corporate bonds represented in the benchmark. This broad opportunity set provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

The Fund’s allocation to short-term, high yield corporate bonds was the largest contributor to relative performance over the period. Short-term high yield paper posted positive returns over the period on the back of low default rates, upgrades continuing to outpace downgrades, strong technicals and relatively higher carry. Within the asset class, the Fund generally benefitted from favorable industry selection. Notably, the portfolio’s exposure to exploration and production companies within the energy sector provided a tailwind to relative performance.

The low duration, high yield corporate bond allocation, though modest relative to the predominantly investment grade portfolio, continues to be a key driver of alpha in the Fund.

Also contributing to performance was an allocation to commercial mortgage-backed securities (CMBS). We believe the asset class delivers attractive carry, while commercial real estate fundamentals have been supported by economic growth and accommodative monetary and fiscal policies. Specifically, performance was driven by floating rate single-asset, single-borrower deals with high quality tenants in strong geographic areas.

3

Another main contributor to relative performance over the period was security selection within investment grade corporate bonds. Specifically, selection within the energy and financial industries drove performance. Financials continue to be a notable overweight in the portfolio, as we favor the industry and have focused on companies with strong management teams and healthy balance sheets. We also believe that the energy industry has focused heavily on capital discipline and ESG factors, and we have found idiosyncratic issues with relatively strong performance.

The single detractor from performance over the period was a modest allocation to short-term U.S. Treasuries. Short-term Treasuries provide a source of liquidity and diversification to the portfolio, but they acted as a headwind to performance as short-term yields rose over the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The ICE BofA 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

2   The ICE BofA U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

3   The ICE BofA U.S. Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the ICE BofA 1-3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Years	10 Years	Life of Class
Class VC2	0.63%	2.42%	–	2.12%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2   The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/21 –
	7/1/21	12/31/21	12/31/21
Class VC
Actual	$1,000.00	$ 997.20	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Asset-Backed Securities	24.36%
Basic Materials	2.31%
Communications	2.71%
Consumer, Cyclical	6.31%
Consumer, Non-cyclical	4.57%
Energy	6.95%
Financial	19.18%
Industrial	1.83%
Mortgage Securities	18.53%
Technology	1.41%
U.S. Government	5.89%
Utilities	3.48%
Repurchase Agreements	2.47%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 96.74%

ASSET-BACKED SECURITIES 24.24%

Auto Floor Plan 1.18%
Ford Credit Floorplan Master Owner Trust 2019-1 A	2.84%		3/15/2024	$239	$240,227
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026	305	318,027
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024	180	181,122
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	147	148,200
NextGear Floorplan Master Owner Trust 2020-1A A1†	0.91% (1 Mo. LIBOR + .80%	)#	2/15/2025	530	533,081
Total					1,420,657

Automobiles 8.99%
Ally Auto Receivables Trust 2019-3 A3	1.93%		5/15/2024	52	52,770
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%		1/21/2025	64	64,325
ARI Fleet Lease Trust 2020-A A2†	1.77%		8/15/2028	35	34,985
Bank of The West Auto Trust 2017-1 A4†	2.33%		9/15/2023	49	49,562
Capital One Prime Auto Receivables Trust 2021-1 A2	0.32%		2/18/2025	140	139,640
CarMax Auto Owner Trust 2020-2 A3	1.70%		11/15/2024	22	22,463
CarMax Auto Owner Trust 2020-2 D	5.75%		5/17/2027	275	296,504
Carvana Auto Receivables Trust 2019-2A C†	3.00%		6/17/2024	43	43,299
Carvana Auto Receivables Trust 2021-N1 A	0.70%		1/10/2028	44	43,246
CPS Auto Receivables Trust 2019-C C†	2.84%		6/16/2025	38	38,410
CPS Auto Receivables Trust 2019-C D†	3.17%		6/16/2025	200	203,103
CPS Auto Receivables Trust 2019-D C†	2.54%		8/15/2024	75	75,185
CPS Auto Receivables Trust 2020-C B†	1.01%		1/15/2025	223	222,834
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%		5/15/2030	250	248,118
Drive Auto Receivables Trust 2018-4 D	4.09%		1/15/2026	23	23,553
Drive Auto Receivables Trust 2018-5 C	3.99%		1/15/2025	16	16,558
Drive Auto Receivables Trust 2019-2 C	3.42%		6/16/2025	36	36,435
Drive Auto Receivables Trust 2019-2 D	3.69%		8/17/2026	44	44,992
Drive Auto Receivables Trust 2019-4 C	2.51%		11/17/2025	84	84,119
Drive Auto Receivables Trust 2019-4 D	2.70%		2/16/2027	82	83,398
Drive Auto Receivables Trust 2021-1 C	1.02%		6/15/2027	100	100,034

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2021-1 D	1.45%	1/16/2029	$100	$99,579
Drive Auto Receivables Trust 2021-2 A2	0.36%	5/15/2024	175	174,719
Drive Auto Receivables Trust 2021-2 D	1.39%	3/15/2029	171	167,825
Enterprise Fleet Financing LLC 2020-2 A2†	0.61%	7/20/2026	137	136,210
Exeter Automobile Receivables Trust 2021-2A A2	0.27%	1/16/2024	40	39,858
Exeter Automobile Receivables Trust 2021-2A C	0.98%	6/15/2026	55	54,818
Exeter Automobile Receivables Trust 2021-2A D	1.40%	4/15/2027	100	99,017
Exeter Automobile Receivables Trust 2021-3 B	0.69%	1/15/2026	555	551,536
Exeter Automobile Receivables Trust 2021-3A A2	0.34%	1/16/2024	120	120,305
Exeter Automobile Receivables Trust 2021-3A D	1.55%	6/15/2027	115	113,212
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	50	50,820
Ford Credit Auto Lease Trust 2021-A A2	0.19%	7/15/2023	146	145,877
Ford Credit Auto Lease Trust 2021-A A3	0.26%	2/15/2024	209	208,611
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	100	101,283
Ford Credit Auto Owner Trust 2018-REV2 A†	3.47%	1/15/2030	200	207,879
Ford Credit Auto Owner Trust 2019-REV1 A†	3.52%	7/15/2030	200	209,781
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	155	154,304
Ford Credit Auto Owner Trust 2021-A A2	0.17%	10/15/2023	183	182,667
Ford Credit Auto Owner Trust REV1 2021-1 A†	1.37%	10/17/2033	150	148,387
Foursight Capital Automobile Receivables Trust 2020-1 A3†	2.05%	10/15/2024	53	53,619
GLS Auto Receivables Issuer Trust 2021-3A A†	0.42%	1/15/2025	225	224,993
GM Financial Automobile Leasing Trust 2020-2 A3	0.80%	7/20/2023	73	73,117
GM Financial Automobile Leasing Trust 2020-3 A4	0.51%	10/21/2024	363	362,677
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	26	26,461
GM Financial Consumer Automobile Receivables Trust 2020-4 A3	0.38%	8/18/2025	195	194,242
GM Financial Consumer Automobile Receivables Trust 2021-1 A2	0.23%	11/16/2023	65	65,370
GM Financial Consumer Automobile Receivables Trust 2021-1 A3	0.35%	10/16/2025	126	125,236
GM Financial Leasing Trust 2021-1 A2	0.17%	4/20/2023	203	202,480
GM Financial Leasing Trust 2021-1 A3	0.26%	2/20/2024	267	266,213
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	255	251,773
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	175	173,508
Honda Auto Receivables Owner Trust 2020-2 A3	0.82%	7/15/2024	71	71,215
Honda Auto Receivables Owner Trust 2020-3 A3	0.37%	10/18/2024	156	155,594
Honda Auto Receivables Owner Trust 2021-1 A2	0.16%	7/21/2023	134	133,613

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Honda Auto Receivables Owner Trust 2021-2 A2	0.17%		11/15/2023	$245	$244,359
Hyundai Auto Lease Securitization Trust 2021-A A2†	0.25%		4/17/2023	67	66,540
Mercedes-Benz Auto Lease Trust 2021-A A2	0.18%		3/15/2023	51	50,996
Mercedes-Benz Auto Lease Trust 2021-A A3	0.25%		1/16/2024	139	138,594
Nissan Auto Lease Trust 2020-B A3	0.43%		10/16/2023	178	178,035
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%		7/14/2028	225	222,270
Santander Drive Auto Receivables Trust 2019-3 C	2.49%		10/15/2025	65	65,117
Santander Drive Auto Receivables Trust 2020-2 D	2.22%		9/15/2026	216	219,225
Santander Drive Auto Receivables Trust 2021-1 C	0.75%		2/17/2026	111	110,924
Santander Drive Auto Receivables Trust 2021-2 A2	0.28%		4/15/2024	103	103,252
Santander Drive Auto Receivables Trust 2021-2 D	1.35%		7/15/2027	135	134,298
Santander Drive Auto Receivables Trust 2021-3 A2	0.29%		5/15/2024	272	272,092
Santander Retail Auto Lease Trust 2019-B D†	3.31%		6/20/2024	72	73,141
Santander Retail Auto Lease Trust 2021-A A3†	0.51%		7/22/2024	305	302,995
Santander Retail Auto Lease Trust 2021-C A2†	0.29%		4/22/2024	135	134,751
Santander Retail Auto Lease Trust 2021-C A3†	0.50%		3/20/2025	140	138,970
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%		5/15/2023	40	40,339
Toyota Auto Receivables Owner Trust 2020-D A3	0.35%		1/15/2025	161	160,617
Volkswagen Auto Loan Enhanced Trust 2020-1 A3	0.98%		11/20/2024	120	119,836
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	86	87,627
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	25	24,904
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	94	94,624
Westlake Automobile Receivables Trust 2021-2A A2A†	0.32%		4/15/2025	284	283,375
Westlake Automobile Receivables Trust 2021-2A C†	0.89%		7/15/2026	100	99,124
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%		2/15/2024	91	90,764
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	49	49,614
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	15	15,221
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	45	45,513
Total					10,837,449

Credit Card 0.41%
Capital One Multi-Asset Execution Trust 2019-A2 A2	1.72%		8/15/2024	41	41,341
Master Credit Card Trust II Series 2018-1A A†	0.593% (1 Mo. LIBOR + .49%	)#	7/21/2024	100	100,306
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	100	101,664
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	97	97,324

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Card (continued)
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	$8	$8,076
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	140	141,657
Total					490,368

Other 12.83%
ACAM Ltd. 2019-FL1 A†	1.565% (1 Mo. SOFR + 1.51%	)#	11/17/2034	168	168,445
ACREC Ltd. 2021-FL1 A†	1.254% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	300	299,598
ACRES Commercial Realty Ltd. FL2 A†	1.49% (1 Mo. LIBOR + 1.40%	)#	1/15/2037	430	430,006
Affirm Asset Securitization Trust 2021-B A†	1.03%		8/17/2026	175	173,918
AMMC CLO Ltd. 2016-19A BR†	1.924% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	250	250,197
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	9	9,281
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	34	34,777
Apidos CLO XXII 2015-22A A1R†	1.192% (3 Mo. LIBOR + 1.06%	)#	4/20/2031	250	250,062
Apidos CLO XXIV 2016-24A A1AL†	1.082% (3 Mo. LIBOR + .95%	)#	10/20/2030	250	249,869
Apidos CLO XXXI 2019-31A A1R†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2031	250	250,202
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	215	212,878
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	1.26% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	100	100,019
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A†	1.21% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	110	109,924
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	1.18% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	150	149,813
ARES L CLO Ltd. 2018-50A AR†	1.174% (3 Mo. LIBOR + 1.05%	)#	1/15/2032	250	249,822
Bain Capital Credit CLO Ltd. 2017-1A A1R†	1.102% (3 Mo. LIBOR + .97%	)#	7/20/2030	250	249,774
Bain Capital Credit CLO Ltd. 2020-5A A1†	1.352% (3 Mo. LIBOR + 1.22%	)#	1/20/2032	250	250,121

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Barings CLO Ltd. 2019-3A A1R†	1.202% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	$250	$249,813
BDS Ltd. 2021-FL7 A†	1.178% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	200	199,880
Benefit Street Partners CLO IV Ltd. 2014-IVA ARRR†	1.312% (3 Mo. LIBOR + 1.18%	)#	1/20/2032	250	250,121
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2029	250	249,979
BSPRT Issuer Ltd. 2019 FL5 A†	1.26% (1 Mo. LIBOR + 1.15%	)#	5/15/2029	74	73,462
BSPRT Issuer Ltd. 2021-FL7 A†	1.42% (1 Mo. LIBOR + 1.32%	)#	12/15/2038	240	240,344
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2031	250	249,934
Carlyle US CLO Ltd. 2017-3A A1AR†	1.032% (3 Mo. LIBOR + .90%	)#	7/20/2029	250	250,077
Carlyle US CLO Ltd. 2019-1A A1AR†	1.212% (3 Mo. LIBOR + 1.08%	)#	4/20/2031	250	249,852
Cedar Funding X CLO Ltd. 2019-10A AR†	Zero Coupon	#(a)	10/20/2032	250	250,024
Cedar Funding XI Clo Ltd. 2019-11A A1R†	1.226% (3 Mo. LIBOR + 1.05%	)#	5/29/2032	220	219,836
Cedar Funding XIV CLO Ltd. 2021-14A A†	1.224% (3 Mo. LIBOR + 1.10%	)#	7/15/2033	250	249,696
CIFC Funding II Ltd. 2013-2A A1L2†	Zero Coupon	#(a)	10/18/2030	250	249,950
CoreVest American Finance Trust 2018-1 A†	3.804%		6/15/2051	39	39,286
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026	120	119,584
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031	28	28,842
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	23	23,561
DLL LLC 2018-1 A4†	3.27%		4/17/2026	14	14,436
Dryden Senior Loan Fund 2017-47A A1R†	1.104% (3 Mo. LIBOR + .98%	)#	4/15/2028	250	249,902
Elmwood CLO X Ltd. 2021-3A A†	1.13% (3 Mo. LIBOR + 1.04%	)#	10/20/2034	250	249,897
Galaxy XIX CLO Ltd. 2015-19A A1RR†	1.074% (3 Mo. LIBOR + .95%	)#	7/24/2030	150	149,919
Greystone CRE Notes Ltd. 2021-FL3 A†	1.13% (1 Mo. LIBOR + 1.02%	)#	7/15/2039	170	169,162

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	1.204% (3 Mo. LIBOR + 1.08%	)#	7/25/2027	$7	$6,722
HGI CRE CLO Ltd. 2021-FL2 A†	1.108% (1 Mo. LIBOR + 1.00%	)#	9/17/2036	300	299,447
HPEFS Equipment Trust 2020-1A B†	1.89%		2/20/2030	100	100,661
JFIN CLO Ltd. 2013-1A A1NR†	1.522% (3 Mo. LIBOR + 1.39%	)#	1/20/2030	129	129,280
Kayne CLO II Ltd. 2018-2A AR†	1.204% (3 Mo. LIBOR + 1.08%	)#	10/15/2031	250	249,867
KKR CLO 28 Ltd. A†	1.343% (3 Mo. LIBOR + 1.14%	)#	3/15/2031	250	249,878
KKR CLO Ltd. 24 A1R†	1.212% (3 Mo. LIBOR + 1.08%	)#	4/20/2032	250	249,808
Lendmark Funding Trust 2021-2A A†	2.00%		4/20/2032	260	258,791
LFT CRE Ltd. 2021-FL1 B†	1.86% (1 Mo. LIBOR + 1.75%	)#	6/15/2039	200	199,990
LoanCore Issuer Ltd. 2019-CRE2 C†	2.11% (1 Mo. LIBOR + 2.00%	)#	5/15/2036	430	429,446
M360 LLC 2019-CRE2 A†	1.565% (1 Mo. SOFR + 1.51%	)#	9/15/2034	81	81,443
Madison Park Funding XI Ltd. 2013-11A AR2†	1.024% (3 Mo. LIBOR + .90%	)#	7/23/2029	249	249,015
Magnetite Ltd. 2021-29A A†	1.114% (3 Mo. LIBOR + .99%	)#	1/15/2034	250	249,879
Mariner Finance Issuance Trust 2021-BA A†	2.10%		11/20/2036	120	119,674
MF1 Ltd. 2021-FL7 A†	1.188% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	240	239,259
MF1 Ltd. 2021-FL7 AS†	1.558% (1 Mo. LIBOR + 1.45%	)#	10/16/2036	230	229,443
Mountain View CLO LLC 2017-1A AR†	1.212% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	250	250,090
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	19	19,697
New Economy Assets Phase 1 Sponsor LLC 2021-1 A1†	1.91%		10/20/2061	130	127,670
OCP CLO Ltd. 2019-17A A1R†	1.172% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	300	300,258
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	1.074% (3 Mo. LIBOR + .95%	)#	7/15/2029	250	249,938
Octagon Investment Partners XVII Ltd. A1R2†	1.124% (3 Mo. LIBOR + 1.00%	)#	1/25/2031	250	250,070

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Octagon Investment Partners XXI Ltd. 2014-1A AAR3†	1.156% (3 Mo. LIBOR + 1.00%	)#	2/14/2031	$250		$249,743
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	71		70,446
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100		103,267
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	32		31,618
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031	100		100,119
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	21		21,481
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	136		135,608
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	108		107,455
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	97		99,087
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	–	(b)	333
Progress Residential 2021-SFR8 Trust F†	3.181%		10/17/2038	290		283,444
Romark CLO Ltd. 2017-1A A2R†	1.774% (3 Mo. LIBOR + 1.65%	)#	10/23/2030	340		339,388
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	11		10,929
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	177		179,467
SCF Equipment Leasing LLC 2021-1A A3†	0.83%		8/21/2028	500		498,538
SLC Student Loan Trust 2008-1 A4A	1.803% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	38		38,125
TCI-Flatiron CLO Ltd. 2018-1A ANR†	1.189% (3 Mo. LIBOR + 1.06%	)#	1/29/2032	250		249,814
TICP CLO XIV Ltd. 2019-14A A1R†	Zero Coupon	#(a)	10/20/2032	260		260,003
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031	103		102,879
Upstart Securitization Trust 2021-5 A†	1.31%		11/20/2031	240		239,230
Verizon Owner Trust 2020-B A	0.47%		2/20/2025	136		135,665
Verizon Owner Trust 2020-C A	0.41%		4/21/2025	205		204,102
Total						15,467,330

Student Loan 0.83%
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	115		115,185
Navient Private Education Refi Loan Trust 2021-CA A†	1.06%		10/15/2069	269		264,894
Navient Private Education Refi Loan Trust 2021-FA A†	1.11%		2/18/2070	193		189,561
Nelnet Student Loan Trust 2021-A APT1†	1.36%		4/20/2062	107		104,831
SMB Private Education Loan Trust 2021-A A1†	0.61% (1 Mo. LIBOR + .50%	)#	1/15/2053	41		40,929

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Student Loan (continued)
TCI-Flatiron CLO Ltd. 2016-1A AR2†	1.272% (3 Mo. LIBOR + 1.15%	)#	1/17/2032	$250		$250,104
Towd Point Asset Trust 2018-SL1 A†	0.703% (1 Mo. LIBOR + .60%	)#	1/25/2046	43		42,977
Total						1,008,481
Total Asset-Backed Securities (cost $29,246,669)						29,224,285

				Shares (000)

COMMON STOCKS 0.00%

Miscellaneous Financials
UTEX Industries, Inc. (cost $210)				–	(c)	317

				Principal Amount (000)

CONVERTIBLE BONDS 0.09%

Internet
Weibo Corp. (China)(d) (cost $108,299)	1.25%		11/15/2022	$110		107,800

CORPORATE BONDS 44.48%

Aerospace/Defense 0.75%
Boeing Co. (The)	4.875%		5/1/2025	451		493,809
Bombardier, Inc. (Canada)†(d)	7.125%		6/15/2026	111		115,296
Howmet Aerospace, Inc.	5.125%		10/1/2024	34		36,679
Howmet Aerospace, Inc.	6.875%		5/1/2025	128		147,315
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025	17		17,506
TransDigm, Inc.†	8.00%		12/15/2025	86		90,836
Total						901,441

Agriculture 1.28%
BAT Capital Corp.	2.789%		9/6/2024	54		55,668
BAT Capital Corp.	3.222%		8/15/2024	832		865,236
Imperial Brands Finance plc (United Kingdom)†(d)	3.125%		7/26/2024	400		413,564
Reynolds American, Inc.	4.45%		6/12/2025	14		15,132
Viterra Finance BV (Netherlands)†(d)	2.00%		4/21/2026	200		198,917
Total						1,548,517

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Airlines 0.27%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(d)	3.875%	3/15/2023	$11	$11,009
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(d)	5.00%	12/15/2023	97	99,332
American Airlines 2014-1 Class B Pass-Through Trust	4.375%	10/1/2022	38	38,242
American Airlines Group, Inc.†	3.75%	3/1/2025	92	86,121
British Airways 2013-1 Class A Pass Through Trust (United Kingdom)†(d)	4.625%	6/20/2024	32	33,468
Hawaiian Airlines 2013-1 Class B Pass-Through Certificates	4.95%	1/15/2022	50	50,419
United Airlines 2014-1 Class B Pass-Through Trust	4.75%	4/11/2022	6	6,238
Total				324,829

Apparel 0.12%
PVH Corp.	4.625%	7/10/2025	38	41,418
William Carter Co. (The)†	5.50%	5/15/2025	101	104,888
Total				146,306

Auto Manufacturers 2.48%
Daimler Trucks Finance North America LLC†	1.625%	12/13/2024	150	151,225
Ford Motor Credit Co. LLC	2.979%	8/3/2022	300	301,915
Ford Motor Credit Co. LLC	3.087%	1/9/2023	200	203,644
Ford Motor Credit Co. LLC	4.25%	9/20/2022	306	311,910
Ford Motor Credit Co. LLC	5.596%	1/7/2022	200	200,398
General Motors Co.	5.40%	10/2/2023	157	168,116
General Motors Financial Co., Inc.	2.75%	6/20/2025	134	138,382
General Motors Financial Co., Inc.	2.90%	2/26/2025	54	55,871
General Motors Financial Co., Inc.	3.70%	5/9/2023	139	143,188
General Motors Financial Co., Inc.	3.95%	4/13/2024	140	147,391
General Motors Financial Co., Inc.	4.25%	5/15/2023	23	23,945
General Motors Financial Co., Inc.	5.10%	1/17/2024	132	141,601
General Motors Financial Co., Inc.	5.25%	3/1/2026	61	68,469
Hyundai Capital America†	0.80%	1/8/2024	160	157,761
Hyundai Capital America†	0.875%	6/14/2024	160	156,984
Hyundai Capital America†	1.00%	9/17/2024	47	46,216
Hyundai Capital America†	1.25%	9/18/2023	218	217,910
Hyundai Capital America†	1.30%	1/8/2026	81	78,763
Hyundai Capital America†	1.50%	6/15/2026	91	88,550
Hyundai Capital America†	3.25%	9/20/2022	31	31,593
Hyundai Capital America†	5.875%	4/7/2025	137	153,398
Total				2,987,230

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Parts & Equipment 0.40%
ZF North America Capital, Inc.†	4.75%		4/29/2025	$450	$483,133

Banks 13.05%
ABN AMRO Bank NV (Netherlands)(d)	6.25%		4/27/2022	400	407,365
AIB Group plc (Ireland)†(d)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	400	421,446
Australia & New Zealand Banking Group Ltd. (Australia)†(d)	4.40%		5/19/2026	200	219,160
Bank of America Corp.	0.523% (SOFR + .41%	)#	6/14/2024	151	150,046
Bank of America Corp.	0.981% (SOFR + .91%	)#	9/25/2025	37	36,574
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	89	88,124
Bank of America Corp.	1.53% (SOFR + .65%	)#	12/6/2025	112	112,255
Bank of America Corp.	3.95%		4/21/2025	183	195,763
Bank of America Corp.	4.00%		1/22/2025	248	265,055
Bank of America Corp.	4.20%		8/26/2024	175	187,695
Bank of Ireland Group plc (Ireland)†(d)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	200	196,625
BankUnited, Inc.	4.875%		11/17/2025	211	232,151
Barclays plc (United Kingdom)(d)	4.375%		9/11/2024	200	213,859
BBVA Bancomer SA†	6.75%		9/30/2022	150	155,441
BNP Paribas SA (France)†(d)	4.705% (3 Mo. LIBOR + 2.24%	)#	1/10/2025	200	213,020
BPCE SA (France)†(d)	4.50%		3/15/2025	200	215,681
BPCE SA (France)†(d)	4.875%		4/1/2026	200	220,834
CIT Group, Inc.	3.929% (SOFR + 3.83%	)#	6/19/2024	41	42,373
CIT Group, Inc.	4.75%		2/16/2024	49	51,878
CIT Group, Inc.	5.00%		8/15/2022	50	51,179
CIT Group, Inc.	5.00%		8/1/2023	489	517,110
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	95	96,084
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	402	421,705
Citigroup, Inc.	3.142% (3 Mo. LIBOR + .72%	)#	1/24/2023	98	98,125
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	68	71,039

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Citigroup, Inc.	3.875%		3/26/2025	$59	$63,016
Citigroup, Inc.	4.05%		7/30/2022	55	56,129
Citigroup, Inc.	4.40%		6/10/2025	403	439,248
Credit Agricole SA (France)†(d)	4.375%		3/17/2025	200	215,097
Credit Suisse Group AG (Switzerland)†(d)	2.193% (SOFR + 2.04%	)#	6/5/2026	250	251,610
Credit Suisse Group AG (Switzerland)(d)	3.75%		3/26/2025	250	265,489
Danske Bank A/S (Denmark)†(d)	0.976% (1 Yr. Treasury CMT + .55%	)#	9/10/2025	200	197,036
Danske Bank A/S (Denmark)†(d)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	400	399,994
Danske Bank A/S (Denmark)†(d)	1.621% (1 Yr. Treasury CMT + 1.35%	)#	9/11/2026	200	197,215
Danske Bank A/S (Denmark)†(d)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	400	415,882
Danske Bank A/S (Denmark)†(d)	5.00%		1/12/2022	200	200,178
Danske Bank A/S (Denmark)†(d)	5.375%		1/12/2024	200	215,390
FNB Corp.	2.20%		2/24/2023	53	53,462
Goldman Sachs Group, Inc. (The)	0.627% (SOFR + .54%	)#	11/17/2023	55	54,869
Goldman Sachs Group, Inc. (The)	0.657% (SOFR + .51%	)#	9/10/2024	151	149,789
Goldman Sachs Group, Inc. (The)	0.914% (3 Mo. LIBOR + .75%	)#	2/23/2023	240	241,066
Goldman Sachs Group, Inc. (The)	1.124% (3 Mo. LIBOR + 1.00%	)#	7/24/2023	109	109,371
Goldman Sachs Group, Inc. (The)	1.217%		12/6/2023	60	60,166
Goldman Sachs Group, Inc. (The)	1.948% (SOFR + .91%	)#	10/21/2027	171	170,326
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025	109	118,981
HSBC Holdings plc (United Kingdom)(d)	0.732% (SOFR + .53%	)#	8/17/2024	200	198,288
HSBC Holdings plc (United Kingdom)(d)	0.976% (SOFR + .71%	)#	5/24/2025	200	197,687
ING Groep NV (Netherlands)(d)	4.70% (USD ICE 5 Yr. Swap rate + 1.94%	)#	3/22/2028	200	207,279
Intesa Sanpaolo SpA (Italy)†(d)	3.25%		9/23/2024	200	208,340
Intesa Sanpaolo SpA (Italy)†(d)	5.017%		6/26/2024	400	428,870
JPMorgan Chase & Co.	0.768% (SOFR + .49%	)#	8/9/2025	148	145,739

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
JPMorgan Chase & Co.	0.824% (SOFR + .54%	)#	6/1/2025	$172	$170,083
Lloyds Banking Group plc (United Kingdom)(d)	1.326% (1 Yr. Treasury CMT + 1.10%	)#	6/15/2023	526	526,940
Lloyds Banking Group plc (United Kingdom)(d)	4.582%		12/10/2025	200	218,368
Macquarie Group Ltd. (Australia)†(d)	1.201% (SOFR + .69%	)#	10/14/2025	76	75,379
Macquarie Group Ltd. (Australia)†(d)	1.34% (SOFR + 1.07%	)#	1/12/2027	65	63,276
Macquarie Group Ltd. (Australia)†(d)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	12	12,212
Macquarie Group Ltd. (Australia)†(d)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	75	77,715
Morgan Stanley	0.79% (SOFR + .53%	)#	5/30/2025	170	167,868
Morgan Stanley	0.791% (SOFR + .51%	)#	1/22/2025	187	185,190
Morgan Stanley	5.00%		11/24/2025	106	118,772
Natwest Group plc (United Kingdom)(d)	5.125%		5/28/2024	376	405,641
NatWest Markets plc (United Kingdom)†(d)	0.80%		8/12/2024	200	196,808
Popular, Inc.	6.125%		9/14/2023	23	24,502
Santander Holdings USA, Inc.	3.40%		1/18/2023	85	86,893
Santander Holdings USA, Inc.	3.45%		6/2/2025	144	151,199
Santander UK Group Holdings plc (United Kingdom)(d)	1.089% (SOFR + .79%	)#	3/15/2025	200	198,250
Standard Chartered plc (United Kingdom)†(d)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	400	395,905
Standard Chartered plc (United Kingdom)†(d)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	200	198,443
Standard Chartered plc (United Kingdom)†(d)	1.319% (1 Yr. Treasury CMT + 1.17%	)#	10/14/2023	200	200,200
Swedbank AB (Sweden)†(d)	1.30%		6/2/2023	200	201,335
Synovus Financial Corp.	3.125%		11/1/2022	44	44,718
UBS AG (United Kingdom)†(d)	1.75%		4/21/2022	200	200,639
UBS AG (Switzerland)(d)	5.125%		5/15/2024	600	643,247
UBS AG	7.625%		8/17/2022	613	636,774
UniCredit SpA (Italy)†(d)	7.83%		12/4/2023	350	390,400
Total					15,731,861

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Beverages 0.20%
Central American Bottling Corp. (Guatemala)†(d)	5.75%	1/31/2027	$229	$235,547

Building Materials 0.17%
Builders FirstSource, Inc.†	6.75%	6/1/2027	195	205,936

Chemicals 0.32%
Celanese US Holdings LLC	4.625%	11/15/2022	160	165,184
NOVA Chemicals Corp. (Canada)†(d)	4.875%	6/1/2024	26	26,874
Orbia Advance Corp. SAB de CV (Mexico)†(d)	1.875%	5/11/2026	200	197,289
Total				389,347

Commercial Services 0.21%
IHS Markit Ltd. (United Kingdom)(d)	4.125%	8/1/2023	71	74,365
Sabre GLBL, Inc.†	7.375%	9/1/2025	100	104,636
Triton Container International Ltd.†	0.80%	8/1/2023	46	45,563
Triton Container International Ltd.†	1.15%	6/7/2024	30	29,588
Total				254,152

Computers 0.46%
CA Magnum Holdings (Mauritius)†(d)	5.375%	10/31/2026	200	207,250
Dell International LLC/EMC Corp.	5.45%	6/15/2023	139	146,679
Dell International LLC/EMC Corp.	5.85%	7/15/2025	23	26,090
Dell International LLC/EMC Corp.	6.02%	6/15/2026	155	179,335
Total				559,354

Cosmetics/Personal Care 0.10%
Coty, Inc.†	5.00%	4/15/2026	116	119,646

Diversified Financial Services 3.80%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	1.75%	10/29/2024	150	149,732
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	6.50%	7/15/2025	198	226,420
Air Lease Corp.	4.25%	2/1/2024	33	34,787
Aircastle Ltd.	4.40%	9/25/2023	184	192,867
Aircastle Ltd.	5.00%	4/1/2023	107	111,725
Aircastle Ltd.†	5.25%	8/11/2025	113	124,360
Alliance Data Systems Corp.†	4.75%	12/15/2024	120	122,568
Alliance Data Systems Corp.†	7.00%	1/15/2026	129	135,591
Ally Financial, Inc.	1.45%	10/2/2023	23	23,115
Ally Financial, Inc.	3.875%	5/21/2024	266	280,473
Ally Financial, Inc.	4.625%	3/30/2025	61	66,329

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
Ally Financial, Inc.	5.125%		9/30/2024	$295	$322,545
Ally Financial, Inc.	5.75%		11/20/2025	110	124,174
Aviation Capital Group LLC†	1.95%		1/30/2026	53	51,748
Aviation Capital Group LLC†	3.875%		5/1/2023	92	94,733
Aviation Capital Group LLC†	5.50%		12/15/2024	109	119,338
Avolon Holdings Funding Ltd. (Ireland)†(d)	2.125%		2/21/2026	45	44,208
Avolon Holdings Funding Ltd. (Ireland)†(d)	3.625%		5/1/2022	26	26,170
Avolon Holdings Funding Ltd. (Ireland)†(d)	4.25%		4/15/2026	42	44,551
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.125%		10/1/2023	152	160,172
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%		5/15/2024	152	163,156
Citigroup Global Markets Holdings, Inc.	0.75%		6/7/2024	117	115,587
Discover Financial Services	5.20%		4/27/2022	144	146,098
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	78	73,989
Muthoot Finance Ltd. (India)†(d)	4.40%		9/2/2023	200	204,500
Muthoot Finance Ltd. (India)†(d)	6.125%		10/31/2022	200	206,200
Navient Corp.	5.50%		1/25/2023	174	181,430
Navient Corp.	5.875%		10/25/2024	144	153,684
Navient Corp.	6.125%		3/25/2024	84	89,649
OneMain Finance Corp.	5.625%		3/15/2023	26	27,186
OneMain Finance Corp.	6.125%		3/15/2024	139	147,539
OneMain Finance Corp.	8.25%		10/1/2023	50	55,302
Park Aerospace Holdings Ltd. (Ireland)†(d)	4.50%		3/15/2023	145	149,697
Park Aerospace Holdings Ltd. (Ireland)†(d)	5.25%		8/15/2022	16	16,354
Park Aerospace Holdings Ltd. (Ireland)†(d)	5.50%		2/15/2024	228	244,617
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	2.875%		10/15/2026	151	150,070
Total					4,580,664

Electric 2.59%
AES Corp. (The)†	3.30%		7/15/2025	135	140,252
Alexander Funding Trust†	1.841%		11/15/2023	163	163,628
Ausgrid Finance Pty Ltd. (Australia)†(d)	3.85%		5/1/2023	225	231,171
Calpine Corp.†	5.25%		6/1/2026	96	98,613
Comision Federal de Electricidad (Mexico)†(d)	4.875%		1/15/2024	200	212,808
FirstEnergy Corp.	3.35%		7/15/2022	278	279,209
FirstEnergy Transmission LLC†	4.35%		1/15/2025	150	159,587
Jersey Central Power & Light Co.†	4.70%		4/1/2024	146	155,325
NextEra Energy Capital Holdings, Inc.	0.43% (3 Mo. LIBOR + .27%	)#	2/22/2023	199	198,713

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
NextEra Energy Capital Holdings, Inc.	0.898% (3 Mo. LIBOR + .72%	)#	2/25/2022	$200	$200,179
NRG Energy, Inc.†	3.75%		6/15/2024	235	245,321
OGE Energy Corp.	0.703%		5/26/2023	17	16,928
Pacific Gas and Electric Co.	1.367%		3/10/2023	120	119,282
Pacific Gas and Electric Co.	3.15%		1/1/2026	315	322,553
Pacific Gas and Electric Co.	3.25%		6/15/2023	106	108,003
Pacific Gas and Electric Co.	3.75%		2/15/2024	47	48,761
San Diego Gas & Electric Co.	1.914%		2/1/2022	2	2,145
TransAlta Corp. (Canada)(d)	4.50%		11/15/2022	105	106,705
Vistra Operations Co. LLC†	3.55%		7/15/2024	301	310,149
Total					3,119,332

Electronics 0.09%
Flex Ltd.	3.75%		2/1/2026	102	109,042

Energy-Alternate Sources 0.03%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%		1/15/2026	37	38,247

Engineering & Construction 0.03%
Fluor Corp.	3.50%		12/15/2024	40	41,887

Entertainment 0.44%
Caesars Entertainment, Inc.†	6.25%		7/1/2025	102	107,192
Caesars Entertainment, Inc.†	8.125%		7/1/2027	71	78,714
International Game Technology plc†	4.125%		4/15/2026	200	206,262
Live Nation Entertainment, Inc.†	4.875%		11/1/2024	53	53,586
Vail Resorts, Inc.†	6.25%		5/15/2025	87	90,567
Total					536,321

Food 0.29%
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%		4/15/2025	112	115,421
Fresh Market, Inc. (The)†	9.75%		5/1/2023	41	42,228
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%		2/15/2028	67	72,390
Pilgrim’s Pride Corp.†	5.875%		9/30/2027	88	93,015
US Foods, Inc.†	6.25%		4/15/2025	25	26,058
Total					349,112

Forest Products & Paper 0.10%
West Fraser Timber Co., Ltd. (Canada)†(d)	4.35%		10/15/2024	115	123,039

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas 0.57%
Atmos Energy Corp.	0.625%	3/9/2023	$62	$61,779
National Fuel Gas Co.	3.75%	3/1/2023	25	25,559
National Fuel Gas Co.	5.50%	1/15/2026	176	196,835
National Fuel Gas Co.	7.395%	3/30/2023	25	26,332
ONE Gas, Inc.	0.85%	3/11/2023	131	130,883
ONE Gas, Inc.	1.10%	3/11/2024	250	248,760
Total				690,148

Health Care-Services 0.85%
Centene Corp.	4.25%	12/15/2027	155	161,856
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	194	194,694
HCA, Inc.	5.00%	3/15/2024	116	124,801
HCA, Inc.	5.25%	4/15/2025	237	262,380
HCA, Inc.	5.375%	2/1/2025	104	114,431
HCA, Inc.	8.36%	4/15/2024	46	52,708
Legacy LifePoint Health LLC†	6.75%	4/15/2025	69	72,003
Select Medical Corp.†	6.25%	8/15/2026	36	38,179
Total				1,021,052

Home Builders 0.19%
Lennar Corp.	4.50%	4/30/2024	67	71,249
Lennar Corp.	4.75%	11/15/2022	59	60,401
Lennar Corp.	4.75%	5/30/2025	33	36,138
Lennar Corp.	4.875%	12/15/2023	12	12,736
Toll Brothers Finance Corp.	4.375%	4/15/2023	30	31,007
Toll Brothers Finance Corp.	4.875%	11/15/2025	20	22,096
Total				233,627

Housewares 0.12%
Newell Brands, Inc.	4.35%	4/1/2023	116	119,625
Newell Brands, Inc.	4.875%	6/1/2025	20	21,825
Total				141,450

Insurance 0.72%
CNO Financial Group, Inc.	5.25%	5/30/2025	280	309,333
CNO Global Funding †	1.75%	10/7/2026	150	148,272
F&G Global Funding†	0.90%	9/20/2024	59	58,158
F&G Global Funding†	1.75%	6/30/2026	56	55,708
GA Global Funding Trust†	0.80%	9/13/2024	150	147,188
Kemper Corp.	4.35%	2/15/2025	44	47,013

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
USI, Inc.†	6.875%	5/1/2025	$102	$102,877
Total				868,549

Internet 0.79%
Baidu, Inc. (China)(d)	3.875%	9/29/2023	200	208,615
E*TRADE Financial Corp.	2.95%	8/24/2022	36	36,512
Netflix, Inc.†	3.625%	6/15/2025	186	196,203
Netflix, Inc.	4.375%	11/15/2026	85	94,249
Uber Technologies, Inc.†	7.50%	5/15/2025	83	87,329
Uber Technologies, Inc.†	8.00%	11/1/2026	99	105,582
VeriSign, Inc.	5.25%	4/1/2025	19	20,967
Weibo Corp. (China)(d)	3.50%	7/5/2024	200	206,067
Total				955,524

Iron-Steel 0.40%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(d)	8.75%	7/15/2026	114	118,679
CSN Resources SA (Brazil)†(d)	7.625%	4/17/2026	200	210,211
Steel Dynamics, Inc.	5.00%	12/15/2026	102	104,853
Vale Overseas Ltd. (Brazil)(d)	6.25%	8/10/2026	37	42,882
Total				476,625

Leisure Time 0.09%
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	94	105,399

Lodging 0.36%
Hyatt Hotels Corp.	1.30%	10/1/2023	75	75,026
Hyatt Hotels Corp.	1.80%	10/1/2024	57	57,060
MGM Resorts International	6.75%	5/1/2025	49	51,254
Travel + Leisure Co.	6.60%	10/1/2025	49	54,562
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023	164	165,405
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	31	31,479
Total				434,786

Machinery-Diversified 0.33%
CNH Industrial Capital LLC	4.375%	4/5/2022	79	79,711
CNH Industrial NV (United Kingdom)(d)	4.50%	8/15/2023	88	92,477
Granite US Holdings Corp.†	11.00%	10/1/2027	105	114,293
Westinghouse Air Brake Technologies Corp.	3.20%	6/15/2025	17	17,707
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024	92	97,370
Total				401,558

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media 0.51%
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027	$22	$22,687
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.50%	5/1/2026	8	8,251
DISH DBS Corp.	5.875%	7/15/2022	128	130,243
iHeartCommunications, Inc.	6.375%	5/1/2026	115	119,948
Nexstar Media, Inc.†	5.625%	7/15/2027	34	35,884
Univision Communications, Inc.†	5.125%	2/15/2025	144	145,619
Ziggo BV (Netherlands)†(d)	5.50%	1/15/2027	150	154,299
Total				616,931

Mining 1.38%
Alcoa Nederland Holding BV (Netherlands)†(d)	5.50%	12/15/2027	200	214,276
Anglo American Capital plc (United Kingdom)†(d)	3.625%	9/11/2024	200	210,074
First Quantum Minerals Ltd. (Canada)†(d)	7.25%	4/1/2023	200	202,555
FMG Resources August 2006 Pty Ltd. (Australia)†(d)	5.125%	5/15/2024	10	10,611
Freeport-McMoRan, Inc.	3.875%	3/15/2023	17	17,595
Freeport-McMoRan, Inc.	4.55%	11/14/2024	252	270,314
Glencore Finance Canada Ltd. (Canada)†(d)	4.25%	10/25/2022	142	145,921
Glencore Funding LLC†	1.625%	4/27/2026	54	53,032
Glencore Funding LLC†	4.125%	5/30/2023	211	219,701
Glencore Funding LLC†	4.125%	3/12/2024	102	107,307
Glencore Funding LLC†	4.625%	4/29/2024	28	29,920
Kinross Gold Corp. (Canada)(d)	5.95%	3/15/2024	129	140,023
Novelis Corp.†	3.25%	11/15/2026	37	37,367
Total				1,658,696

Miscellaneous Manufacturing 0.13%
Gates Global LLC/Gates Corp.†	6.25%	1/15/2026	12	12,403
Pentair Finance Sarl (Luxembourg)(d)	3.15%	9/15/2022	137	138,406
Total				150,809

Oil & Gas 4.43%
Cenovus Energy, Inc. (Canada)(d)	5.375%	7/15/2025	107	118,175
Continental Resources, Inc.†	2.268%	11/15/2026	44	43,716
Continental Resources, Inc.	3.80%	6/1/2024	46	48,060
Continental Resources, Inc.	4.50%	4/15/2023	245	252,769
Coterra Energy, Inc.†	4.375%	6/1/2024	140	148,123
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	178	182,213
Devon Energy Corp.	5.25%	9/15/2024	63	68,199
Devon Energy Corp.	5.25%	10/15/2027	112	118,159
Devon Energy Corp.	8.25%	8/1/2023	110	120,215

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Diamondback Energy, Inc.	2.875%	12/1/2024	$252	$261,604
Diamondback Energy, Inc.	4.75%	5/31/2025	47	51,527
Endeavor Energy Resources LP/EER Finance, Inc.†	6.625%	7/15/2025	150	158,882
EQT Corp.†	3.125%	5/15/2026	34	34,944
EQT Corp.	6.625%	2/1/2025	30	33,863
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(d)	6.51%	3/7/2022	200	202,000
Hess Corp.	3.50%	7/15/2024	93	97,108
Laredo Petroleum, Inc.	9.50%	1/15/2025	125	127,630
Lukoil Capital DAC (Ireland)†(d)	2.80%	4/26/2027	200	197,327
Lundin Energy Finance BV (Netherlands)†(d)	2.00%	7/15/2026	200	198,803
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	103	105,707
Matador Resources Co.	5.875%	9/15/2026	208	214,522
MEG Energy Corp. (Canada)†(d)	6.50%	1/15/2025	107	108,854
Murphy Oil Corp.	6.875%	8/15/2024	51	52,136
Newfield Exploration Co.	5.625%	7/1/2024	103	113,451
Occidental Petroleum Corp.	5.55%	3/15/2026	161	179,415
Occidental Petroleum Corp.	6.95%	7/1/2024	160	178,082
Ovintiv Exploration, Inc.	5.375%	1/1/2026	107	118,718
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	105	107,657
PDC Energy, Inc.	5.75%	5/15/2026	54	55,871
PDC Energy, Inc.	6.125%	9/15/2024	29	29,394
Petroleos Mexicanos (Mexico)(d)	5.375%	3/13/2022	51	51,509
Petroleos Mexicanos (Mexico)(d)	6.875%	8/4/2026	97	106,782
PT Pertamina Persero (Indonesia)†(d)	4.875%	5/3/2022	200	202,863
Range Resources Corp.	9.25%	2/1/2026	228	246,026
Reliance Industries Ltd. (India)†(d)	5.40%	2/14/2022	350	351,618
SM Energy Co.†	10.00%	1/15/2025	109	120,080
Suncor Energy Ventures Corp. (Canada)†(d)	4.50%	4/1/2022	135	135,013
Suncor Energy, Inc. (Canada)(d)	7.875%	6/15/2026	20	24,410
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(d)	2.625%	8/15/2025	200	200,729
Valero Energy Corp.	2.85%	4/15/2025	52	53,906
Viper Energy Partners LP†	5.375%	11/1/2027	120	124,094
Total				5,344,154

Oil & Gas Services 0.05%
Oceaneering International, Inc.	4.65%	11/15/2024	54	54,270

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals 1.04%
Bayer US Finance II LLC†	1.213% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	$425	$428,702
Bayer US Finance II LLC†	3.875%		12/15/2023	200	209,098
Bayer US Finance II LLC†	4.25%		12/15/2025	300	324,769
Becton Dickinson & Co.	1.21% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	291	292,050
Total					1,254,619

Pipelines 2.19%
Buckeye Partners LP	3.95%		12/1/2026	110	112,229
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	152	168,575
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	440	486,980
Energy Transfer Operating LP	4.25%		3/15/2023	225	231,262
Energy Transfer Operating LP	5.875%		1/15/2024	201	216,422
Kinder Morgan, Inc.	1.404% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	110	110,936
NOVA Gas Transmission Ltd. (Canada)(d)	7.875%		4/1/2023	110	118,945
ONEOK, Inc.	7.50%		9/1/2023	116	126,159
Rattler Midstream LP†	5.625%		7/15/2025	97	100,977
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	602	629,817
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	250	272,030
Texas Eastern Transmission LP†	2.80%		10/15/2022	14	14,154
Western Midstream Operating LP	1.972% (3 Mo. LIBOR + 1.85%	)#	1/13/2023	51	50,933
Total					2,639,419

REITS 1.17%
American Campus Communities Operating Partnership LP	3.30%		7/15/2026	100	105,466
Brixmor Operating Partnership LP	3.65%		6/15/2024	113	118,462
EPR Properties	4.50%		6/1/2027	105	110,945
EPR Properties	4.75%		12/15/2026	72	76,997
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	118	119,338
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	24	24,984
MPT Operating Partnership LP/MPT Finance Corp.	5.00%		10/15/2027	160	167,597
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	7.50%		6/1/2025	98	103,489
SL Green Operating Partnership LP	3.25%		10/15/2022	99	100,630
SL Green Realty Corp.	4.50%		12/1/2022	195	199,211
Starwood Property Trust, Inc.†	3.75%		12/31/2024	127	128,524

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
REITS (continued)
Vornado Realty LP	2.15%	6/1/2026	$51	$51,014
Vornado Realty LP	3.50%	1/15/2025	97	101,710
Total				1,408,367

Retail 0.53%
Arcos Dorados Holdings, Inc. (Uruguay)†(d)	5.875%	4/4/2027	100	103,543
Bath & Body Works, Inc.†	9.375%	7/1/2025	51	62,271
Brinker International, Inc.†	5.00%	10/1/2024	231	246,287
Carvana Co.†	5.625%	10/1/2025	47	47,059
Guitar Center, Inc.†	8.50%	1/15/2026	110	118,155
IRB Holding Corp.†	6.75%	2/15/2026	58	59,149
Total				636,464

Savings & Loans 0.09%
People’s United Financial, Inc.	3.65%	12/6/2022	102	103,992

Semiconductors 0.94%
Microchip Technology, Inc.	0.972%	2/15/2024	263	260,821
Microchip Technology, Inc.	2.67%	9/1/2023	229	233,963
Microchip Technology, Inc.	4.25%	9/1/2025	57	59,208
Microchip Technology, Inc.	4.333%	6/1/2023	125	130,335
Qorvo, Inc.†	1.75%	12/15/2024	58	58,098
SK Hynix, Inc. (South Korea)†(d)	1.00%	1/19/2024	200	197,845
SK Hynix, Inc. (South Korea)†(d)	1.50%	1/19/2026	200	195,849
Total				1,136,119

Telecommunications 0.20%
Altice France SA (France)†(d)	8.125%	2/1/2027	225	240,756

Toys/Games/Hobbies 0.20%
Mattel, Inc.	3.15%	3/15/2023	200	204,189
Mattel, Inc.†	3.375%	4/1/2026	40	41,063
Total				245,252

Trucking & Leasing 0.02%
Fortress Transportation and Infrastructure Investors LLC†	6.50%	10/1/2025	24	24,834
Total Corporate Bonds (cost $53,222,245)				53,628,343

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(e) 3.77%

Advertising 0.10%
ABG Intermediate Holdings 2 LLC 2021 Term Loan B	4.00% (3 Mo. LIBOR + 3.25%	)	9/27/2024	$116	$115,824

Airlines 0.10%
AAdvantage Loyalty IP Ltd. 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/20/2028	95	98,087
American Airlines, Inc. 2017 Incremental Term Loan	2.11% (3 Mo. LIBOR + 2.00%	)	12/15/2023	18	17,809
Total					115,896

Chemicals 0.10%
Axalta Coating Systems US Holdings Inc. USD Term Loan B3	1.974% (3 Mo. LIBOR + 1.75%)		6/1/2024	125	124,903

Commercial Services 0.17%
Global Payments, Inc. 2019 Term Loan	1.479% (1 Mo. LIBOR + 1.38%	)	7/9/2024	209	208,657	(f)

Diversified Financial Services 0.26%
Avolon TLB Borrower 1 (US) LLC Term Loan B3	2.50% (1 Mo. LIBOR + 1.75%	)	1/15/2025	176	175,765
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(d)	1.974% (3 Mo. LIBOR + 1.75%	)	10/6/2023	139	138,780
Total					314,545

Entertainment 0.28%
Scientific Games International, Inc. 2018 Term Loan B5	2.854%		8/14/2024	337	336,547

Government 0.14%
Seminole Tribe of Florida 2018 Term Loan B	1.854% (1 Mo. LIBOR + 1.75%)		7/8/2024	168	168,231

Health Care Services 0.40%
DaVita, Inc. 2020 Term Loan B	1.854% (1 Mo. LIBOR + 1.75%	)	8/12/2026	239	237,847
Humana Inc. Term Loan	1.049% (1 Mo. SOFR + 1.00)		10/30/2023	252	247,855	(f)
Total					485,702

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Leisure Time 0.26%
Carnival Corporation USD Term Loan B	3.75% (1 Mo. LIBOR + 3.00%	)	6/30/2025	$272	$270,033
Life Time Fitness, Inc. 2021 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	12/16/2024	39	38,831
Total					308,864

Lodging 0.27%
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	2.854% (1 Mo. LIBOR + 2.75%	)	12/23/2024	180	178,832
Hilton Worldwide Finance, LLC 2019 Term Loan B2	1.852% (3 Mo. LIBOR + 1.75%	)	6/22/2026	152	151,196
Total					330,028

Media 0.76%
Charter Communications Operating, LLC 2017 Term Loan A2	1.61% (1 Mo. LIBOR + 1.50%	)	3/31/2023	128	127,708
Charter Communications Operating, LLC 2019 Term Loan B1	1.86% (1 Mo. LIBOR + 1.75%	)	4/30/2025	421	420,872
Nexstar Broadcasting, Inc. Term Loan A5	1.599% (3 Mo. LIBOR + 1.50%	)	9/19/2024	116	116,120
Nielsen Finance LLC USD Term Loan B4	2.102% (1 Mo. LIBOR + 2.00%	)	10/4/2023	245	245,014
Total					909,714

Oil & Gas 0.10%
Hess Corporation Term Loan	2.11% (1 Mo. LIBOR + 2.00%	)	3/16/2023	123	122,757

Pipelines 0.11%
Cheniere Corpus Christi Holdings, LLC Delayed Draw Term Loan Tranche 2	1.854% (1 Mo. LIBOR + 1.75%	)	6/30/2024	134	133,931

Retail 0.17%
Panera Bread Company Term Loan A	2.375% (1 Mo. LIBOR + 2.25%	)	7/18/2022	208	205,584

Telecommunications 0.25%
AT&T Inc. 2021 Delayed Draw Term Loan	1.104% (1 Mo. LIBOR + 1.00%	)	3/23/2022	165	165,000	(f)

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
CenturyLink, Inc. 2020 Term Loan A	2.104% (1 Mo. LIBOR + 2.00%	)	1/31/2025	$141	$140,593
Total					305,593

Transportation 0.30%
XPO Logistics, Inc. 2018 Term Loan B	1.853% (1 Mo. LIBOR + 1.75%	)	2/24/2025	361	360,092
Total Floating Rate Loans (cost $4,555,947)					4,546,868

FOREIGN GOVERNMENT OBLIGATIONS(d) 0.18%

Egypt 0.17%
Republic of Egypt†	6.125%		1/31/2022	200	201,016

Romania 0.01%
Republic of Romania†	4.875%		1/22/2024	16	17,065
Total Foreign Government Obligations (cost $217,039)					218,081

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.12%
Government National Mortgage Assoc. 2014-112 A	3.00%	#(g)	1/16/2048	3	3,037
Government National Mortgage Assoc. 2014-64 IO	0.805%	#(g)	12/16/2054	17	964
Government National Mortgage Assoc. 2014-78 IO	Zero Coupon	#(g)	3/16/2056	12	93
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(g)	2/16/2053	11	11,162
Government National Mortgage Assoc. 2017-23 AB	2.60%		12/16/2057	16	15,976
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	27	27,893
Government National Mortgage Assoc. 2017-53 B	2.75%		3/16/2050	38	39,019
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	20	20,721
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	28	28,561
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $148,333)					147,426

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.06%
Federal Home Loan Mortgage Corp.	2.072% (12 Mo. LIBOR + 1.80%	)#	6/1/2041	5	4,986
Federal Home Loan Mortgage Corp.	2.157% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	4	4,603
Federal Home Loan Mortgage Corp.	2.164% (12 Mo. LIBOR + 1.85%	)#	6/1/2042	2	2,249
Federal National Mortgage Assoc.(b)	2.054% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	–	226

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.(b)	2.062% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	$–	$393
Federal National Mortgage Assoc.	2.066% (12 Mo. LIBOR + 1.82%	)#	1/1/2042	13	13,611
Federal National Mortgage Assoc.	2.068% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	3	3,077
Federal National Mortgage Assoc.	2.078% (12 Mo. LIBOR + 1.80%	)#	12/1/2040	1	895
Federal National Mortgage Assoc.	2.107% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	12	13,153	(h)
Federal National Mortgage Assoc.	2.16% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	7	7,602
Federal National Mortgage Assoc.	2.722% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	3	2,864
Federal National Mortgage Assoc.	2.735% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	10	10,007
Federal National Mortgage Assoc.	2.78% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	2	2,140
Federal National Mortgage Assoc.	2.923% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	4	4,243
Total Government Sponsored Enterprises Pass-Throughs (cost $69,586)					70,049

MUNICIPAL BONDS 0.06%

Miscellaneous
New York Transportation Development Corp.	1.61%		12/1/2022	20	20,108
State of Illinois	4.95%		6/1/2023	47	48,636
Total Municipal Bonds (cost $67,517)					68,744

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 18.26%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(g)	12/25/2059	20	20,087
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(g)	5/25/2065	33	33,130
Angel Oak Mortgage Trust 2021-4 A1†	1.035%	#(g)	1/20/2065	126	124,420
Angel Oak Mortgage Trust 2021-6 A1†	1.458%	#(g)	9/25/2066	188	186,242
Atrium Hotel Portfolio Trust 2017-ATRM A†	1.04% (1 Mo. LIBOR + .93%	)#	12/15/2036	100	99,918
Atrium Hotel Portfolio Trust 2018-ATRM B†	1.54% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	100	99,153
Atrium Hotel Portfolio Trust 2018-ATRM C†	1.76% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	100	98,675

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bayview MSR Opportunity Master Fund Trust 2021-INV4 A11†	0.90% (1 Mo. SOFR + .85%	)#	10/25/2051	$415	$409,737
BBCMS Mortgage Trust 2018-TALL A†	0.832% (1 Mo. LIBOR + .72%	)#	3/15/2037	200	197,983
BBCMS Trust 2018-BXH A†	1.11% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	68	68,317
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	84	83,706
BB-UBS Trust 2012-TFT B†	3.559%	#(g)	6/5/2030	100	94,409
BB-UBS Trust 2012-TFT C†	3.559%	#(g)	6/5/2030	100	88,402
Benchmark 2019-B12 Mortgage Trust TCA†	3.44%	#(g)	8/15/2052	203	203,964
Benchmark 2019-B12 Mortgage Trust TCB†	3.44%	#(g)	8/15/2052	225	222,707
BX 2021-MFM1 A†	0.81% (1 Mo. LIBOR + .70%	)#	1/15/2034	20	19,887
BX Commercial Mortgage Trust 2019-XL A†	1.03% (1 Mo. LIBOR + .92%	)#	10/15/2036	167	167,046
BX Commercial Mortgage Trust 2019-XL C†	1.36% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	85	84,958
BX Commercial Mortgage Trust 2019-XL D†	1.56% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	502	501,137
BX Commercial Mortgage Trust 2019-XL E†	1.91% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	85	84,950
BX Commercial Mortgage Trust 2021-ACNT A†	0.96% (1 Mo. LIBOR + .85%	)#	11/15/2026	240	240,027
BX Commercial Mortgage Trust 2021-ACNT D†	1.96% (1 Mo. LIBOR + 1.85%	)#	11/15/2026	100	99,665
BX Commercial Mortgage Trust 2021-XL2 A†	0.799% (1 Mo. LIBOR + .69%	)#	10/15/2038	470	467,764
BX Trust 2017-SLCT D†	2.16% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	9	8,919
BX Trust 2021-ARIA E†	2.355% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	390	388,818
BX Trust 2021-RISE B†	1.35% (1 Mo. LIBOR + 1.25%	)#	11/15/2036	430	430,178
BXHPP Trust 2021-FILM A†	0.76% (1 Mo. LIBOR + .65%	)#	8/15/2036	280	278,907
BXHPP Trust 2021-FILM B†	1.01% (1 Mo. LIBOR + .90%	)#	8/15/2036	290	287,215
BXP Trust 2017-CQHP A†	0.96% (1 Mo. LIBOR + .85%	)#	11/15/2034	43	42,743
CFCRE Commercial Mortgage Trust 2016-C6 XA	1.10%	#(g)	11/10/2049	180	7,953

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust 2016-C7 XA	0.681%	#(g)	12/10/2054	$181	$5,483
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	134	137,014
CHT Mortgage Trust 2017-CSMO A†	1.04% (1 Mo. LIBOR + .93%	)#	11/15/2036	660	660,484
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	6	6,056
Citigroup Commercial Mortgage Trust 2015-GC31 XA	0.344%	#(g)	6/10/2048	894	9,838
COMM 2014-UBS5 Mortgage Trust XB1†	0.099%	#(g)	9/10/2047	2,000	7,127
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	200	198,133
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	100	99,459
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	43	44,486
Commercial Mortgage Pass-Through Certificates 2013-CR18 A5	3.828%		7/15/2047	170	178,979
Commercial Mortgage Pass-Through Certificates 2013-CR6 A4	3.101%		3/10/2046	10	10,104
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	30	30,414
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	23	24,379
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	13	13,680
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA†	0.467%	#(g)	7/10/2050	74	831
Commercial Mortgage Pass-Through Certificates 2016-CD1 XA	1.389%	#(g)	8/10/2049	50	2,514
Commercial Mortgage Pass-Through Certificates 2020-SBX A†	1.67%		1/10/2038	42	41,801
Credit Suisse Commercial Mortgage Securities Corp. 2017-MOON C†	3.197%	#(g)	7/10/2034	109	109,300
Credit Suisse Commercial Mortgage Securities Corp. 2017-MOON X†	Zero Coupon	#(g)	7/10/2034	28,675	2,139
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	1.36% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	9	8,551
Credit Suisse Mortgage Capital Certificates 2016-C6 XA	1.866%	#(g)	1/15/2049	629	42,185
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	60	60,317

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.197%	#(g)	7/10/2034	$50	$50,204
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	1.09% (1 Mo. LIBOR + .98%	)#	5/15/2036	434	434,365
Credit Suisse Mortgage Capital Certificates 2020-NQM1 A1†	1.208%		5/25/2065	44	44,116
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	40	40,568
Credit Suisse Mortgage Capital Certificates Trust 2014-USA X1†	0.54%	#(g)	9/15/2037	978	16,915
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	1.06% (1 Mo. LIBOR + .95%	)#	12/15/2030	50	50,012
Credit Suisse Mortgage Capital Certificates Trust 2021-ADV A†	1.51% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	100	99,962
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM1 A1†	0.809%	#(g)	5/25/2065	63	62,944
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM3 A1†	1.015%	#(g)	4/25/2066	78	76,331
CSMC 2020-AFC1 Trust A1†	2.24%	#(g)	2/25/2050	55	55,706
CSMC 2021-NQM6 A1†	1.174%	#(g)	7/25/2066	282	279,197
CSMC 2021-NQM6 A2†	1.379%	#(g)	7/25/2066	188	186,135
DBGS Mortgage Trust 2021-W52 A†	1.505% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	160	161,780
DBGS Mortgage Trust 2021-W52 C†	2.41% (1 Mo. LIBOR + 2.30%	)#	10/15/2036	310	313,450
DBJPM Mortgage Trust 2016-C3 XA	1.443%	#(g)	8/10/2049	188	10,427
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	11	11,457
DBWF Mortgage Trust 2016-85T XA IO XA†	0.014%	#(g)	12/10/2036	3,140	7,662
DBWF Mortgage Trust 2018-AMXP A†	3.747%	#(g)	5/5/2035	325	325,267
DBWF Mortgage Trust 2018-AMXP B†	3.996%	#(g)	5/5/2035	100	99,851
DBWF Mortgage Trust 2018-AMXP C†	3.83%	#(g)	5/5/2035	100	99,733
DBWF Mortgage Trust 2018-GLKS A†	1.134% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	100	99,909
DBWF Mortgage Trust 2018-GLKS C†	1.854% (1 Mo. LIBOR + 1.75%	)#	12/19/2030	100	99,822
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(g)	1/25/2060	31	31,232

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(g)	8/25/2066	$281	$277,606
ELP Commercial Mortgage Trust 2021-ELP D†	1.629% (1 Mo. LIBOR + 1.52%	)#	11/15/2038	100	99,613
EQUS Mortgage Trust 2021-EQAZ B†	1.21% (1 Mo. LIBOR + 1.10%	)#	10/15/2038	100	99,707
EQUS Mortgage Trust 2021-EQAZ C†	1.46% (1 Mo. LIBOR + 1.35%	)#	10/15/2038	100	99,722
EQUS Mortgage Trust 2021-EQAZ D†	1.76% (1 Mo. LIBOR + 1.65%	)#	10/15/2038	100	99,741
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	100	102,295
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	100	102,167
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	0.90% (1 Mo. SOFR + .85%	)#	9/25/2041	125	125,043
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	23	23,228
Great Wolf Trust 2019-WOLF B†	1.444% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	50	49,842
Great Wolf Trust 2019-WOLF C†	1.743% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	300	298,531
Great Wolf Trust 2019-WOLF E†	2.842% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	15	14,586
GS Mortgage Securities Corp Trust 2017-485L XB†	0.111%	#(g)	2/10/2037	1,590	11,702
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	214	216,125
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	100	101,050
GS Mortgage Securities Corp. II 2021-ARDN A†	1.36% (1 Mo. LIBOR + 1.25%	)#	11/15/2036	360	356,842
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	100	99,764
GS Mortgage Securities Corp. Trust 2017-STAY A†	1.46% (1 Mo. LIBOR + 1.35%	)#	7/15/2032	100	100,151
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.06% (1 Mo. LIBOR + .95%	)#	7/15/2035	100	99,235
GS Mortgage Securities Corp. Trust 2019-70P B†	1.43% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	56	55,185
GS Mortgage Securities Corp. Trust 2019-BOCA B†	1.61% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	100	99,856
GS Mortgage Securities Corp. Trust 2019-SMP B†	1.61% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	500	498,078
GS Mortgage Securities Corp. Trust 2021-ROSS A†	1.26% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	100	99,612
GS Mortgage Securities Corp. Trust 2021-ROSS H†	6.01% (1 Mo. LIBOR + 5.90%	)#	5/15/2026	100	100,065

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2011-GC5 B†	5.158%	#(g)	8/10/2044	$107	$107,264
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	20	20,185
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(g)	4/10/2031	100	99,269
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	100	104,220
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	151	157,794
GS Mortgage Securities Trust 2015-GS1 XB	0.181%	#(g)	11/10/2048	1,082	9,024
Hawaii Hotel Trust 2019-MAUI B†	1.56% (1 Mo. LIBOR + 1.45%	)#	5/15/2038	100	99,971
HMH Trust 2017-NSS A†	3.062%		7/5/2031	100	100,106
HMH Trust 2017-NSS B†	3.343%		7/5/2031	100	98,332
HMH Trust 2017-NSS C†	3.787%		7/5/2031	100	98,392
HMH Trust 2017-NSS D†	4.723%		7/5/2031	100	98,669
HONO Mortgage Trust 2021-LULU A†	1.26% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	100	99,943
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	94,753
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	179	159,439
Hudsons Bay Simon JV Trust 2015-HB7 XA7†	1.245%	#(g)	8/5/2034	1,000	5,430
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	8	7,808
Irvine Core Office Trust 2013-IRV A2†	3.173%	#(g)	5/15/2048	27	27,671
JPMBB Commercial Mortgage Securities Trust 2014-C19 A4	3.997%		4/15/2047	76	79,598
JPMBB Commercial Mortgage Securities Trust 2015-C30 XA	0.496%	#(g)	7/15/2048	808	12,506
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(g)	5/15/2045	11	11,083
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	171	151,229
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA	0.957%	#(g)	1/15/2048	694	15,757
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	200	113,000
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA	0.593%	#(g)	12/15/2049	805	18,351
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA	1.036%	#(g)	9/15/2050	966	40,302
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	67	67,255
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	27	26,976
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.036%	#(g)	6/5/2032	20	19,893

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	$243	$248,375
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.41% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	22	22,324
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.71% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	42	41,585
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ XCP†	Zero Coupon	#(g)	6/15/2032	6,519	65
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	1.56% (1 Mo. LIBOR + 1.45%	)#	4/15/2031	90	89,085
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	2.26% (1 Mo. LIBOR + 2.15%	)#	4/15/2031	24	23,801
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	2.66% (1 Mo. LIBOR + 2.55%	)#	4/15/2031	18	17,871
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.304% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	44	43,594
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	2.004% (1 Mo. LIBOR + 1.90%	)#	7/5/2033	16	16,029
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON XA†	1.336%	#(g)	1/5/2034	3,332	74,887
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	240	244,815
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE B†	3.64%		1/10/2037	50	50,462
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE XA†	0.344%	#(g)	1/10/2037	9,369	103,757
KIND Trust 2021-KIND A†	1.06% (1 Mo. LIBOR + .95%	)#	8/15/2038	160	159,650
KKR Industrial Portfolio Trust 2021-KDIP A†	0.66% (1 Mo. LIBOR + .55%	)#	12/15/2037	66	66,058
LoanCore Issuer Ltd. 2019-CRE3 A†	1.16% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	89	88,401
LoanCore Issuer Ltd. 2019-CRE3 AS†	1.48% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	40	39,622
LSTAR Commercial Mortgage Trust 2016-4 XA†	1.766%	#(g)	3/10/2049	734	26,387

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	$34	$34,411
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	100	102,764
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	8	8,281
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	100	99,422
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A4	4.151%	#(g)	8/15/2046	139	143,406
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	10	10,127
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA	0.56%	#(g)	7/15/2050	370	6,199
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA	1.288%	#(g)	11/15/2049	858	41,894
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	9	9,630
Morgan Stanley Capital I Trust 2016-UB11 XB	0.916%	#(g)	8/15/2049	1,000	39,945
Mortgage Repurchase Agreement Financing Trust Series 2021-S1 A1†	0.601% (1 Mo. LIBOR + .50%	)#	9/10/2022	350	350,278
MRA Issuance Trust 2021-8 A2Y†	Zero Coupon	#(g)	5/15/2022	1,200	1,201,030
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	10	9,866
New Orleans Hotel Trust 2019-HNLA A†	1.099% (1 Mo. LIBOR + .99%	)#	4/15/2032	150	149,448
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(g)	1/26/2060	34	34,592
NYO Commercial Mortgage Trust 2021-1290 A†	1.205% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	360	358,938
One New York Plaza Trust 2020-1NYP A†	1.06% (1 Mo. LIBOR + .95%	)#	1/15/2036	100	99,940
One New York Plaza Trust 2020-1NYP AJ†	1.36% (1 Mo. LIBOR + 1.25%	)#	1/15/2036	120	119,979
One New York Plaza Trust 2020-1NYP B†	1.61% (1 Mo. LIBOR + 1.50%	)#	1/15/2036	160	159,636
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	10	9,354
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	77	37,414
PFP Ltd. 2019-6 A†	1.158% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	36	35,506
PFP Ltd. 2021-7 A†	0.96% (1 Mo. LIBOR + .85%	)#	4/14/2038	500	499,455
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	100	101,202

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ready Capital Mortgage Financing LLC 2021-FL6 A†	1.042% (1 Mo. LIBOR + .95%	)#	7/25/2036	$150	$149,256
Ready Captial Mortgage Financing LLC 2019-FL3 A†	1.103% (1 Mo. LIBOR + 1.00%	)#	3/25/2034	3	3,245
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	36	36,707
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	53	53,749
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(g)	1/26/2060	41	41,104
SFO Commerical Mortgage Trust 2021 555 A†	1.26% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	110	110,188
SG Commercial Mortgage Securities Trust 2019-787E X†	0.305%	#(g)	2/15/2041	4,149	94,991
Shops at Crystals Trust 2016-CSTL XB†	0.203%	#(g)	7/5/2036	1,000	9,640
SLIDE 2018-FUN A†	1.26% (1 Mo. LIBOR + 1.15%	)#	6/15/2031	65	64,747
SLIDE 2018-FUN B†	1.61% (1 Mo. LIBOR + 1.50%	)#	6/15/2031	14	13,789
SLIDE 2018-FUN C†	1.91% (1 Mo. LIBOR + 1.80%	)#	6/15/2031	12	11,893
SLIDE 2018-FUN XCP IO XCP†	Zero Coupon	#(g)	12/15/2020	1,536	15
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(g)	2/25/2050	26	26,048
UBS-BAMLL Trust 2012-WRM D†	4.238%	#(g)	6/10/2030	100	76,634
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA†	0.90%	#(g)	3/10/2046	701	3,858
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	21	20,879
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	50	49,908
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	54	53,670
Verus Securitization Trust 2021-1 A1†	0.815%	#(g)	1/25/2066	69	68,139
Verus Securitization Trust 2021-3 A1†	1.046%	#(g)	6/25/2066	110	109,000
Verus Securitization Trust 2021-5 A1†	1.013%	#(g)	9/25/2066	191	187,754
Verus Securitization Trust 2021-R2 A1†	0.918%	#(g)	2/25/2064	57	56,507
Verus Securitization Trust 2021-R3 A1†	1.02%	#(g)	4/25/2064	92	91,571
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	300	304,168
Waikiki Beach Hotel Trust 2019-WBM A†	1.16% (1 Mo. LIBOR + 1.05%	)#	12/15/2033	48	47,987
Wells Fargo Commercial Mortgage Trust 2010-C1 C IO XB	0.012%	#(g)	6/15/2048	2,000	3,304
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA	0.663%	#(g)	9/15/2048	860	17,453
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA	1.721%	#(g)	8/15/2049	929	60,078

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	$70		$70,316
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	31		31,033
West Town Mall Trust 2017-KNOX C†	4.346%	#(g)	7/5/2030	25		24,870
West Town Mall Trust 2017-KNOX D†	4.346%	#(g)	7/5/2030	25		24,780
West Town Mall Trust 2017-KNOX B IO X†	0.37%	#(g)	7/5/2030	1,545		15
WF-RBS Commercial Mortgage Trust 2012-C2 XA†	1.281%	#(g)	6/15/2045	49		47
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	46		46,193
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.727%	#(g)	6/15/2045	25		24,172
WF-RBS Commercial Mortgage Trust 2012-C8 XA†	1.763%	#(g)	8/15/2045	232		731
ZH Trust 2021-2 A†	2.349%		10/17/2027	350		343,616
Total Non-Agency Commercial Mortgage-Backed Securities (cost $22,318,834)						22,016,842

U.S. TREASURY OBLIGATIONS 5.48%
U.S. Treasury Bill	Zero Coupon		1/27/2022	2,911		2,910,956
U.S. Treasury Note	0.375%		10/31/2023	1,590		1,580,870
U.S. Treasury Note	1.125%		10/31/2026	2,125		2,111,387
Total U.S. Treasury Obligations (cost $6,615,939)						6,603,213

	Exercise Price		Expiration Date	Shares (000)
WARRANTS 0.00%

Miscellaneous Financials
Sable Permian Resources†(i)	$ –	(j)	10/1/2024	–	(c)	316
UTEX Industries, Inc.	$1.50		12/3/2025	–	(c)	37
Total Warrants (cost $119)						353
Total Long-Term Investments (cost $116,570,737)						116,632,321

	Interest Rate		Maturity Date	Principal Amount (000)
SHORT-TERM INVESTMENTS 2.77%

COMMERCIAL PAPER 0.31%

Electric
Exelon Generation Co. LLC (cost $370,989)	0.558%		1/3/2022	371		371,000

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2021

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENTS 2.46%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $2,739,800 of U.S. Treasury Note at 2.875% due 8/15/2028; value: $3,023,734; proceeds: $2,964,359 (cost $2,964,359)	$2,964	$2,964,359
Total Short-Term Investments (cost $3,335,348)		3,335,359
Total Investments in Securities 99.51% (cost $119,906,085)		119,967,680
Other Assets and Liabilities – Net(k) 0.49%		591,436
Net Assets 100.00%		$120,559,116

CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2021, the total value of Rule 144A securities was $66,291,084, which represents 54.99% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2021.
(a)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(b)	Amount is less than $1,000.
(c)	Amount represents less than 1,000 shares.
(d)	Foreign security traded in U.S. dollars.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2021.
(f)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(g)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(h)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(i)	Defaulted (non-income producing security).
(j)	Cashless strike price.
(k)	Other Assets and Liabilities - Net include net unrealized depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2022	126	Long	$27,509,901	$27,489,656	$(20,245)
U.S. 5-Year Treasury Note	March 2022	37	Short	(4,457,287)	(4,476,133)	(18,846)
Total Unrealized Depreciation on Open Futures Contracts						$(39,091)

42	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$29,224,285	$–	$29,224,285
Common Stocks	–	317	–	317
Convertible Bonds	–	107,800	–	107,800
Corporate Bonds	–	53,628,343	–	53,628,343
Floating Rate Loans
Commercial Services	–	–	208,657	208,657
Health Care Services	–	237,847	247,855	485,702
Telecommunications	–	140,593	165,000	305,593
Remaining Industries	–	3,546,916	–	3,546,916
Foreign Government Obligations	–	218,081	–	218,081
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	147,426	–	147,426
Government Sponsored Enterprises Pass-Throughs	–	56,896	13,153	70,049
Municipal Bonds	–	68,744	–	68,744
Non-Agency Commercial Mortgage-Backed Securities	–	22,016,842	–	22,016,842
U.S. Treasury Obligations	–	6,603,213	–	6,603,213
Warrants	–	353	–	353
Short-Term Investments
Commercial Paper	–	371,000	–	371,000
Repurchase Agreements	–	2,964,359	–	2,964,359
Total	$–	$119,333,015	$634,665	$119,967,680
Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(39,091)	–	–	(39,091)
Total	$(39,091)	$–	$–	$(39,091)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	43

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value (cost $119,906,085)	$119,967,680
Cash	254,831
Deposits with brokers for futures collateral	59,949
Receivables:
Interest	670,173
Investment securities sold	151,737
Capital shares sold	86,150
Variation margin for futures contracts	12,701
Prepaid expenses	1,142
Total assets	121,204,363
LIABILITIES:
Payables:
Capital shares reacquired	239,688
Investment securities purchased	160,133
Transfer agent fees	135,636
Management fee	35,786
Directors’ fees	9,261
Fund administration	4,090
Accrued expenses	60,653
Total liabilities	645,247
Commitments and contingent liabilities
NET ASSETS	$120,559,116
COMPOSITION OF NET ASSETS:
Paid-in capital	$125,516,638
Total distributable earnings (loss)	(4,957,522)
Net Assets	$120,559,116
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	8,558,485
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.09

44	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Interest and other (net of foreign withholding taxes of $360)	$2,532,839
Expenses:
Management fee	401,256
Non 12b-1 service fees	286,746
Shareholder servicing	127,829
Professional	49,687
Fund administration	45,858
Custody	16,230
Directors’ fees	4,977
Reports to shareholders	1,662
Other	14,564
Gross expenses	948,809
Expense reductions (See Note 9)	(103)
Fees waived and expenses reimbursed (See Note 3)	(16,230)
Net expenses	932,476
Net investment income	1,600,363
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	673,150
Net realized gain (loss) on futures contracts	34,033
Net realized gain (loss) on forward foreign currency exchange contracts	(5,047)
Net realized gain (loss) on foreign currency related transactions	349
Net change in unrealized appreciation/depreciation on investments	(1,552,696)
Net change in unrealized appreciation/depreciation on futures contracts	(58,630)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	1,552
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(36)
Net realized and unrealized gain (loss)	(907,325)
Net Increase in Net Assets Resulting From Operations	$693,038

See Notes to Financial Statements.	45

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2021	December 31, 2020
Operations:
Net investment income	$1,600,363	$2,084,709
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency related transactions	702,485	(27,252)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(1,609,810)	787,462
Net increase in net assets resulting from operations	693,038	2,844,919
Distributions to shareholders:	(2,684,842)	(2,918,204)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	47,706,154	48,757,120
Reinvestment of distributions	2,684,842	2,918,204
Cost of shares reacquired	(35,940,692)	(43,608,439)
Net increase in net assets resulting from capital share transactions	14,450,304	8,066,885
Net increase in net assets	12,458,500	7,993,600
NET ASSETS:
Beginning of year	$108,100,616	$100,107,016
End of year	$120,559,116	$108,100,616

46	See Notes to Financial Statements.

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47

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
12/31/2021	$14.31	$0.20	$(0.10)	$0.10	$(0.32)	$14.09
12/31/2020	14.27	0.29	0.15	0.44	(0.40)	14.31
12/31/2019	14.05	0.38	0.33	0.71	(0.49)	14.27
12/31/2018	14.38	0.36	(0.20)	0.16	(0.49)	14.05
12/31/2017	14.57	0.30	0.02	0.32	(0.51)	14.38

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
0.63	0.81	0.83	1.40	$120,559	66
3.13	0.84	0.86	2.04	108,101	79
5.06	0.88	0.90	2.66	100,107	56
1.15	0.83	0.92	2.48	79,197	65
2.19	0.80	0.94	2.05	59,888	75

See Notes to Financial Statements.	49

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

50

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

51

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in

52

Notes to Financial Statements (continued)

excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2021, the Fund had no unfunded loan commitments.

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the

53

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2021, the effective management fee, net of any applicable waivers, was at an annualized rate of 0.35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $16,230 of fund administration fees during the fiscal year ended December 31, 2021.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

54

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$2,684,842	$2,918,204
Total distributions paid	$2,684,842	$2,918,204

As of December 31, 2021, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(2,793,253)
Temporary differences	(9,261)
Unrealized losses - net	(2,155,008)
Total accumulated losses - net	$(4,957,522)

*	The capital losses will carry forward indefinitely.

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$122,083,597
Gross unrealized gain	–
Gross unrealized loss	(2,155,008)
Net unrealized security loss	$(2,155,008)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (loss)	Paid-in Capital
$4,709	$(4,709)

The permanent difference is primarily attributable to the tax treatment of certain distributions.

55

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$12,119,427	$74,524,016	$10,527,503	$59,768,298

*	Includes U.S. Government sponsored enterprises securities.

The Company is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trades purchases of $582,586.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2021 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2021 (as described in Note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Liability Derivatives	Interest Rate Contracts
Futures Contracts(1)	$39,091

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statement of Assets and Liabilities.

56

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2021, were as follows:

	Inflation Linked/Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(5,047)
Futures Contracts(2)	$34,033	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(3)	–	$1,552
Futures Contracts(4)	$(58,630)	–
Average Number of Contracts/Notional Amounts(*)
Forward Foreign Currency Exchange Contracts(5)	–	$132,656
Futures Contracts(6)	254	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2021.
(1)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,964,359	$–	$2,964,359
Total	$2,964,359	$–	$2,964,359

57

Notes to Financial Statements (continued)

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,964,359	$–	$–	$(2,964,359)	$–
Total	$2,964,359	$–	$–	$(2,964,359)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

58

Notes to Financial Statements (continued)

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate

59

Notes to Financial Statements (continued)

and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements,

60

Notes to Financial Statements (continued)

changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

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Notes to Financial Statements (concluded)

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	3,310,929	3,408,049
Reinvestment of distributions	190,685	204,070
Shares reacquired	(2,495,844)	(3,073,331)
Increase	1,005,770	538,788

62

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Income Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

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Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

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Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021	Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021	Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

65

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

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Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of an appropriate benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and an appropriate benchmark as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three- and five-year periods. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps

68

Approval of Advisory Contract (continued)

intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, while the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative

69

Approval of Advisory Contract (concluded)

services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

70

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: the Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Short Duration Income Portfolio	SFSDI-PORT-2 (02/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2021

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund‘s Expenses and Holdings Presented by Sector

8	Schedule of Investments

30	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

36	Notes to Financial Statements

51	Report of Independent Registered Public Accounting Firm

52	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Total Return Portfolio for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned -0.24%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index1, which returned -1.54% over the same period.

The twelve-month period brought heightened market volatility as the U.S. continued its steady recovery from the onset of the COVID-19 pandemic. However, U.S. risk assets generally exhibited positive performance, despite spurs of instability throughout the year. U.S. equities performed the best, highlighted by the three major U.S. equity indices, which all gained over 20% for the year. Within credit, lower quality credit outperformed higher quality tiers. High yield bonds, as represented by the ICE BofA US High Yield Constrained Index2, returned 5.35% for the period, compared to investment grade bonds, as represented by the ICE BofA US Corporate Index3, which returned -0.95%. Other asset classes, such as convertible bonds and leveraged loans, also exhibited solid performance throughout the year, posting returns of 6.35% and 5.41%, respectively.

1

While U.S. markets performed well, COVID-19 remained a significant headwind across all global markets throughout the year. However, the development and acceleration of access to COVID-19 vaccinations created a more positive sentiment around the virus, as both infections and hospitalization trends improved throughout much of the first quarter of 2021. The decline in cases was short-lived, however, as the emergence of new variants of the COVID-19 virus throughout the year posed significant obstacles to the ongoing recovery of the U.S. economy. The Delta variant caused new waves of positive cases and increased hospitalizations around the world and weighed directly on global growth in the third quarter of 2021. This was evident in equity markets in September, as the three major U.S. indices faced their largest monthly pullbacks since the onset of the pandemic in March 2020. U.S. markets succumbed to another COVID-19 related sell-off towards the end of the year due to emergence of the Omicron variant. Given its high rate of transmission and ability to evade standard vaccination dosages, this variant caused a major risk-off shift in investor sentiment. Major indices experienced one of their worst performing trading sessions of the years on November 26th, highlighted by the Dow Jones Industrial Average having its worst session since October 2020.

While the emergence of these new variants dampened the global growth outlook, U.S. markets continued to be bolstered by ongoing support from the U.S. Federal Reserve (“Fed”) via central bank liquidity. The Fed remained extremely accommodative throughout the year, keeping the Federal Fund’s rate near zero to boost U.S. economic recovery. Notably, the Fed’s balance sheet ballooned to almost $9 trillion in the latter part of the year, up from $4.4 trillion prior to the start of the pandemic. U.S. markets were also bolstered by ongoing fiscal stimulus. After Congress had passed an approximately $1.9 trillion stimulus bill in March featuring direct payments to households affected by the pandemic, they later passed an approximately $1.2 trillion physical infrastructure package that featured more than $550 billion in new spending.

Although this increased stimulus benefited U.S. markets, it also contributed to concerns of an increased inflation overshoot in the U.S. economy by boosting post-lockdown consumer demand. Following a relatively modest increase in the first quarter of 2021, consumer prices accelerated higher throughout the remainder of the year, averaging gains of approximately 5.3% year-over-year from April to September, the fastest annual increase since 2008. Inflation concerns were truly manifested though in the November Consumer Price Index (CPI) report, which revealed headline consumer prices up 6.8% year-over-year, the highest levels since June 1982. In addition to stimulative policy, supply chain constraints

2

also played an integral part in driving inflation higher. Many industries were unable to consistently meet pent up consumer demand, and production bottlenecks caused by the pandemic led to shortages of goods and, therefore, heavy price increases from supply and demand imbalances.

Despite this upward pressure, the Fed remained mostly consistent in its messaging on inflationary expectations throughout the spring and summer of 2021 in that it was mostly transitory. It was not until the fourth quarter that the Fed pivoted to a more hawkish stance on inflation. Despite the lack of surprises from the early November Federal Open Market Committee (FOMC) meeting, there was a notable shift in tone from the Fed, as Chairman Jerome Powell indicated that it may be appropriate for the central bank to consider wrapping up its taper a few months sooner than initially envisioned. Shortly after, the FOMC announced at its December meeting that it would accelerate its tapering of asset purchases by $30 billion per month, up from the originally announced $15 billion. In the post-meeting press conference, Powell indicated that the accelerated taper puts the bank in a position to address issues, including high inflation. While this adjustment was widely expected, the December meeting did also reveal the new median Fed projection for three interest rate hikes in 2022, up from the September forecast where the median projection called for one rate hike in 2022. These new projections were aimed towards curbing inflation, which Powell said may be more persistent. Looking forward, however, economists noted that the rate path was only increased by a cumulative one hike through 2024 and indicated that the core personal consumption expenditures (PCE) outlook still suggested transitory inflation, despite the Fed removing its reference to “transitory”.

For the 12-month period ended December 31, 2021, the Fund’s allocation to high yield corporate bonds was the largest contributor to performance. High yield as an asset class posted positive returns over the period on the back of low default rates, upgrades continuing to outpace downgrades, strong technicals and relatively higher carry. Within the asset class, the Fund generally benefitted from favorable industry selection. Notably, the portfolio’s exposure to exploration and production companies within the energy sector provided a tailwind to relative performance.

Security selection within and an overweight allocation to commercial mortgage-backed securities (CMBS) also contributed to performance over the period. Commercial real estate valuations have been driven higher by lower delinquency rates assisted by the distribution of the COVID-19 vaccine and a shift in momentum to sectors more leveraged to the return of normalcy. We remain constructive on idiosyncratic

3

single-asset / single-borrower (SASB) opportunities and the Fund is underweight agency CMBS.

Lastly, underweight allocations to agency mortgage-backed securities (MBS) and U.S. Treasuries contributed to performance. These asset classes both posted negative returns over the period as risk assets outperformed and rates rose across the curve.

Detractors included an allocation to high quality asset-backed securities (ABS),

as this sector underperformed risk assets over the period. However, we remain constructive on the U.S. consumer and high-quality consumer-linked ABS.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

2   The ICE BofA U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

3   The ICE BofA U.S. Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg U.S. Aggregate Bond® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class VC	-0.24%	3.61%	3.32%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class VC
Actual	$1,000.00	$1,001.00	$3.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57

†	Net expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Asset Backed Securities	17.71%
Basic Materials	2.12%
Communications	2.28%
Consumer, Cyclical	4.83%
Consumer, Non-cyclical	2.48%
Energy	4.77%
Financials	11.44%
Industrials	1.16%
Mortgage Securities	15.04%
Technology	2.10%
U.S. Government	28.85%
Utilities	2.50%
Repurchase Agreement	4.72%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 98.63%

ASSET-BACKED SECURITIES 18.33%

Auto Floor Plan 0.25%
Ford Credit Floorplan Master Owner Trust 2018-4 A	4.06%	11/15/2030	$1,480	$1,662,576

Automobiles 6.24%
ACC Trust 2019-1 B†	4.47%	10/20/2022	110	109,780
AmeriCredit Automobile Receivables Trust 2020-3 D	1.49%	9/18/2026	2,075	2,080,183
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	456	459,638
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	500	509,008
Carmax Auto Owner Trust 2021-1 A2A	0.22%	2/15/2024	2,529	2,528,613
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%	7/15/2027	1,500	1,573,802
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	232	234,865
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	575	597,108
CPS Auto Receivables Trust 2020-C C†	1.71%	8/17/2026	785	789,318
Exeter Automobile Receivables Trust 2018-3A E†	5.43%	8/15/2024	1,940	2,024,947
Exeter Automobile Receivables Trust 2020-3A E†	3.44%	8/17/2026	1,750	1,800,198
Flagship Credit Auto Trust 2018-3 E†	5.28%	12/15/2025	1,425	1,500,832
Flagship Credit Auto Trust 2018-4 E†	5.51%	3/16/2026	1,675	1,761,775
Flagship Credit Auto Trust 2020-2 A†	1.49%	7/15/2024	75	75,524
Flagship Credit Auto Trust 2021-1 A†	0.31%	6/16/2025	1,023	1,021,099
Ford Credit Auto Lease Trust 2021-A A2	0.19%	7/15/2023	2,713	2,712,151
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	26	26,173
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	2,235	2,206,716
Mercedes-Benz Auto Lease Trust 2021-A A2	0.18%	3/15/2023	2,070	2,069,962
Santander Consumer Auto Receivables Trust 2020-BA C†	1.29%	4/15/2026	2,081	2,085,403
Santander Drive Auto Receivables Trust 2020-3 D	1.64%	11/16/2026	2,350	2,366,906
Santander Drive Auto Receivables Trust 2021-1 A2	0.29%	11/15/2023	370	369,795
Toyota Auto Receivables Owner Trust 2021-A A2	0.16%	7/17/2023	3,487	3,485,740
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	2,010	2,048,021
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%	2/15/2024	812	812,961
Westlake Automobile Receivables Trust 2020-3A E†	3.34%	6/15/2026	1,450	1,472,657
Westlake Automobile Receivables Trust 2021-1A E†	2.33%	8/17/2026	1,850	1,840,634
World Omni Auto Receivables Trust 2021-A A2	0.17%	2/15/2024	2,644	2,642,696
Total				41,206,505

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Card 1.22%
American Express Credit Account Master Trust 2019-3 B	2.20%		4/15/2025	$3,068	$3,104,339
Capital One Multi-Asset Execution Trust 2005-B3 B3	0.674% (3 Mo. LIBOR + .55%	)#	5/15/2028	1,671	1,662,877
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	3,261	3,292,003
Total					8,059,219

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.713%		8/25/2035	5	4,533

Other 10.21%
AMMC CLO Ltd. 2020-23A CR†	2.123% (3 Mo. LIBOR + 2.00%	)#	10/17/2031	1,020	1,020,234
AMMC CLO Ltd. 2021-24A B†	1.985% (3 Mo. LIBOR + 1.75%	)#	1/20/2035	1,300	1,300,643
Apidos CLO XXXV 2021-35A A†	1.182% (3 Mo. LIBOR + 1.05%	)#	4/20/2034	760	758,311
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 D†	2.61% (1 Mo. LIBOR + 2.50%	)#	5/15/2036	1,320	1,315,637
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 E†	3.06% (1 Mo. LIBOR + 2.95%	)#	5/15/2036	330	328,569
Bain Capital Credit CLO 2019-2A AR†	1.222% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	1,690	1,691,265
Barings CLO Ltd. 2018-3A D†	3.032% (3 Mo. LIBOR + 2.90%	)#	7/20/2029	500	482,228
Barings CLO Ltd. 2019-3A BR†	1.732% (3 Mo. LIBOR + 1.60%	)#	4/20/2031	1,060	1,060,848
Carlyle Global Market Strategies CLO Ltd. 2015-5A BRR†	2.432% (3 Mo. LIBOR + 2.30%	)#	1/20/2032	790	791,151
CARLYLE US CLO Ltd. 2019-1A BR†	2.332% (3 Mo. LIBOR + 2.20%	)#	4/20/2031	730	731,067
Carlyle US CLO Ltd. 2021-1A A1†	1.264% (3 Mo. LIBOR + 1.14%	)#	4/15/2034	2,860	2,861,089
CBAM Ltd. 2017-1A D†	3.882% (3 Mo. LIBOR + 3.75%	)#	7/20/2030	1,010	1,011,406

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
CIFC Funding I Ltd. 2021-1A A1†	1.234% (3 Mo. LIBOR + 1.11%	)#	4/25/2033	$2,690	$2,691,344
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029	136	136,878
Dryden 58 CLO Ltd. 2018-58A B†	1.622% (3 Mo. LIBOR + 1.50%	)#	7/17/2031	2,650	2,654,632
Dryden 61 CLO Ltd. 2018-61A A1R†	1.112% (3 Mo. LIBOR + .99%	)#	1/17/2032	1,710	1,709,694
Dryden Senior Loan Fund 2017-47A BR†	1.594% (3 Mo. LIBOR + 1.47%	)#	4/15/2028	1,990	1,993,494
Gracie Point International Funding 2020-B B†	2.499% (1 Mo. LIBOR + 2.40%	)#	5/2/2023	1,124	1,130,701
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	642	677,036
HGI CRE CLO Ltd. 2021-FL1 C†	1.808% (1 Mo. LIBOR + 1.70%	)#	6/16/2036	1,150	1,149,273
HGI CRE CLO Ltd. 2021-FL1 D†	2.458% (1 Mo. LIBOR + 2.35%	)#	6/16/2036	1,000	1,006,226
Invesco CLO Ltd. 2021-3A B†	1.769% (3 Mo. LIBOR + 1.65%	)#	10/22/2034	600	600,036
Kayne CLO Ltd. 2020-7A A1†	1.322% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	1,822	1,824,426
Kayne CLO Ltd. 2021-10A A†	Zero Coupon	#(a)	4/23/2034	2,230	2,234,172
KKR CLO Ltd. 30A CR†	3.246% (3 Mo. LIBOR + 2.00%	)#	10/17/2031	590	590,026
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	1,840	1,846,295
Lendmark Funding Trust 2021-1A A†	1.90%		11/20/2031	1,400	1,388,046
Lendmark Funding Trust 2021-2A C†	3.09%		4/20/2032	855	857,570
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032	650	654,891
Logan CLO I Ltd. A†	1.313% (3 Mo. LIBOR + 1.16%	)#	7/20/2034	1,040	1,041,701
Marble Point CLO XVII Ltd. 2020-1A A†	1.432% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	1,135	1,134,614
Mariner Finance Issuance Trust 2021-B D†	3.42%		11/20/2036	1,055	1,054,637
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036	650	650,678
Marlette Funding Trust 2020-2A D†	4.65%		9/16/2030	2,070	2,162,123
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	1,972	2,069,168
Meritage Mortgage Loan Trust 2004-2 M3	1.077% (1 Mo. LIBOR + .98%	)#	1/25/2035	2	2,251
Mountain View CLO LLC 2017-1A AR†	1.212% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	1,047	1,047,346

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Neuberger Berman Loan Advisers CLO Ltd. 2019-35A A1†	1.464% (3 Mo. LIBOR + 1.34%	)#	1/19/2033	$2,000	$2,002,659
Newark BSL CLO 1 Ltd. 2016-1A CR†	3.135% (3 Mo. LIBOR + 3.00%	)#	12/21/2029	700	700,007
Oaktree CLO Ltd. 2019-4A CR†	4.169% (3 Mo. LIBOR + 2.25%	)#	10/20/2032	1,100	1,090,948
OCP CLO Ltd. 2019-16A AR†	1.121% (3 Mo. LIBOR + 1.00%	)#	4/10/2033	1,510	1,510,381
OneMain Financial Issuance Trust 2019-2A A†	3.14%		10/14/2036	1,610	1,698,848
OneMain Financial Issuance Trust 2020-2A C†	2.76%		9/14/2035	2,745	2,795,014
Palmer Square CLO Ltd. 2021-2A A†	1.274% (3 Mo. LIBOR + 1.15%	)#	7/15/2034	1,840	1,841,300
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	490	504,635
Progress Residential 2021-SFR4 D†	2.309%		5/17/2038	1,550	1,526,481
Race Point IX CLO Ltd. 2015-9A CR†	3.324% (3 Mo. LIBOR + 3.20%	)#	10/15/2030	500	483,818
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	1,442	1,469,691
SCF Equipment Leasing LLC 2021-1A D†	1.93%		9/20/2030	1,369	1,347,040
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	1,540	1,544,397
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	800	796,909
Voya CLO Ltd. 2019-3A CR†	2.263% (3 Mo. LIBOR + 2.15%	)#	10/17/2032	1,450	1,450,029
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	101	100,931
Wind River CLO Ltd. 2021-4A B†	1.866% (3 Mo. LIBOR + 1.65%	)#	1/20/2035	960	952,762
Total					67,475,556

Student Loan 0.41%
Massachusetts Educational Financing Authority 2008-1 A1	1.074% (3 Mo. LIBOR + .95%	)#	4/25/2038	316	315,599
Nelnet Student Loan Trust 2021-DA B†	2.90%		4/20/2062	1,090	1,101,649
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.394% (3 Mo. LIBOR + .27%	)#	4/25/2038	160	152,077
SLC Student Loan Trust 2008-1 A4A	1.803% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	799	810,160
Towd Point Asset Trust 2018-SL1 A†	0.703% (1 Mo. LIBOR + .60%	)#	1/25/2046	347	347,006
Total					2,726,491
Total Asset-Backed Securities (cost $121,335,381)					121,134,880

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 32.64%

Advertising 0.11%
Clear Channel Outdoor Holdings, Inc.†	7.75%		4/15/2028	$670	$717,925

Aerospace/Defense 0.20%
Bombardier, Inc. (Canada)†(b)	6.00%		2/15/2028	676	679,008
TransDigm, Inc.	6.375%		6/15/2026	652	670,745
Total					1,349,753

Agriculture 0.18%
MHP Lux SA (Luxembourg)†(b)	6.25%		9/19/2029	1,240	1,175,520

Airlines 0.91%
Air Canada (Canada)†(b)	3.875%		8/15/2026	680	694,494
American Airlines Group, Inc.†	3.75%		3/1/2025	783	732,963
American Airlines, Inc.†	11.75%		7/15/2025	602	743,527
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(b)	4.25%		11/15/2032	1,040	1,110,055
Delta Air Lines, Inc.†	7.00%		5/1/2025	1,287	1,472,705
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%		10/20/2025	568	597,327
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028	576	629,442
Total					5,980,513

Apparel 0.25%
Levi Strauss & Co.†	3.50%		3/1/2031	1,008	1,029,234
PVH Corp.	7.75%		11/15/2023	561	621,095
Total					1,650,329

Auto Manufacturers 0.97%
Ford Motor Co.	3.25%		2/12/2032	1,982	2,033,532
General Motors Financial Co., Inc.	3.60%		6/21/2030	4,115	4,393,354
Total					6,426,886

Banks 7.06%
ABN AMRO Bank NV (Netherlands)†(b)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	800	800,192
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	1,549	1,539,288
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	2,244	2,279,661
BankUnited, Inc.	5.125%		6/11/2030	1,140	1,299,817
BNP Paribas SA (France)†(b)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	1,527	1,657,655

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031	$816	$829,211
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	1,186	1,286,514
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	4,411	4,873,701
Danske Bank A/S (Denmark)†(b)	4.375%		6/12/2028	200	222,996
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	2,718	2,678,379
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	2,477	2,692,081
Macquarie Bank Ltd. (Australia)†(b)	3.624%		6/3/2030	516	538,978
Macquarie Group Ltd. (Australia)†(b)	2.691% (SOFR + 1.44%	)#	6/23/2032	2,044	2,040,745
Macquarie Group Ltd. (Australia)†(b)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	1,431	1,609,884
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	1,438	1,408,004
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	1,088	1,048,839
Morgan Stanley	3.625%		1/20/2027	1,036	1,123,966
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	2,838	3,236,912
National Australia Bank Ltd. (Australia)†(b)	2.99%		5/21/2031	1,023	1,027,047
Santander Holdings USA, Inc.	4.40%		7/13/2027	670	735,086
UBS AG (Switzerland)(b)	5.125%		5/15/2024	1,399	1,499,837
Wachovia Corp.	7.574%		8/1/2026	660	821,129
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	5,043	5,129,054
Wells Fargo & Co.	3.584% (3 Mo. LIBOR + 1.31%	)#	5/22/2028	1,873	2,015,003
Westpac Banking Corp. (Australia)(b)	2.894% (5 Yr. Treasury CMT + 1.35%	)#	2/4/2030	1,047	1,069,784
Westpac Banking Corp. (Australia)(b)	4.322% (5 Yr. Swap rate + 2.24%	)#	11/23/2031	2,917	3,156,836
Total					46,620,599

Building Materials 0.13%
Cemex SAB de CV (Mexico)†(b)	5.45%		11/19/2029	770	826,156

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Chemicals 0.45%
Ashland LLC	6.875%		5/15/2043		$272	$352,203
Braskem Netherlands Finance BV (Netherlands)†(b)	4.50%		1/31/2030		826	879,880
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028		649	685,653
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(b)	2.60%		9/16/2028		1,080	1,051,315
Total						2,969,051

Coal 0.11%
SunCoke Energy, Inc.†	4.875%		6/30/2029		711	708,515

Commercial Services 0.15%
Rent-A-Center, Inc.†	6.375%		2/15/2029		660	688,987
United Rentals North America, Inc.	4.00%		7/15/2030		316	325,144
Total						1,014,131

Computers 0.33%
CA Magnum Holdings (Mauritius)†(b)	5.375%		10/31/2026		626	648,692
Dell International LLC/EMC Corp.†	3.375%		12/15/2041		1,012	1,001,931
Dell International LLC/EMC Corp.	8.35%		7/15/2046		302	503,155
Total						2,153,778

Cosmetics/Personal Care 0.10%
Coty, Inc.†	5.00%		4/15/2026		642	662,178

Diversified Financial Services 2.97%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	3.30%		1/30/2032		511	521,021
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	3.50%		1/15/2025		1,388	1,449,922
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	3.875%		1/23/2028		916	972,073
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	4.875%		1/16/2024		523	556,446
Aircastle Ltd.†	2.85%		1/26/2028		1,641	1,651,682
Ally Financial, Inc.	4.70% (5 Yr. Treasury CMT + 3.87%	)#	–	(c)	679	706,584
Ally Financial, Inc.	8.00%		11/1/2031		1,228	1,740,360
Aviation Capital Group LLC†	1.95%		1/30/2026		812	792,810
Aviation Capital Group LLC†	5.50%		12/15/2024		1,928	2,110,855
Avolon Holdings Funding Ltd. (Ireland)†(b)	2.125%		2/21/2026		2,161	2,122,987
Avolon Holdings Funding Ltd. (Ireland)†(b)	4.25%		4/15/2026		1,379	1,462,767
Coinbase Global, Inc.†	3.375%		10/1/2028		681	637,300

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	$962	$910,921
Nationstar Mortgage Holdings, Inc.†	5.50%	8/15/2028	624	637,422
Navient Corp.	5.00%	3/15/2027	642	655,402
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	541	601,831
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	677	804,074
OneMain Finance Corp.	5.375%	11/15/2029	579	630,386
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%	3/1/2029	674	677,495
Total				19,642,338

Electric 2.31%
AES Corp. (The)†	3.95%	7/15/2030	1,138	1,214,616
Alfa Desarrollo SpA (Chile)†(b)	4.55%	9/27/2051	792	782,987
Ausgrid Finance Pty Ltd. (Australia)†(b)	4.35%	8/1/2028	1,118	1,253,380
Calpine Corp.†	5.125%	3/15/2028	609	619,219
Cikarang Listrindo Tbk PT (Indonesia)†(b)	4.95%	9/14/2026	985	1,004,946
Emera US Finance LP	3.55%	6/15/2026	4,556	4,850,857
FirstEnergy Corp.	4.40%	7/15/2027	1,299	1,400,125
Minejesa Capital BV (Netherlands)†(b)	4.625%	8/10/2030	1,135	1,169,913
NRG Energy, Inc.†	4.45%	6/15/2029	537	584,866
Pennsylvania Electric Co.†	3.60%	6/1/2029	597	636,524
Vistra Operations Co. LLC†	3.55%	7/15/2024	1,683	1,734,157
Total				15,251,590

Electronics 0.20%
Atkore, Inc.†	4.25%	6/1/2031	633	649,734
II-VI, Inc.†	5.00%	12/15/2029	674	689,704
Total				1,339,438

Energy-Alternate Sources 0.09%
TerraForm Power Operating LLC†	4.75%	1/15/2030	562	590,033

Entertainment 0.40%
Caesars Entertainment, Inc.†	4.625%	10/15/2029	566	567,186
Caesars Entertainment, Inc.†	8.125%	7/1/2027	616	682,925
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	660	679,140
Scientific Games International, Inc.†	7.25%	11/15/2029	622	694,560
Total				2,623,811

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Environmental Control 0.10%
Madison IAQ LLC†	5.875%	6/30/2029	$688	$689,052

Food 0.19%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	590	637,943
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	588	647,794
Total				1,285,737

Forest Products & Paper 0.10%
Mercer International, Inc. (Canada)(b)	5.125%	2/1/2029	647	661,920

Gas 0.19%
National Fuel Gas Co.	5.50%	1/15/2026	1,122	1,254,826

Health Care-Services 1.42%
Centene Corp.	2.45%	7/15/2028	550	542,597
Centene Corp.	4.25%	12/15/2027	2,130	2,224,210
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031	699	706,249
CHS/Community Health Systems, Inc.†	6.125%	4/1/2030	709	702,502
DaVita, Inc.†	3.75%	2/15/2031	673	656,942
HCA, Inc.	4.125%	6/15/2029	1,247	1,373,486
HCA, Inc.	4.50%	2/15/2027	820	903,803
HCA, Inc.	5.25%	6/15/2026	255	287,038
Radiology Partners, Inc.†	9.25%	2/1/2028	657	690,858
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	588	625,338
Tenet Healthcare Corp.†	6.25%	2/1/2027	658	681,922
Total				9,394,945

Home Builders 0.43%
Century Communities, Inc.	6.75%	6/1/2027	576	608,256
NVR, Inc.	3.00%	5/15/2030	851	885,228
Toll Brothers Finance Corp.	3.80%	11/1/2029	660	710,447
Toll Brothers Finance Corp.	4.35%	2/15/2028	588	644,704
Total				2,848,635

Housewares 0.11%
Newell Brands, Inc.	5.875%	4/1/2036	580	715,650

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance 0.40%
Assurant, Inc.	2.65%	1/15/2032	$595	$584,338
First American Financial Corp.	2.40%	8/15/2031	939	919,706
Marsh & McLennan Cos, Inc.	2.375%	12/15/2031	1,128	1,140,007
Total				2,644,051

Internet 0.85%
Match Group Holdings II LLC†	5.00%	12/15/2027	302	314,510
Match Group Holdings II LLC†	5.625%	2/15/2029	287	307,486
Netflix, Inc.	6.375%	5/15/2029	1,326	1,649,637
Tencent Holdings Ltd. (China)†(b)	2.39%	6/3/2030	2,020	1,981,239
Uber Technologies, Inc.†	4.50%	8/15/2029	686	699,868
Uber Technologies, Inc.†	8.00%	11/1/2026	622	663,354
Total				5,616,094

Investment Companies 0.12%
Owl Rock Capital Corp.	2.875%	6/11/2028	831	816,322

Iron-Steel 0.10%
United States Steel Corp.	6.875%	3/1/2029	599	645,638

Leisure Time 0.11%
Life Time, Inc.†	5.75%	1/15/2026	325	336,757
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	333	373,381
Total				710,138

Lodging 0.15%
Boyd Gaming Corp.	4.75%	12/1/2027	406	414,845
Boyd Gaming Corp.†	4.75%	6/15/2031	557	569,112
Total				983,957

Machinery-Diversified 0.47%
nVent Finance Sarl (Luxembourg)(b)	4.55%	4/15/2028	2,097	2,333,619
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	702	738,876
Total				3,072,495

Media 0.58%
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	645	671,945
Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	1/15/2029	2,182	2,130,737
Time Warner Cable LLC	7.30%	7/1/2038	211	299,145
Time Warner Entertainment Co. LP	8.375%	7/15/2033	502	731,898
Total				3,833,725

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Mining 1.55%
Alcoa Nederland Holding BV (Netherlands)†(b)	4.125%	3/31/2029	$634	$653,930
Anglo American Capital plc (United Kingdom)†(b)	4.00%	9/11/2027	2,107	2,267,166
FMG Resources August 2006 Pty Ltd. (Australia)†(b)	4.375%	4/1/2031	1,017	1,069,609
Freeport-McMoRan, Inc.	4.625%	8/1/2030	904	971,040
Freeport-McMoRan, Inc.	5.45%	3/15/2043	544	684,918
Glencore Funding LLC†	2.85%	4/27/2031	1,091	1,079,564
Glencore Funding LLC†	4.875%	3/12/2029	2,494	2,823,212
Novelis Corp.†	3.875%	8/15/2031	675	671,831
Total				10,221,270

Oil & Gas 3.12%
Apache Corp.	4.375%	10/15/2028	638	695,053
California Resources Corp.†	7.125%	2/1/2026	342	355,716
Callon Petroleum Co.†	8.00%	8/1/2028	633	640,229
Comstock Resources, Inc.†	6.75%	3/1/2029	666	723,482
Continental Resources, Inc.†	5.75%	1/15/2031	1,420	1,674,606
Diamondback Energy, Inc.	3.50%	12/1/2029	2,397	2,544,413
Diamondback Energy, Inc.	4.75%	5/31/2025	247	270,790
Helmerich & Payne, Inc.†	2.90%	9/29/2031	1,250	1,228,051
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	639	659,528
Laredo Petroleum, Inc.	9.50%	1/15/2025	984	1,004,703
MEG Energy Corp. (Canada)†(b)	5.875%	2/1/2029	365	382,648
MEG Energy Corp. (Canada)†(b)	7.125%	2/1/2027	1,192	1,271,184
Occidental Petroleum Corp.	6.125%	1/1/2031	1,146	1,394,315
Ovintiv, Inc.	6.50%	2/1/2038	549	713,502
Petroleos Mexicanos (Mexico)†(b)	6.70%	2/16/2032	1,768	1,789,172
Qatar Petroleum (Qatar)†(b)	3.125%	7/12/2041	800	810,606
Range Resources Corp.	8.25%	1/15/2029	660	737,052
SA Global Sukuk Ltd.†	2.694%	6/17/2031	1,200	1,209,274
SM Energy Co.	6.75%	9/15/2026	726	746,720
Southwestern Energy Co.	7.75%	10/1/2027	620	669,445
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(b)	3.25%	8/15/2030	470	470,576
Transocean Guardian Ltd.†	5.875%	1/15/2024	637	603,746
Total				20,594,811

Oil & Gas Services 0.10%
Weatherford International Ltd.†	8.625%	4/30/2030	640	665,475

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals 0.12%
Bayer Corp.†	6.65%		2/15/2028	$670	$817,537

Pipelines 1.42%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	825	730,802
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029	940	1,007,678
Eastern Gas Transmission & Storage, Inc.†	3.00%		11/15/2029	846	874,173
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(b)	3.25%		9/30/2040	1,413	1,431,551
NGPL PipeCo LLC†	3.25%		7/15/2031	1,372	1,395,402
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	1,990	2,285,311
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	600	637,038
Western Midstream Operating LP	5.30%		2/1/2030	897	987,619
Total					9,349,574

REITS 1.28%
American Campus Communities
Operating Partnership LP	2.25%		1/15/2029	550	544,449
American Homes 4 Rent LP	2.375%		7/15/2031	873	857,115
Blackstone Mortgage Trust, Inc.†	3.75%		1/15/2027	956	953,973
EPR Properties	3.75%		8/15/2029	1,352	1,365,863
EPR Properties	4.95%		4/15/2028	1,069	1,154,434
Invitation Homes Operating Partnership LP	2.00%		8/15/2031	1,808	1,704,535
Invitation Homes Operating Partnership LP	2.30%		11/15/2028	657	650,386
Physicians Realty LP	2.625%		11/1/2031	1,256	1,255,858
Total					8,486,613

Retail 0.83%
Bath & Body Works, Inc.	6.875%		11/1/2035	520	646,916
Carvana Co.†	5.875%		10/1/2028	633	631,516
CEC Entertainment LLC†	6.75%		5/1/2026	672	659,259
Gap, Inc. (The)†	3.875%		10/1/2031	663	654,971
Kohl's Corp.	5.55%		7/17/2045	1,049	1,225,859
Party City Holdings, Inc.†	8.75%		2/15/2026	988	1,021,137
Staples, Inc.†	7.50%		4/15/2026	657	675,922
Total					5,515,580

Semiconductors 0.34%
Entegris, Inc.†	3.625%		5/1/2029	582	584,290
Skyworks Solutions, Inc.	3.00%		6/1/2031	984	992,862
TSMC Arizona Corp.	3.25%		10/25/2051	650	686,373
Total					2,263,525

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Software 0.98%
Oracle Corp.	2.875%		3/25/2031	$4,248	$4,278,407
VMware, Inc.	4.70%		5/15/2030	1,899	2,212,543
Total					6,490,950

Telecommunications 0.47%
Frontier Communications Holdings LLC†	5.00%		5/1/2028	759	783,144
LogMeIn, Inc.†	5.50%		9/1/2027	627	635,176
Sprint Capital Corp.	6.875%		11/15/2028	527	667,540
T-Mobile USA, Inc.†	2.70%		3/15/2032	1,025	1,032,472
Total					3,118,332

Transportation 0.10%
XPO Logistics, Inc.†	6.25%		5/1/2025	620	649,459

Water 0.09%
Aegea Finance Sarl (Luxembourg)†(b)	5.75%		10/10/2024	574	590,247
Total Corporate Bonds (cost $211,991,792)					215,639,102

FLOATING RATE LOANS(d) 2.23%

Advertising 0.35%
Lamar Media Corporation 2020 Term Loan B	1.61% (3 Mo. LIBOR + 1.50%	)	2/5/2027	2,296	2,288,354

Airlines 0.20%
AAdvantage Loyalty IP Ltd. 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/20/2028	1,267	1,315,523

Automobile Manufacturers 0.10%
American Trailer World Corp. Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	3/3/2028	672	670,366

Commercial Services 0.29%
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	690	677,011
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.474% (3 Mo. LIBOR + 4.25%	)	7/30/2025	697	673,485
Trans Union, LLC 2021 Term Loan B6	2.75% (1 Mo. LIBOR + 2.25%	)	12/1/2028	601	600,138
Total					1,950,634

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.30%
Scientific Games International, Inc. 2018 Term Loan B5	2.854%		8/14/2024	$1,297	$1,294,000
Twin River Worldwide Holdings, Inc. 2021 Term Loan B	–	(e)	10/2/2028	660	661,145
Total					1,955,145

Health Care Services 0.10%
MED ParentCo LP 1st Lien Term Loan	4.354% (1 Mo. LIBOR + 4.25%	)	8/31/2026	686	686,012

Housewares 0.10%
Springs Windows Fashions, LLC 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	10/6/2028	660	655,463

Pipelines 0.11%
Brazos Delaware II, LLC Term Loan B	4.103% (1 Mo. LIBOR + 4.00%	)	5/21/2025	731	713,714

Retail 0.15%
Restoration Hardware, Inc. Term Loan B	–	(e)	10/20/2028	998	996,752

Software 0.53%
Playtika Holding Corp 2021 Term Loan	2.854% (1 Mo. LIBOR + 2.75%	)	3/13/2028	1,426	1,421,684
Polaris Newco LLC USD Term Loan B	4.50% (3 Mo. LIBOR + 4.00%	)	6/2/2028	1,062	1,063,716
Red Planet Borrower, LLC Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	10/2/2028	998	993,510
Total					3,478,910
Total Floating Rate Loans (cost $14,580,252)					14,710,873

FOREIGN GOVERNMENT OBLIGATIONS(b) 0.71%

Egypt 0.26%
Egypt Government International Bond†	5.80%		9/30/2027	1,820	1,754,453

Ghana 0.19%
Ghana Government International Bond†	6.375%		2/11/2027	1,455	1,231,577

Nigeria 0.19%
Nigeria Government International Bond†	7.143%		2/23/2030	1,265	1,246,784

Sri Lanka 0.07%
Sri Lanka Government International Bond†	5.875%		7/25/2022	670	457,108
Total Foreign Government Obligations (cost $4,979,045)					4,689,922

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.05%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.141%	#(f)	2/25/2032	$2,587	$268,590
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(f)	2/16/2053	80	81,178
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $351,043)					349,768

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 5.31%
Federal National Mortgage Assoc.	2.068% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	132	138,479
Federal National Mortgage Assoc.(g)	3.00%		TBA	27,282	28,265,281
Federal National Mortgage Assoc.	3.50%		9/1/2047	3,908	4,177,696
Federal National Mortgage Assoc.	3.50%		3/1/2050	2,318	2,480,310
Total Government Sponsored Enterprises Pass-Throughs (cost $34,760,948)					35,061,766

MUNICIPAL BONDS 0.52%

Education 0.06%
Regents of the University of California Medical Center	3.006%		5/15/2050	375	386,566

Government 0.10%
New York City Transitional Finance Authority Futures	1.95%		8/1/2034	675	635,087

Miscellaneous 0.06%
County of Miami-Dade FL	2.786%		10/1/2037	410	401,814

Transportation 0.30%
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	660	710,874
New Jersey Transportation Trust Fund Authority	4.131%		6/15/2042	1,140	1,281,717
Total					1,992,591
Total Municipal Bonds (cost $3,380,344)					3,416,058

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 10.20%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(f)	12/25/2059	132	132,482
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.06% (1 Mo. LIBOR + .95%	)#	6/15/2035	1,050	1,049,319
BBCMS Mortgage Trust 2019-BWAY A†	1.066% (1 Mo. LIBOR + .96%	)#	11/15/2034	655	653,716
BBCMS Mortgage Trust 2019-BWAY B†	1.42% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	288	286,464
Benchmark Mortgage Trust 2018-B5 C	4.609%	#(f)	7/15/2051	850	935,656
BFLD 2019-DPLO E†	2.35% (1 Mo. LIBOR + 2.24%	)#	10/15/2034	1,910	1,875,296

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BFLD 2019-DPLO F†	2.65% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	$790	$770,188
BHMS 2018-ATLS A†	1.36% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	1,080	1,080,823
BHMS 2018-ATLS C†	2.01% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	630	627,606
BX Trust 2018-GW A†	0.91% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,710	1,709,284
BX Trust 2021-ARIA E†	2.355% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	2,300	2,293,032
CIM Retail Portfolio Trust 2021-RETL E†	3.86% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	1,840	1,827,466
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	1,250	896,809
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	1,000	1,055,747
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	0.953%	#(f)	8/10/2047	470	9,586
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(f)	7/10/2050	510	545,152
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.321%	#(f)	7/10/2050	178	188,806
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.321%	#(f)	7/10/2050	730	758,202
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.321%	#(f)	7/10/2050	574	526,015	(h)
Connecticut Avenue Securities Trust 2021-R01 1M2†	1.60% (1 Mo. SOFR + 1.55%	)#	10/25/2041	820	821,732
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	510	511,055
CSAIL Commercial Mortgage Trust 2015-C2 C	4.187%	#(f)	6/15/2057	700	670,651
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	709	750,908
CSMC 2020-AFC1 Trust A1†	2.24%	#(f)	2/25/2050	364	365,678
CSMC 2021-BHAR C†	2.11% (1 Mo. LIBOR + 2.00%	)#	11/15/2038	1,660	1,662,383
DBWF Mortgage Trust 2018-GLKS A†	1.134% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	1,100	1,099,000

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(f)	1/25/2060	$170	$170,569
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(f)	8/25/2066	1,609	1,591,610
Extended Stay America Trust 2021-ESH C†	1.81% (1 Mo. LIBOR + 1.70%	)#	7/15/2038	1,234	1,235,986
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†	2.05% (1 Mo. SOFR + 2.00%	)#	11/25/2041	790	792,469
Freddie Mac STACR REMIC Trust 2021-DNA3 M2†	2.15% (1 Mo. SOFR + 2.10%	)#	10/25/2033	1,290	1,314,509
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	1.55% (1 Mo. SOFR + 1.50%	)#	10/25/2041	990	990,460
Freddie Mac STACR REMIC Trust 2021-HQA3 M2†	2.15% (1 Mo. SOFR + 2.10%	)#	9/25/2041	1,970	1,971,657
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	1.00% (1 Mo. SOFR + .95%	)#	12/25/2041	1,240	1,241,152
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M2†	1.85% (1 Mo. SOFR + 1.80%	)#	11/25/2041	1,000	1,003,733
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	94	93,971
Great Wolf Trust 2019-WOLF A†	1.144% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	3,216	3,215,534
GS Mortgage Securities Corp. II 2021-ARDN B†	1.76% (1 Mo. LIBOR + 1.65%	)#	11/15/2036	1,450	1,451,812
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.06% (1 Mo. LIBOR + .95%	)#	7/15/2035	682	677,776
GS Mortgage Securities Corp. Trust 2021-ROSS G†	4.76% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	1,230	1,226,449
GS Mortgage Securities Trust 2015-GC32 C	4.422%	#(f)	7/10/2048	195	203,046
HONO Mortgage Trust 2021-LULU B†	1.56% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	490	489,823
HONO Mortgage Trust 2021-LULU C†	1.96% (1 Mo. LIBOR + 1.85%	)#	10/15/2036	300	299,972

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	$668	$595,002
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#(f)	8/5/2034	629	459,133
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.264%	#(f)	7/15/2048	374	378,829
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.41% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	408	408,403
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	2.27% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	542	544,029
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.304% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	365	365,223
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	1.604% (1 Mo. LIBOR + 1.50%	)#	7/5/2033	1,130	1,131,760
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	340	351,417
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	453	467,880
KIND Trust 2021-KIND D†	2.41% (1 Mo. LIBOR + 2.30%	)#	8/15/2038	1,170	1,164,241
Life Mortgage Trust 2021-BMR E†	1.86% (1 Mo. LIBOR + 1.75%	)#	3/15/2038	800	793,545
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	8	4,887
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA	0.56%	#(f)	7/15/2050	14,790	247,965
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(f)	1/26/2060	117	117,588
One New York Plaza Trust 2020-1NYP B†	1.61% (1 Mo. LIBOR + 1.50%	)#	1/15/2036	1,660	1,656,220
PFP Ltd. 2019-6 A†	1.158% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	233	233,122
Ready Capital Mortgage Financing LLC 2021-FL6 C†	1.992% (1 Mo. LIBOR + 1.90%	)#	7/25/2036	1,100	1,088,912
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	350	353,099
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(f)	1/26/2060	97	97,038
SLIDE 2018-FUN E†	2.66% (1 Mo. LIBOR + 2.55%	)#	6/15/2031	1,425	1,384,544

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(f)	2/25/2050	$144	$144,404
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(f)	4/25/2065	793	793,840
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	4	4,274
UBS Commercial Mortgage Trust 2017-C3 C	4.307%	#(f)	8/15/2050	1,350	1,359,362
UBS-BAMLL Trust 2012-WRM E†	4.238%	#(f)	6/10/2030	595	339,137
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%	#(f)	8/10/2049	200	203,046
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	259	259,522
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	886	883,253
Verus Securitization Trust 2021-2 A1†	1.031%	#(f)	2/25/2066	1,648	1,632,182
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(f)	4/25/2065	530	528,797
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.306%	#(f)	7/15/2046	364	205,384
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.093%	#(f)	5/15/2048	1,489	1,429,846
Wells Fargo Commercial Mortgage Trust 2015-SG1 B	4.455%	#(f)	9/15/2048	2,350	2,375,683
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(f)	7/15/2048	213	215,666
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	4.984%	#(f)	1/15/2059	434	429,702
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(f)	11/15/2050	1,630	1,742,355
ZH Trust 2021-2 A†	2.349%		10/17/2027	1,990	1,953,702
Total Non-Agency Commercial Mortgage-Backed Securities (cost $67,471,374)					67,416,576

U.S. TREASURY OBLIGATIONS 28.64%
U.S. Treasury Bill	Zero Coupon		4/21/2022	20,806	20,801,709
U.S. Treasury Bond	1.125%		5/15/2040	3,918	3,435,290
U.S. Treasury Bond	1.75%		8/15/2041	18,486	17,928,531
U.S. Treasury Bond	1.875%		11/15/2051	19,050	18,904,148
U.S. Treasury Note	0.375%		10/31/2023	4,653	4,626,282
U.S. Treasury Note	0.50%		11/30/2023	71,499	71,230,879
U.S. Treasury Note	0.75%		11/15/2024	33,981	33,795,166
U.S. Treasury Note	1.125%		10/31/2026	5,211	5,177,617
U.S. Treasury Note	1.375%		11/15/2031	13,450	13,283,977
Total U.S. Treasury Obligations (cost $189,992,553)					189,183,599
Total Long-Term Investments (cost $648,842,732)					651,602,544

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 4.89%

REPURCHASE AGREEMENTS 4.89%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $33,203,700 of U.S. Treasury Note at 1.25% due 9/30/2028; value: $32,929,880; proceeds: $32,284,189 (cost $32,284,189)	$32,284	$32,284,189
Total Investments in Securities 103.52% (cost $681,126,921)		683,886,733
Other Assets and Liabilities – Net(i) (3.52)%		(23,263,733)
Net Assets 100.00%		$660,623,000

CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2021, the total value of Rule 144A securities was $248,945,319, which represents 37.68% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2021.
(a)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(b)	Foreign security traded in U.S. dollars.
(c)	Security is perpetual in nature and has no stated maturity.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2021.
(e)	Interest rate to be determined.
(f)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(g)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(h)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(i)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes – Buy Protection at December 31, 2021(1):

Referenced Index	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX.NA.EM.36(4)(5)	Bank of America	1.000%	12/20/2026	$6,020,000	$197,033	$45,978

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid by Central Clearing Party are presented net of amortization (See Note 2(i)).

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2021

(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $45,978. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.

Credit Default Swaps on Indexes - Sell Protection at December 31, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ Depreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.BBB-12	Morgan Stanley	3.000%	8/17/2061	$1,400,000	$(77,631)	$5,398	$(72,233)
Markit CMBX. NA.BBB-9	Citibank	3.000%	9/17/2058	5,700,000	(451,812)	(83,790)	(535,602)
					$(529,443)	$(78,392)	$(607,835)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization. See Note 2(j).
(3)	Total unrealized appreciation on Credit Default Swaps in Indexes amounted to $5,398. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $83,790.
(4)	Includes upfront payments received.

Open Futures Contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2022	121	Long	$14,624,077	$14,638,164	$14,087
U.S. Long Bond	March 2022	209	Long	33,185,684	33,531,438	345,754
U.S. Ultra Treasury Bond	March 2022	189	Long	36,769,863	37,256,625	486,762
Total Unrealized Appreciation on Open Futures Contracts						$846,603

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2022	26	Short	$(3,353,544)	$(3,392,188)	$(38,644)
U.S. 10-Year Ultra Treasury Note	March 2022	55	Short	(7,939,661)	(8,054,063)	(114,402)
U.S. 2-Year Treasury Note	March 2022	31	Long	6,763,630	6,763,328	(302)
Total Unrealized Depreciation on Open Futures Contracts						$(153,348)

28	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$121,134,880	$–	$121,134,880
Corporate Bonds	–	215,639,102	–	215,639,102
Floating Rate Loans	–	14,710,873	–	14,710,873
Foreign Government Obligations	–	4,689,922	–	4,689,922
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	349,768	–	349,768
Government Sponsored Enterprises Pass-Throughs	–	35,061,766	–	35,061,766
Municipal Bonds	–	3,416,058	–	3,416,058
Non-Agency Commercial Mortgage-Backed Securities	–	66,890,561	526,015	67,416,576
U.S. Treasury Obligations	–	189,183,599	–	189,183,599
Short-Term Investments
Repurchase Agreements	–	32,284,189	–	32,284,189
Total	$–	$683,360,718	$526,015	$683,886,733
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$45,978	$–	$45,978
Liabilities	–	–	–	–
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(607,835)	–	(607,835)
Futures Contracts
Assets	846,603	–	–	846,603
Liabilities	(153,348)	–	–	(153,348)
Total	$693,255	$(561,857)	$–	$131,398

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	29

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value (cost $681,126,921)	$683,886,733
Cash	36,002
Deposits with brokers for futures collateral	1,974,488
Deposits with brokers for swaps collateral	661,889
Receivables:
Interest	3,226,255
Investment securities sold	2,302,533
Capital shares sold	1,191,877
Variation margin for futures contracts	409,012
Prepaid expenses	6,711
Total assets	693,695,500
LIABILITIES:
Payables:
Investment securities purchased	31,225,264
Transfer agent fees	913,738
Management fee	156,571
Directors’ fees	71,344
Fund administration	22,367
Capital shares reacquired	2,701
Variation margin for centrally cleared credit default swap agreements	670
Credit default swap agreements payable, at fair value (including upfront payments of $529,443)	607,835
Accrued expenses and other liabilities	72,010
Total liabilities	33,072,500
Commitments and contingent liabilities
NET ASSETS	$660,623,000
COMPOSITION OF NET ASSETS:
Paid-in capital	$659,883,251
Total distributable earnings (loss)	739,749
Net Assets	$660,623,000
Outstanding shares (130 million shares of common stock authorized, $.001 par value)	39,212,609
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.85

30	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Interest and other (net of foreign withholding taxes of $404)	$15,833,016
Expenses:
Management fee	1,931,158
Non 12b-1 service fees	1,724,711
Shareholder servicing	726,966
Fund administration	275,880
Professional	67,169
Custody	31,743
Directors’ fees	30,259
Reports to shareholders	23,452
Other	74,472
Gross expenses	4,885,810
Expense reductions (See Note 9)	(623)
Fees waived and expenses reimbursed (See Note 3)	(31,743)
Net expenses	4,853,444
Net investment income	10,979,572
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	9,322,449
Net realized gain (loss) on futures contracts	(2,635,084)
Net realized gain (loss) on forward foreign currency exchange contracts	98,621
Net realized gain (loss) on swap contracts	(1,062,925)
Net realized gain (loss) on foreign currency related transactions	(22,563)
Net change in unrealized appreciation/depreciation on investments	(18,386,066)
Net change in unrealized appreciation/depreciation on futures contracts	765,981
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	179,204
Net change in unrealized appreciation/depreciation on swap contracts	(32,414)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	223
Net realized and unrealized gain (loss)	(11,772,574)
Net Decrease in Net Assets Resulting From Operations	$(793,002)

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$10,979,572	$13,306,029
Net realized gain on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	5,700,498	23,545,447
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(17,473,072)	8,236,144
Net increase (decrease) in net assets resulting from operations	(793,002)	45,087,620
Distributions to shareholders:	(17,629,159)	(28,123,182)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	132,664,441	141,127,523
Reinvestment of distributions	17,629,159	28,123,182
Cost of shares reacquired	(154,832,501)	(154,100,406)
Net increase (decrease) in net assets resulting from capital share transactions	(4,538,901)	15,150,299
Net increase (decrease) in net assets	(22,961,062)	32,114,737
NET ASSETS:
Beginning of year	$683,584,062	$651,469,325
End of year	$660,623,000	$683,584,062

32	See Notes to Financial Statements.

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33

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$17.34	$0.27	$(0.30)	$(0.03)	$(0.34)	$(0.12)	$(0.46)
12/31/2020	16.85	0.36	0.88	1.24	(0.42)	(0.33)	(0.75)
12/31/2019	15.96	0.42	0.92	1.34	(0.45)	–	(0.45)
12/31/2018	16.65	0.44	(0.60)	(0.16)	(0.53)	–	(0.53)
12/31/2017	16.42	0.36	0.27	0.63	(0.40)	–	(0.40)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

34	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$16.85	(0.24)	0.70	0.71	1.59	$660,623	376
17.34	7.43	0.71	0.72	2.05	683,584	541
16.85	8.41	0.71	0.78	2.50	651,469	715
15.96	(1.03)	0.67	0.89	2.70	561,610	611
16.65	3.86	0.64	0.88	2.16	554,378	452

See Notes to Financial Statements.	35

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2021. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Inflation-Linked Derivatives–The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swaps in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swaps in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

Notes to Financial Statements (continued)

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the

Notes to Financial Statements (continued)

securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(n)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2021, the Fund had no unfunded loan commitments.

(o)	Interest Rate Swaps–The Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(p)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of:

First $4 billion	.28%
Next $11 billion	.26%
Over $15 billion	.25%

For the fiscal year ended December 31, 2021, the effective management fee, net of any applicable waivers, was at an annualized rate of 0.28% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $31,743 of fund administration fees during the fiscal year ended December 31, 2021.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$12,857,073	$21,279,071
Net long-term capital gains	4,772,086	6,844,111
Total distributions paid	$17,629,159	$28,123,182

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains	1,296,591
Total undistributed earnings	1,296,591
Temporary differences	(85,054)
Unrealized loss – net	(471,788)
Total accumulated gains – net	$739,749

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer $13,710 of late-year ordinary losses during the fiscal year ended December 31, 2021.

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$685,019,362
Gross unrealized gain	3,814,160
Gross unrealized loss	(4,285,948)
Net unrealized security loss	$(471,788)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, premium amortization and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for fiscal year ended December 31, 2021 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$2,124,966,221	$372,011,348	$2,205,738,116	$382,106,570

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trades purchases of $724,301 and sales of $1,095,131 which resulted in a net realized gain of $88,865.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2021 (as described in Note 2(g)). A forward foreign currency exchange contract

Notes to Financial Statements (continued)

reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2021 (as described in Note 2(j)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into CPI swaps for the fiscal year ended December 31, 2021 (as described in note 2(i)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2021 (as described in Note 2(i)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Notes to Financial Statements (continued)

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	$45,978
Futures Contracts(2)	$846,603	–

Liability Derivatives
Credit Default Swap Contracts(3)	–	$607,835
Futures Contracts(2)	$153,348	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(3)	Statement of Assets and Liabilities location: Credit default swap agreements receivable/payable, at fair value.

Transactions in derivative instruments for the fiscal year ended December 31, 2021, were as follows:

	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$(1,046,019)	–	–
Credit Default Swap Contracts(1)	–	–	$(16,906)
Forward Foreign Currency Exchange Contracts(2)	–	$98,621	–
Futures Contracts(3)	$(2,635,084)	–	–

	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$(32,414)
Forward Foreign Currency Exchange Contracts(5)	–	$179,204	–
Futures Contracts(6)	$765,981	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(7)	8,687,692	–	–
Credit Default Swap Contracts(7)	–	–	15,943,077
Forward Foreign Currency Exchange Contracts(8)	–	$3,141,275	–
Futures Contracts(7)	1,198	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2021.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.

Notes to Financial Statements (continued)

(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents number of contracts.
(8)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$32,284,189	$–	$32,284,189
Total	$32,284,189	$–	$32,284,189

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$32,284,189	$–	$–	$(32,284,189)	$–
Total	$32,284,189	$–	$–	$(32,284,189)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$607,835	$–	$607,835
Total	$607,835	$–	$607,835

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Citibank	$535,602	$–	$(437,855)	$–	$97,747
Morgan Stanley	72,233	–	–	–	72,233
Total	$607,835	$–	$(437,855)	$–	$169,980

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2021.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of the fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other Funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750

Notes to Financial Statements (continued)

million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statements of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the Fund did not loan any securities.

Notes to Financial Statements (continued)

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

Certain instruments in which the Fund may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non- agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, industry and sector, liquidity, currency, political, information and other risks. As

Notes to Financial Statements (concluded)

compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund’s.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	7,714,522	8,108,990
Reinvestment of distributions	1,042,466	1,625,618
Shares reacquired	(8,957,445)	(8,995,324)
Increase (decrease)	(200,457)	739,284

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about investment performance. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of investment performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of an appropriate benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and an appropriate benchmark as of various periods ended June 30, 2021. The Board observed that although the Fund’s investment performance was below the median of the performance peer group for the three-, five-, and ten-year periods, the Fund’s investment performance was above the median of the performance peer group for the one-year period and the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods.

Approval of Advisory Contract (continued)

The Board took into account actions taken by Lord Attempt to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

Of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $4,772,086 represent long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Total Return Portfolio	SFTR-PORT-2 (02/22)

Item 2:		Code of Ethics.
	(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

	(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:		Audit Committee Financial Expert.
The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:		Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$363,500	$365,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	363,500	365,000

Tax Fees {b}	53,870	53,209
All Other Fees	- 0 -	- 0 -

Total Fees	$417,370	$418,209

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	214,142

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 16, 2022

	By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 16, 2022